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                                                                   EXHIBIT 10.21

                     REVOLVING CREDIT AND SECURITY AGREEMENT

                          dated as of February 3, 1998

                                      among

                                CITYSCAPE CORP.,
                                   as Borrower

                                       and

                           CITYSCAPE FINANCIAL CORP.,
                                  as Guarantor

                                       and

                    THE FINANCIAL INSTITUTIONS PARTY HERETO,
                                   as Lenders

                                       and

                    THE CIT GROUP/EQUIPMENT FINANCING, INC.,
                                    as Agent

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                                TABLE OF CONTENTS
                                                                          Page

ARTICLE I.    DEFINITIONS AND ACCOUNTING TERMS...............................1
      Section 1.01.   Definitions............................................1
      Section 1.02.   Accounting Terms......................................18
      Section 1.03.   Computation of Time Periods...........................18
      Section 1.04.   Rules of Construction.................................19

ARTICLE II.   LOANS.........................................................19
      Section 2.01.   Commitment............................................19
      Section 2.02.   Notes.................................................19
      Section 2.03.   Notice of Borrowing; Making of Loans..................20
      Section 2.04.   Payment of Principal..................................22
      Section 2.05.   Interest..............................................23
      Section 2.06.   Reduction of Total Commitment; Prepayment of Loans....23
      Section 2.07.   Payments..............................................24
      Section 2.08.   Use of Proceeds.......................................26
      Section 2.09.   Reliance Upon Instructions............................26
      Section 2.10.   Capital Adequacy Circumstances........................26
      Section 2.11.   Sharing of Setoffs....................................27
      Section 2.12.   Taxes.................................................28
      Section 2.13.   Increase in Total Commitment..........................31

ARTICLE III.  COLLATERAL....................................................31
      Section 3.01.   Collateral; Grant of Security Interest................31
      Section 3.02.   Responsibility for Collateral.........................34
      Section 3.03.   Representations and Warranties Concerning Collateral..34
      Section 3.04.   Release of Security Interest..........................36
      Section 3.05.   Covenants and Agreements concerning Collateral........37
      Section 3.06.   Agent's Approval of Investors.........................39
      Section 3.07.   Uniform Commercial Code Financing Statements..........39
      Section 3.08.   Collection Rights.....................................39
      Section 3.09.   Attorney-in-Fact......................................39
      Section 3.10.   The Borrower Remains Liable...........................40

ARTICLE IV    BORROWING BASE................................................40
      Section 4.01.   Condition of Lending..................................40
      Section 4.02.   Mandatory Prepayment..................................41
      Section 4.03.   Rights and Obligations Unconditional..................41
      Section 4.04.   Borrowing Base Certificate............................41
      Section 4.05.   General Provisions....................................41

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ARTICLE V.   CONDITIONS PRECEDENT......................................42
      Section 5.01.   Conditions Precedent to Initial Loan.............42
      Section 5.02.   Conditions Precedent to All Loans................44
      Section 5.03.   Loan Requests....................................44
      Section 5.04.   Disbursing Loans.................................45
      Section 5.05.   Wet Mortgage Loan Closings.......................46
      Section 5.06.   Investor Requirements; Other Approvals...........47
      Section 5.07.   High LTV Mortgage Loans..........................48
      Section 5.08.   Temporary Release of Collateral Documents:
                         Delivery of Collateral Documents..............48
      Section 5.09.   Deemed Representation............................49

ARTICLE VI.  REPRESENTATIONS AND WARRANTIES............................49
      Section 6.01.   Formation, Good Standing and Due Qualification...49
      Section 6.02.   Power and Authority; No Conflicts................49
      Section 6.03.   Legally Enforceable Agreements...................49
      Section 6.04.   Litigation.......................................50
      Section 6.05.   Financial Statements.............................50
      Section 6.06.   Ownership and Liens..............................50
      Section 6.07.   Taxes............................................50
      Section 6.08.   ERISA............................................50
      Section 6.09.   Subsidiaries.....................................51
      Section 6.10.   Operation of Business; Prior or Existing
                        Restrictions, Etc..............................51
      Section 6.11.   No Default on Outstanding Judgments or Orders....51
      Section 6.12.   No Defaults on Other Agreements..................51
      Section 6.13.   Labor Disputes and Acts of God...................51
      Section 6.14.   Environmental Protection.........................51
      Section 6.15.   Compliance with Laws.............................52
      Section 6.16.   Licenses.........................................52
      Section 6.17.   Chief Executive Office...........................52
      Section 6.18.   FHA Servicing....................................52
      Section 6.19.   Material Contracts...............................52
      Section 6.20.   Working Capital Indebtedness.....................53

ARTICLE VII.   AFFIRMATIVE COVENANTS...................................53
      Section 7.01.   Maintenance of Existence.........................53
      Section 7.02.   Conduct of Business..............................53
      Section 7.03.   Maintenance of Properties........................53
      Section 7.04.   Maintenance of Records...........................53
      Section 7.05.   Maintenance of Insurance.........................53
      Section 7.06.   Compliance with Laws.............................54
      Section 7.07.   Right of Inspection..............................54
      Section 7.08.   Reporting Requirements...........................54
      Section 7.09.   Compliance With Environmental Laws...............58
      Section 7.10.   Purchase Commitments.............................58

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      Section 7.11.   Pledge of Mortgage Loans..........................58
      Section 7.12.   Taxes.............................................58
      Section 7.13.   Adequate Capital..................................58
      Section 7.14.   ERISA.............................................59
      Section 7.15.   Borrowing Base....................................59
      Section 7.16.   Compliance With Custodian Agreement;
                        Successor Custodian.............................59
      Section 7.17.   FHA Approved Mortgagee............................59
      Section 7.18.   Underwriting Guidelines...........................59
      Section 7.19.   Wet Closing Agents................................60
      Section 7.20.   Bankruptcy Event..................................60

ARTICLE VIII.   NEGATIVE COVENANTS......................................60
      Section 8.01.   Liens.............................................60
      Section 8.02.   Debt..............................................62
      Section 8.03.   Mergers, Etc......................................62
      Section 8.04.   Leases............................................62
      Section 8.05.   Sale and Leaseback................................63
      Section 8.06.   Distributions.....................................63
      Section 8.07.   Sale of Assets....................................63
      Section 8.08.   Investments.......................................63
      Section 8.09.   Financial Hedge Instruments.......................64
      Section 8.10.   Guaranties, Etc...................................64
      Section 8.11.   Transactions With Affiliates......................64
      Section 8.12.   Margin Regulations................................64
      Section 8.13.   Subwarehousing....................................65
      Section 8.14.   Bulk Purchases of Mortgage Loans..................65

ARTICLE IX.   EVENTS OF DEFAULT.........................................65
      Section 9.01.   Events of Default.................................65
      Section 9.02.   Remedies..........................................67
      Section 9.03.   The Agent May Perform.............................68
      Section 9.04.   The Agent's Duties................................69
      Section 9.05.   Continuing Security Interest; Transfer of Note....69

ARTICLE X.           AGENT .............................................69
      Section 10.01.   Appointment......................................69
      Section 10.02.   Nature of Duties.................................70
      Section 10.03.   Rights, Exculpation, Etc.........................70
      Section 10.04.   Reliance.........................................71
      Section 10.05.   Indemnification..................................71
      Section 10.06.   CIT Individually.................................72
      Section 10.07.   Successor Agent..................................72
      Section 10.08.   Collateral Matters...............................72

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ARTICLE XI   MISCELLANEOUS..................................................74
      Section 11.01.   Holidays.............................................74
      Section 11.02.   Records..............................................74
      Section 11.03.   Amendments and Waivers...............................74
      Section 11.04.   No Implied Waiver; Cumulative Remedies...............75
      Section 11.05.   Notices..............................................75
      Section 11.06.   Expenses; Taxes; Attorneys' Fees; Indemnification....76
      Section 11.07.   Application..........................................77
      Section 11.08.   Severability.........................................77
      Section 11.09.   Governing Law........................................77
      Section 11.10.   Prior Understandings.................................78
      Section 11.11.   Duration; Survival...................................78
      Section 11.12.   Counterparts.........................................78
      Section 11.13.   Assignments; Participations..........................78
      Section 11.14.   Successors and Assigns...............................80
      Section 11.15.   Confidentiality......................................80
      Section 11.16.   Waiver of Jury Trial.................................81
      Section 11.17.   Right of Setoff......................................81
      Section 11.18.   Headings.............................................82
      Section 11.19.   Forum Selection and Consent to Jurisdiction..........82
      Section 11.20.   Periodic Due Diligence Review........................82



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Exhibit A        Form of Note
Exhibit B        Form of Notice of Borrowing
Exhibit C        Form of Borrowing Base Certificate
Exhibit D        Form of Custodian Agreement
Exhibit E-1      Form of Pledge Agreement (SPV)
Exhibit E-2      Form of Pledge Agreement (UK)
Exhibit F        Description of Collateral Documents
Exhibit G        Form of Assignment and Acceptance
Exhibit H        Underwriting Guidelines -- High LTV Mortgage Loans
Exhibit I        Underwriting Guidelines -- Home Equity Mortgage Loans
Exhibit J        Underwriting Guidelines -- Multifamily/Mixed Use Mortgage Loans
Exhibit K        Servicing Terms and Provisions
Exhibit L        Mortgage Loan Schedule
Exhibit M        Form of Mortgage and Mortgage Note

SCHEDULES

Schedule 1.01(A) Commitments
Schedule 2.03    Designated Borrowing Officers
Schedule 3.01    Restrictive Agreements
Schedule 3.03(7) Additional Representations and Warranties for Mortgage Loans
Schedule 6.04    Litigation
Schedule 6.05    Material Liabilities of Borrower
Schedule 6.09    Subsidiaries
Schedule 6.19    Material Contracts
Schedule 8.02    Debt of Borrower
Schedule 8.10    Guaranties, Etc.



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                  REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of February
3, 1998 among CITYSCAPE CORP., a New York corporation (the "Borrower"), CITYSCAPE FINANCIAL CORP., a Delaware corporation (the "Guarantor"), the financial institutions from time to time party hereto (individually, a "Lender" and collectively, the "Lenders"), and The CIT GROUP/EQUIPMENT FINANCING, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").

                  WHEREAS, the Borrower engages in the business of originating, purchasing, selling and servicing Mortgage Loans (as hereinafter defined);

                  WHEREAS, the Borrower and the Guarantor have requested the Agent and the Lenders to provide to the Borrower a secured $30,000,000 revolving credit facility, which may be increased to $50,000,000 subject to the terms and conditions hereinafter set forth, in order to finance (A) the Borrower's origination or purchase of Mortgage Loans, pending whole loan sales or sales to investors or for holding certain Mortgage Loans in the Borrower's own portfolio,
(B) the repayment of certain existing indebtedness to CoreStates Bank, N.A., and
(C) other general corporate purposes of the Borrower;

                  WHEREAS, subject to the terms and conditions of this Agreement, the Agent and the Lenders have agreed from time to time make advances to the Borrower, up to the maximum aggregate amount of $30,000,000 outstanding at any time, as such amount may be increased pursuant to the terms and conditions hereinafter set forth, with the Borrower's obligations for repayment to be secured, as hereinafter described, by the Collateral (as hereinafter defined); and

                  NOW, THEREFORE, in consideration of the promises and the agreements hereinafter set forth and intending to be legally bound hereby, the parties agree as follows:


                  ARTICLE I.        DEFINITIONS AND ACCOUNTING TERMS

                  Section 1.01. Definitions. As used in this Agreement, the following terms have the following meanings (terms defined in the singular are to have a correlative meaning when used in the plural and vice versa):

                  "Affiliate" means, with respect to the Borrower, any Person:
(1) which directly or indirectly controls, or is controlled by, or is under common control with the Borrower; (2) which directly or indirectly beneficially owns or holds ten percent or more of any equity or partnership interest of the Borrower; or (3) ten percent or more of the equity or partnership interest of which is directly or indirectly beneficially owned or held by Borrower.

                  "Agencies" means FNMA or FMLMC.

                  "Agent" has the meaning specified in the first paragraph of this Agreement and any successor(s).

                  "Agent Account" shall mean an account in the name of the Agent designated to the Borrower from time to time into which the Borrower shall make all payments to the Agent for the account of the Agent or the Lenders, as the case may be, under this Agreement.

                  "Agent Advances" shall have the meaning given that term in
Section 10.08(a) hereof.

                  "Agreement" means this Revolving Credit and Security Agreement, as amended, supplemented or modified from time to time.

                  "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Agent and, in the absence of a continuing Event of Default, consented to by the Borrower, substantially in the form of Exhibit G hereto.

                  "Availability" means, at any time, the sum of (i) the difference between (A) the lesser of (x) the Borrowing Base and (y) the Total Commitment and (B) the aggregate outstanding principal amount of all Loans and
(ii) the amount of cash in the Operating Account at such time.

                  "Bank" shall mean The Chase Manhattan Bank or The Dai-Ichi Kangyo Bank, Limited, New York Branch, or their respective successors.

                  "Borrower" has the meaning specified in the first paragraph of this Agreement.

                  "Borrower's Account" shall have the meaning given that term in
Section 2.07(a) hereof.

                  "Borrowing Base" means, as of the date of determination, the difference between (i) the Collateral Value of Eligible Mortgages for all Eligible Residential Mortgage Loans; provided, that, in no event will Eligible Residential Mortgage Loans include Conforming Mortgage Loans after April 3, 1998 and (ii) such reserves as the Agent, in its reasonable business judgment, may deem appropriate from time to time.

                  "Borrowing Base Certificate" means a certificate in the form of Exhibit C hereto, properly completed, executed and delivered to the Agent and the Lenders.

                  "Business Day" means any day other than Saturday, Sunday or any other day on which banking institutions are authorized or obligated to close in New York, New York and, with respect to any action under this Agreement that requires the participation of the Custodian, the city in which the relevant office of the Custodian is located.

                  "Case" shall have the meaning specified in Section 7.20 hereof.

                  "Capital Lease" means any obligation under any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

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                  "Certificate of No Default" shall have the meaning specified in Section 7.08(5) hereof.

                  "Change of Control" means the Guarantor shall cease to directly own and control, of record and beneficially, 100% of the then-outstanding capital stock of the Borrower free and clear of all Liens other than Liens permitted under Section 8.01(A)(2) hereof.

                  "CIT" shall have the meaning given to that term in the introductory paragraph to this Agreement.

                  "Closing Agent" means a title company, a closing attorney or other entity which conducts the settlement of a Mortgage Loan and which has not been disapproved by the Agent upon written notice to the Borrower.

                  "Closing Date" means such date on which all of the conditions set forth in Section 5.01 shall be satisfied.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated in connection therewith.

                  "Collateral" means the collateral described in Section 3.01(b) hereof and, including any other collateral granted to the Agent and the Lenders in any other Loan Document.

                  "Collateral Documents" means the documents described in the Description of Collateral Documents.

                  "Collateral Market Value" means the price obtainable for any Pledged Mortgage, as determined in good faith by the Agent, in the commercial markets regularly trading Mortgage Loans of a similar nature. The Agent's determination of Collateral Market Value shall be conclusive upon the parties absent manifest error on the part of the Agent.

                  "Collateral Sale Proceeds" shall mean all proceeds of the refinancing, sale or other disposition of Pledged Mortgages and other Collateral whether by securitization, whole loan sales or otherwise.

                  "Collateral Value of Eligible Mortgages" means, as of any date of determination, an amount equal to the percentage specified below for the appropriate category into which each Eligible Residential Mortgage Loan falls applied to the least of, with respect to each such Eligible Residential Mortgage
Loan: (1) the outstanding principal amount of the Eligible Residential Mortgage Loan, (2) the Collateral Market Value of the Eligible Residential Mortgage Loan,
(3) the price at which the Borrower purchased the Eligible Residential Mortgage Loan or (4) Five Hundred Thousand Dollars ($500,000):

                                      -3-
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Category                                                        Percentage
--------                                                        ----------

Conforming Mortgage Loans                                  85% prior to April 3,
                                                          1998 and 0% thereafter
Home Equity Mortgage Loans                                          85%
Multifamily/Mixed Use Mortgage Loans                                80%
High LTV Mortgage Loans                                     To be determined by
                                                                 the Agent

The percentages specified above may be adjusted downward from time to time by the Agent, in its sole discretion, based upon criteria such as a decrease in the yield on the Borrower's portfolio of Mortgage Loans, an increase in the rate of delinquencies under the Borrower's portfolio of Mortgage Loans, a decrease in the turn-over rate of the Borrower's portfolio of Mortgage Loans, or such other criteria deemed appropriate by the Agent.

                  "Conforming Mortgage Loan" means either (1) a Traditional First Mortgage Loan, (2) an FHA Mortgage Loan or (3) a VA Mortgage Loan and shall not include Jumbo Mortgage Loans.

                  "Conforming Mortgage Loan Sublimit" means $5,000,000.

                  "CoreStates" means CoreStates Bank, N.A., a Pennsylvania banking corporation.

                  "CoreStates Loan" means the loans made under that mortgage warehouse credit facility extended to the Borrower by CoreStates and certain other lenders pursuant to that certain Revolving Credit, Security and Term Loan Agreement dated as of June 30, 1995, as amended.

                  "Commitment" shall mean, with respect to each Lender, the commitment set forth on Schedule 1.01(A) to this Agreement or assigned to such Lender in accordance with Section 11.13, as such amounts may be reduced from time to time pursuant to the terms of this Agreement.

                  "Custodian" means CoreStates and/or any other financial institution acceptable to the Agent and, in the absence of a continuing Event of Default, the Borrower, and their respective successors.

                  "Custodian Agreement" means that certain Custodian Agreement dated as of the date hereof among the Borrower, the Custodian and the Agent, substantially in the form of Exhibit D hereto, as the same may be modified and supplemented and in effect from time to time and any other or replacement custodian agreement acceptable to the Agent.

                  "Debt" means, without duplication, (1) indebtedness or liability for borrowed money; (2) obligations evidenced by bonds, debentures, notes, or other similar instruments; (3) obligations for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business and payable in accordance with customary

                                      -4-
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practices); (4) obligations as lessee under Capital Leases; (5) current liabilities in respect of unfunded vested benefits under Plans covered by ERISA;
(6) reimbursement obligations with respect to letters of credit; (7) obligations under acceptance facilities; (8) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or entity, or otherwise to assure a creditor against loss; (9) obligations or liabilities secured by a Lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof, and (10) net liabilities of such Person under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging agreements or arrangements calculated on a basis satisfactory to the Agent and in accordance with accepted practice. The term "Debt" shall not include deferred loan origination fees of the Borrower.

                  "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

                  "Default Rate" means a rate per annum equal to the rate of interest which would otherwise be applicable hereunder plus two percent (2%).

                  "Designated Borrowing Officer" shall mean any officer of the Borrower identified on Schedule 2.03 attached hereto, or such other officer as shall be designated from time to time in writing by the Borrower to the Agent.

                  "Designated Financial Officer" of a Person shall mean the individual designated from time to time by the Board of Directors or governing body performing like functions of such Person to be the chief financial officer or treasurer of such Person (and individuals designated from time to time by the Board of Directors or governing body performing like functions of such Person to act in lieu of the chief financial officer or the treasurer).

                  "Description of Collateral Documents" means the documents described on Exhibit F attached hereto.

                  "Dollars" and the sign "$" mean lawful money of the United States of America.

                  "Distribution" means, for any Person, any dividend on, or any purchase or acquisition for value of, any of its capital stock now or hereafter outstanding, any return of capital to its stockholders as such, or any other purchase, distribution, advance, draw, fees or other transfers of cash or other assets by such Person to its stockholders.

                  "Early Termination Fee" means, at any time, a fee equal to the then existing Total Commitment multiplied by 1%.

                  "Eligible Residential Mortgage Loan" means the following Mortgage Loans each of which must be made pursuant to the requirements and limitations set forth in the applicable Underwriting Guidelines:


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                  (A) a Conforming Mortgage Loan that is a Single Family
Mortgage Loan and which meets each of the following criteria, as applicable:

                           (1) complies with all requirements (including all covenants, representations and warranties) of this Agreement for the inclusion of such Mortgage Loan in the Borrowing Base, including all documentary requirements;

                           (2) is effectively pledged to the Agent and in respect of which the Agent has a first perfected Lien not subject to any other Liens or claims of any kind;

                           (3) is subject to a Purchase Commitment;

                           (4) except in the case of a Wet Mortgage Loan, the related Mortgage Note, assignment in recordable form and a certified copy of the Mortgage are held by the Custodian pursuant to the Custodian Agreement and the Custodian has delivered a trust receipt for such documents to the Agent;

                           (5) has not remained as Collateral for more than thirty days from the date of delivery to the Custodian;

                           (6) will fully amortize within thirty years or less after the date of origination and is not subject to any negative amortization;

                           (7) is a valid, subsisting, enforceable and perfected first Lien on a Single Family Residence;

                           (8) is secured by a Single Family Residence which is
         (a) an owner-occupied primary residence or (b) a second home;

                           (9) not more than 21 days have elapsed from the date a Collateral Document with respect to such Mortgage Loan was delivered to an Investor for examination and purchase;

                           (10) not more than fourteen Business Days have elapsed from the date a Collateral Document with respect to such Mortgage Loan was delivered to the Borrower for correction or completion without the return thereof to the Custodian;

                           (11) in the case of a Wet Mortgage Loan (a) the Wet Closing Agent has received all Collateral Documents required by this Agreement and the Custodian Agreement to be delivered to the Custodian prior to the funding of such Wet Mortgage Loan, (b) the Custodian has received all Collateral Documents required to be delivered to the Custodian within six Business Days after the funding of such Wet Mortgage Loan, and (c) the Borrower fully complies with the Wet Closing provisions enumerated in Section 5.05 hereof;

                           (12) there is not a delinquency in any payment under the related Mortgage Note and Mortgage;


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
                           (13) each of the related Mortgage Note and Mortgage is genuine and is the legal, valid, binding and enforceable obligations of the maker thereof, not subject to a right of recission, set-off, counterclaim or defense;

                           (14)  the related Mortgage Note has not been
         extinguished under relevant state law in connection with a judgment of foreclosure or foreclosure sale or otherwise;

                           (15) the related mortgaged property is not the subject to a foreclosure proceeding;

                           (16) the mortgagor is not subject to a bankruptcy or insolvency proceeding; and

                           (17)  is not a Mortgage Loan which the Agent
         notifies the Borrower that, in the Agent's reasonable business judgment, is not satisfactory as Collateral; and

                  (B) a Non-Conforming Mortgage Loan which meets each of the following criteria, as applicable:

                           (1) complies with all requirements (including all covenants, representations and warranties) of this Agreement for the inclusion of such Mortgage Loan in the Borrowing Base, including all documentary requirements;

                           (2) is effectively pledged to the Agent and in respect of which the Agent has a first or second perfected Lien;

                           (3) except in the case of a Wet Mortgage Loan, the related Mortgage Note, assignment in recordable form and a certified copy of the Mortgage are held by the Custodian pursuant to the Custodian Agreement and the Custodian has delivered a trust receipt for such documents to the Agent;

                           (4) if the Mortgage Loan was originated by a Person other than the Borrower, such Mortgage Loan (other than a High LTV Mortgage Loan) was not purchased by the Borrower more than five Business Days prior to the date of the Custodian's receipt of the related Mortgage Note, assignment and Mortgage;

                           (5) will fully amortize within thirty years or less after the date of origination, is not subject to any negative amortization and is not a balloon Mortgage Loan the amortization of which the Agent finds unacceptable;

                           (6)  is a valid, subsisting, enforceable and
         perfected first or second Lien, provided that Multifamily/Mixed Use Loans may only be first Liens;

                           (7)  is secured by a premise which is (1) an
         owner-occupied primary residence, (2) a second home or investor property, or (3) a Multifamily/Mixed Use Property;


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
                           (8) not more than fourteen Business Days have elapsed from the date a Collateral Document with respect to such Mortgage Loan was delivered to the Borrower for correction or completion without the return thereof to the Custodian;

                           (9) in the case of a Wet Mortgage Loan (a) the Wet Closing Agent has received all Collateral Documents required to be delivered to the Custodian prior to the funding of such Wet Mortgage Loan, (b) the Custodian has received all Collateral Documents required to be delivered to the Custodian within six Business Days, or such longer period agreed to by the Agent pursuant to Section 5.05(2) hereof, after the funding of such Wet Mortgage Loan, and (c) the Borrower fully complies with the Wet Closing provisions enumerated in
         Section 5.05 hereof;

                           (10) has not remained as Collateral for more than thirty days from the date of delivery to the Custodian;

                           (11) there is not a delinquency in any payment under the related Mortgage Note and Mortgage;

                           (12) each of the related Mortgage Note and Mortgage is genuine and is the legal, valid, binding and enforceable obligations of the maker thereof, not subject to a right of recission, set-off, counterclaim or defense;

                           (13)  the related Mortgage Note has not been
         extinguished under relevant state law in connection with a judgment of foreclosure or foreclosure sale or otherwise;

                           (14)  the related mortgaged property is not
         subject to a foreclosure proceeding;

                           (15) the mortgagor is not subject to a bankruptcy or insufficiency proceedings;

                           (16) in the case of a High LTV Mortgage Loan, is approved by the Agent;

                           (17) except in the case of a High LTV Mortgage Loan, without the consent of the Agent, the loan to value ratio of the Mortgage Loan is not greater than 90%; and

                           (18) is not a Mortgage Loan which the Agent notifies the Borrower that, in the Agent's reasonable business judgment, is not satisfactory as Collateral.

If a Mortgage Loan that initially satisfies all of the required conditions for inclusion as an Eligible Residential Mortgage Loan and for inclusion in the Borrowing Base ceases to satisfy such conditions and be included in the Borrowing Base, such Mortgage Loan may subsequently be included as an Eligible Residential Mortgage Loan and be included in the Borrowing Base if at such subsequent time the Mortgage Loan satisfies all of the required conditions.

                  "Environmental Discharge" means any discharge or release of any Hazardous Materials in violation of any applicable Environmental Law.

                  "Environmental Law" means any Law relating to pollution or the environment, including, without limitation, Laws relating to noise or to emissions, discharges, releases or threatened releases of Hazardous Materials into the workplace, the community or the environment, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

                  "Environmental Liabilities and Costs" shall mean all liabilities, monetary obligations, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any directive, order, litigation, judicial or administrative proceeding, judgment, letter or other written communication from any Governmental Authority relating to any environmental condition, violation of Environmental Law or Environmental Discharge from or onto (i) any property presently or formerly owned by the Borrower or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by the Borrower or any of its Subsidiaries.

                  "Environmental Lien" shall mean any Lien securing Environmental Liabilities and Costs incurred by a Governmental Authority.

                  "Environmental Notice" means any complaint, order, citation, letter, inquiry, notice or other written communication from any Person (1) affecting or relating to Borrower's compliance with any Environmental Law in connection with any activity or operations at any time conducted by such Borrower, (2) relating to the occurrence or Presence of or exposure to or possible or threatened or alleged occurrence or Presence of or exposure to Environmental Discharges or Hazardous Materials at any of the locations or facilities of any of the Borrower, including, without limitation (a) the existence of any contamination or possible or threatened contamination at any such location or facility and (b) remediation of any Environmental Discharge or Hazardous Materials at any such location or facility or any part thereof; and
(3) any violation or alleged violation of any relevant Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

                  "ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or is under common control (within the meaning of Section 414(c) of the Code) with the Borrower.

                  "Escrow Deposits" means all monies held by the Borrower representing principal, interest, tax, insurance and other deposits or payments made by mortgagors under Mortgage Loans.

                  "Event of Default" has the meaning specified in Section 9.01.

                  "Exception Report" shall mean the exception report prepared by the Custodian pursuant to the Custodian Agreement.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "FHA" means the Federal Housing Administration and its successors.

                  "FHA Approved Mortgagee" means a corporation or institution approved as a Title I mortgagee by the Department of Housing and Urban Development under the National Housing Act and applicable FHA regulations and eligible to own and service mortgage loans.

                  "FHA Mortgage Loan" means a Mortgage Loan which satisfies all applicable rules and requirements to be insured by the FHA and which is insured by the FHA.

                  "FHLMC" means the Federal Home Loan Mortgage Corporation.

                  "FNMA" means the Federal National Mortgage Association and its successors.

                  "Fee Letter" means the letter agreement, dated as of the date hereof, between the Borrower and the Agent obligating the Borrower to pay certain fees to the Agent in connection with this Agreement, as such letter agreement may be modified, supplemented or amended from time to time.

                  "Financial Assets" has the meaning specified therefor in the UCC.

                  "Fiscal Year" means each period from January 1 to December 31.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

                  "Good Faith Contest" means the contest of an item if, in the Agent's sole determination: (1) the item is diligently contested in good faith by appropriate proceedings timely instituted; (2) adequate reserves are established on the books of the Borrower with respect to the contested item; (3) during the period of such contest, the enforcement of any contested item is effectively stayed and no Lien is imposed on any assets of the Borrower; and (4) after implementation or satisfaction of the conditions described in clauses (1), (2) and (3) above, the failure to pay or comply with the contested item could not result in a Material Adverse Change.

                  "Governmental Authority" means any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Greenwich" means Greenwich Capital Financial Products, Inc., a Delaware corporation.

                  "Guarantor" has the meaning specified in the first paragraph of this Agreement.

                  "Guarantee" means the guarantee referred to in Section
5.01(6).

                  "Hazardous Materials" means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes or substances, as any of those terms are defined from time to time in or for the purposes of any relevant Environmental Law, including, without limitation, asbestos fibers and friable asbestos, polychlorinated biphenyls, and any petroleum or hydrocarbon-based products or derivatives.

                  "High LTV Mortgage Loans" means those Mortgage Loans having a loan to value ratio in excess of 90% which are underwritten in accordance with the Borrower's Sav* -A- Loan Underwriting Guidelines attached hereto as Exhibit H.

                  "High LTV Mortgage Loan Sublimit" means an amount to be determined by the Agent.

                  "Home Equity Mortgage Loan" means a Mortgage Loan, other than a High LTV Mortgage Loan and a Multifamily/Mixed Use Mortgage Loan, which fails to satisfy all of the requirements for sale to FNMA or FHLMC under their standard Mortgage Loan purchase programs, but which satisfies all of the applicable requirements of the Underwriting Guidelines set forth on Exhibit I hereto.

                  "Indemnified Parties" shall have the meaning specified therefor in Section 11.06 hereof.

                  "Investment Property" has the meaning specified therefor in the UCC.

                  "Investor(s)" means FNMA, FHLMC, and any other Person that has delivered to the Borrower a Purchase Commitment and may include banks, insurance companies, mortgage bankers, pension funds, investment bankers, securities dealers, and state, county or municipal housing agencies.

                  "Jumbo Mortgage Loan" means, with respect to Conforming Mortgage Loans, an Eligible Residential Mortgage Loan in a principal amount equal to or greater than the limits established from time to time by FNMA or FHLMC for sale to FNMA or FHLMC but which Eligible Residential Mortgage Loan in all other respects satisfies the requirements for sale to FNMA and FHLMC.

                  "Law" means any federal, state or local statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority, including any judicial or administrative order, consent decree or judgment.

                  "Lenders" shall have the meaning given that term in the introductory paragraph to this Agreement.

                  "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing).

                  "Loan" or "Loans" shall mean any and all loan or loans made by the Lenders, or by the Agent on behalf of the Lenders, to the Borrower or made as a result of charges made to the Borrower's Account, in each case pursuant to the terms of this Agreement.

                  "Loan Documents" shall mean this Agreement, the Notes, each Pledge Agreement, the Guaranty, the Fee Letter, the Custodian Agreement, each Notice of Borrowing, each Borrowing Base Certificate, the UCC-1 financing statements delivered in connection with this Agreement, and all other instruments, agreements and documents from time to time delivered in connection with or otherwise relating to any Loan Document.

                  "Loan Party" means one or, if plural, both of the Borrower and the Guarantor.

                  "Majority Lenders" means those Lenders whose Pro Rata Shares aggregate not less than 66-2/3%.

                  "Material Adverse Change" means (1) a material adverse change in the status of the business, results of operations, condition (financial or otherwise), property or prospects of either of the Loan Parties, (2) any event or occurrence of whatever nature which will have a material adverse effect on either of the Loan Parties' ability to perform their obligations under the Loan Documents, (3) a material adverse change in the Lien arising under this Agreement on any Collateral or (4) any event or occurrence of whatever nature which will have a material adverse effect or result in an adverse change in the legality, validity or enforceability of this Agreement or any Loan Document, the rights or remedies of the Agent and the Lenders under any Loan Document, or the value, collectability or the nature of the Collateral.

                  "Material Contract" means, with respect to any Person, each contract or agreement to which such Person is a party involving aggregate consideration payable to or by such Person of $1,000,000 or more (other than purchase orders in the ordinary course of the Borrower's business and other than contracts that by their terms may be terminated by any party thereto in the ordinary course of its business upon less than 60 days' notice) or otherwise material to the business, operations, condition (financial or otherwise) performance or properties of such Person.

                  "Minority Lender" shall have the meaning specified therefor in
Section 11.03(b) hereof.

                  "Mortgage" means a mortgage, deed of trust, security deed or similar lien encumbering real property securing a Mortgage Loan.

                  "Mortgage Loan" means a loan which is secured by a first or second mortgage.

                  "Mortgage Loan Closing Date" means the date that a Mortgage Loan is scheduled to settle.

                  "Mortgage Loan Schedule" means a schedule of Mortgage Loans containing the information specified in Exhibit L hereto with respect to each Mortgage Loan to be delivered by the Borrower to the Agent pursuant to Section 2.03(a) hereof.

                  "Mortgage Note" means the note or other evidence of indebtedness of a mortgagor on a Mortgage Loan.

                  "Multiemployer Plan" means Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Multifamily/Mixed Use Mortgage Loan" means a Mortgage Loan that was underwritten in accordance with the Underwriting Guidelines attached hereto as Exhibit J and which is secured by a Mortgage which is a first lien on a Multifamily/Mixed Use Property.

                  "Multifamily/Mixed Use Mortgage Loan Sublimit" means
$3,000,000.

                  "Multifamily/Mixed Use Property means a completed small residential multifamily residence or mixed-use structure which satisfies the definitions, and fully complies with the guidelines, contained in Exhibit J hereto.

                  "New Lending Office" shall have the meaning specified therefor in Section 2.12(g) hereof.

                  "Non-Conforming Mortgage Loan" means either a Home Equity Mortgage Loan, a High LTV Mortgage Loan or a Multifamily/Mixed Use Mortgage Loan.

                  "Non-U.S. Lender" shall have the meaning specified therefor in
Section 2.12(g) hereof.

                  "Notes" shall mean the promissory notes of the Borrower executed and delivered to the Lenders under this Agreement and substantially in the form of Exhibit A hereto, as modified or restated from time to time and any promissory note or notes issued in exchange or replacement thereof under this Agreement, including all extensions, renewals, refinancings or refundings under this Agreement in whole or part.

                  "Notice of Borrowing" shall have the meaning given to that term in Section 2.03(a) hereof.

                  "Notices" shall have the meaning specified therefor in Section
11.05 hereof.

                  "Obligations" means (1) each and every obligation, covenant and agreement of the Borrower now or hereafter existing contained in this Agreement, and any of the other Loan Documents, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower), fees, expenses, indemnities or otherwise, and any amendments or supplements thereto, extensions or renewals thereof or replacements therefor under this Agreement, including but not limited to all indebtedness, obligations and liabilities of such Borrower to the Agent and the Lenders now existing or hereafter incurred under or arising out of or in connection with the Notes, this Agreement, the other Loan Documents, and any documents or instruments executed in connection therewith, (2) all sums advanced in accordance with this Agreement by or on behalf of the Agent to protect any of the Collateral purported to be covered hereby, and (3) any amounts paid by the Agent in preservation of any of the Agent's and the Lenders' rights or interest in the Collateral, together with interest on such amounts from the date such amounts are paid until reimbursement in full at a rate per annum equal at all times to the Regular Rate or Default Rate, as applicable, pursuant to the terms of this Agreement; in each case whether direct or indirect, joint or several, absolute or contingent, liquidated or unliquidated, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, and including all indebtedness of the Borrower under any instrument now or hereafter evidencing or securing any of the foregoing.

                  "Office" when used in connection with the Agent shall mean its office located at 650 CIT Drive, Livingston, New Jersey 07039 or at such other office or offices of the Agent as may be designated in writing from time to time by the Agent to the Borrower and when used in connection with the Bank shall mean the office of such entity designated in writing from time to time by the Agent to the Borrower. In the event The Chase Manhattan Bank shall be the Bank, the Office for such entity shall until further written notice from the Agent to the Borrower be its office located at 55 Water Street, New York, New York 10004.

                  "Operating Account" means a demand deposit account established by the Borrower with the Custodian for use by the Borrower for its general business operations.

                  "Other Taxes" shall have the meaning given to that term in
Section 2.12(b) hereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Liens" has the meaning specified in Section 8.01.

                  "Person" means an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA or to which Section 412 of the Code applies.

                  "Pledge Agreement (SPV)" means that certain Pledge Agreement, dated as of the date hereof, among the Borrower, Greenwich and the Agent, as collateral agent for the Lenders and Greenwich, substantially in the form of Exhibit E-1 hereto, as the same may be further amended, supplemented and otherwise modified from time to time.

                  "Pledge Agreement (UK)" means that certain Pledge Agreement, dated as of the date hereof, between the Borrower and the Agent, substantially in the form of Exhibit E-2 hereto, as the same may be further amended, supplemented and otherwise modified from time to time.

                  "Pledged Mortgages" means all Mortgages and Mortgage Notes (1) covered by or referred to or intended to be included, in a loan request, or (2) for which any of the documentation related thereto is received by the Custodian under or pursuant to the Custodian Agreement or any of the Loan Documents, or
(3) which are the subject of the Wet Closing provisions of this Agreement.

                  "Presence", when used in connection with any Environmental Discharge or Hazardous Materials, means and includes presence, generation, manufacture, installation, treatment, use, storage, handling, repair, encapsulation, disposal, transportation, spill, discharge and release.

                  "Prime Rate" shall mean the interest rate per annum publicly announced from time to time by the Bank in New York, New York as its Prime Rate, such interest rate to change automatically from time to time effective as of the announced effective date of each change in the Prime Rate. The Prime Rate is not intended to be the lowest rate of interest charged by the Bank to its borrowers.

                  "Pro Rata Share" shall mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the Total Commitment, as adjusted from time to time in accordance with the provisions of Sections 2.13 and 11.13 hereof, provided that, if the Total Commitment has been terminated, the numerator shall be the unpaid amount of such Lender's Loans and the denominator shall be the aggregate amount of all unpaid Loans.

                  "Prohibited Transaction" means any non-exempt transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

                  "Purchase Commitments" means valid and enforceable written commitments issued by Investors to purchase Mortgage Loans from the Borrower at a fixed price.

                  "Register" shall have the meaning given that term in Section 11.13(c) hereof.

                  "Regular Rate" shall mean, for any day, the Prime Rate for such day plus .50%.

                  "Reportable Event" means any of the events set forth in
Section 4043(b) of ERISA (other than an event not subject to provision for the 30-day notice to the PBGC under the regulations promulgated under such Section).

                  "Retained Interest" means, with respect to a pool of Mortgage Loans that have been transferred by the Borrower to a trust or other Person through a sale or securitization, the direct or indirect rights with respect to such pool, including any rights to receive payments attributable to such pool, retained by the Borrower subsequent to such transfer, whether such rights are security, contractual, arise through the holding of an interest in such trust, or other Person, or otherwise.

                  "Retained Interest Receivables" means the direct or indirect right to Retained Interests that would be capitalized on a Person's balance sheet (in accordance with GAAP), including, without limitation, subordinated and interest-only certificates and any similar rights arising by virtue of the holding of capital stock or any other equity interest in any entity to which Mortgage Loans have been transferred in a sale or securitization.

                  "Restricted Accounts" means one or more demand deposit accounts established by the Borrower with the Custodian or any other commercial bank to which there may be deposited from time to time monies paid in connection with a release of Collateral, which account shall be restricted in that the Borrower shall not be entitled to withdraw money therefrom and the Agent shall be authorized to make withdrawals from such account in accordance with the terms of this Agreement in connection with a refinancing, sale or other disposition of Collateral.

                  "Second Mortgage Loan Sublimit" means $5,000,000.

                  "Securities Account" has the meaning specified therefor in the UCC.

                  "Securities Entitlement" has the meaning specified therefor in the UCC.

                  "Senior Note Indenture" means the Indenture dated as of May 14, 1997, as amended, among the Guarantor, the Borrower, as guarantor, and any other subsidiary guarantor party thereto from time to time and The Chase Manhattan Bank, as Trustee, with respect to up to $300,000,000 of 12-3/4% Senior Notes due 2004 of the Guarantor.

                  "Settlement Period" shall have the meaning set forth in
Section 2.03(f) hereof.

                  "Single Family Mortgage Loan" means a Mortgage Loan which is secured by a Mortgage which is a first or second Lien on a Single Family Residence.

                  "Single Family Residence" means a completed one (1) to four
(4) family residential dwelling and the property related thereto.

                  "Subsidiary" shall mean, with respect to any Person, any corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association or other business entity of which an aggregate of 50% or more of the outstanding stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned or controlled by such Person and/or one or more Subsidiaries of such Person.

                  "Subwarehouse Mortgage Loan" means a mortgage loan originated as a result of the Borrower's Subwarehousing activities.

                  "Subwarehousing" means an arrangement pursuant to which the Borrower extends credit to a mortgage lender (the "Subwarehouse Borrower") in order to fund a mortgage loan to be made by the Subwarehouse Borrower pursuant to a credit agreement between the Borrower, as lender and the Subwarehouse Borrower, as borrower.

                  "Taxes" shall have the meaning given to that term in Section
2.12 hereof.

                  "Termination Date" shall have the meaning given to that term in Section 2.01.

                  "Total Commitment" means the aggregate Commitments of the Lenders as set forth on Schedule 1.01(A) which may be reduced or increased pursuant to the terms of this Agreement.

                  "Traditional First Mortgage Loan" means a Mortgage Loan which
(1) is a first Lien on a Single Family Residence, (2) is neither insured by the FHA nor guaranteed by the VA, (3) matures in thirty (30) years or less, (4) bears interest at a current market rate at the time of origination, and (5) satisfies all requirements for sale to FNMA and FHLMC or any other Investor's Conforming Mortgage Loan programs.

                  "Transferee" shall have the meaning specified therefor in
Section 2.12(a) hereof.

                  "Underwriting Guidelines" means the Underwriting Guidelines as in effect on the Closing Date, attached as Exhibits H, I and J hereto.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "Unused Line Fee" shall have the meaning given to that term in
Section 2.07(e)

                  "VA" means the Veterans Administration and its successors.

                  "Value" has the meaning specified in the Pledge Agreement
(SPV).

                  "Warehouse Account" means a demand deposit account established by the Borrower with the Custodian into which proceeds of a Loan may be deposited and from which Mortgage Loan proceeds may be disbursed, in accordance with instructions from the Borrower to the Custodian, directly to the Closing Agent in connection with the settlement of Mortgage Loans.

                  "Wet Closing" means a Wet Mortgage Loan closing where the Agent is requested to make a Loan prior to, on the date of, or after, the closing of the Wet Mortgage Loan, but prior to the delivery of the documentation related thereto required pursuant to the terms of this Agreement and the Custodian Agreement to be delivered to the Custodian in all such cases in accordance with the procedures outlined therefor under this Agreement.

                  "Wet Closing Agent" means each Closing Agent who (1) is designated by the Borrower as responsible for the closing of a Wet Mortgage Loan and (2) is not disapproved by the Agent, in its sole discretion.

                  "Wet Closing Agent Agreement" means an agreement executed by each Wet Closing Agent in connection with the funding of each Wet Mortgage Loan whereby such Wet Closing Agent agrees to act as the agent of the Agent in accordance with the provisions of Section 5.05(3) hereof.

                  "Wet Collateral" has the meaning specified in Section 3.01(b)(6).

                  "Wet Loans" means Loans the proceeds of which are used to originate Wet Mortgage Loans.

                  "Wet Mortgage Loan" means any Eligible Residential Mortgage Loan that is pledged to the Agent pursuant to the Wet Closing provisions contained in this Agreement.

                  "Wet Mortgage Loan Sublimit" means, at any time, ten (10%) percent of the then existing Total Commitment.

                  "Working Capital Sublimit" means, at any time of determination, $25,000,000 less the aggregate outstanding principal amount of Debt of the Guarantor and its Subsidiaries incurred and permitted under Section 4.06(b)(1)(B) of the Senior Note Indenture (other than Debt incurred under this Agreement).

                  Section 1.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP, consistently applied.

                  Section 1.03. Computation of Time Periods. Except as otherwise provided in this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

                  Section 1.04. Rules of Construction. When used in this
Agreement: (1) a reference to time shall be the time in New York City; (2) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (3) a reference to a day shall be a calendar day unless Business Day is specified.


                                   ARTICLE II.

                                      LOANS

                  Section 2.01. Commitment. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Loans to the Borrower at any time and from time to time on or after the date hereof and to, but not including, the Termination Date, in an aggregate principal amount at any time outstanding to the Borrower not to exceed the amount of such Lender's Commitment, as such Commitment may be reduced in accordance with the provisions of this Agreement. Notwithstanding the foregoing (i) the aggregate principal amount of Loans outstanding at any time to the Borrower shall not exceed the lesser of (A) the Total Commitment and (B) the then current Borrowing Base, (ii) the aggregate principal amount of Wet Loans shall not at any time exceed the Wet Mortgage Loan Sublimit, (iii) the aggregate principal amount of Loans the proceeds of which are used by the Borrower to make Multifamily/Mixed Use Mortgage Loans shall not at any time exceed the Multifamily/Mixed Use Mortgage Loan Sublimit, (iv) the aggregate principal amount of Loans the proceeds of which are used by the Borrower to make High LTV Mortgage Loans shall not at any time exceed the High LTV Mortgage Loan Sublimit,
(v) the aggregate principal amount of Loans the proceeds of which are used by the Borrower to make Mortgage Loans secured by second mortgages shall not at any time exceed the Second Mortgage Loan Sublimit, (vi) the aggregate principal amount of Loans the proceeds of which are used by the Borrower for general corporate purposes shall not at any time exceed the Working Capital Sublimit, and (vii) the aggregate principal amount of Loans used by the Borrower to make Conforming Mortgage Loans shall not exceed the Conforming Mortgage Loan Sublimit prior to April 3 1998 and shall not exceed zero thereafter. The Total Commitment and the Commitment of each Lender shall automatically and permanently be reduced to zero on February 3, 2000 (the "Termination Date"). Within the limits of time and amount set forth in this Section 2.01, the Borrower may borrow, repay and reborrow hereunder subject to the provisions of this Agreement.

                  Section 2.02. Notes. The obligation of the Borrower to repay the unpaid principal amount of the Loans made to it by each Lender and to pay interest thereon shall be evidenced by a Note dated the date of this Agreement in the principal amount of such Lender's Commitment with the blanks appropriately filled in. An executed Note for each Lender shall be delivered by the Borrower to the Agent on the date of the execution and delivery of this Agreement and in accordance with Sections 2.13 and 11.13 hereof.

                  Section 2.03.     Notice of Borrowing; Making of Loans.

                           (a)      Whenever the Borrower desires to borrow, it
shall provide notice to the Agent of such proposed borrowing (a "Notice of Borrowing"), each such notice, to be given not later than 10:00 a.m. (New York City time) on the date of such proposed borrowing, setting forth: (i) the date, which shall be a Business Day, on which such borrowing is to occur, (ii) the principal amount of the Loan being borrowed, the use of proceeds of such Loan and, if the proceeds of such Loan are to be used to originate Mortgage Loans, whether or not such Loan is a Wet Loan, (iii) the account information where such Loan is to be received, which shall be either the Warehouse Account or the Operating Account, and (iv) the other information required by Sections 5.03, 5.04, 5.05 and 5.07, as applicable. If the proceeds of the Loan are to be used to originate or purchase Mortgage Loans, the Notice of Borrowing shall also have attached a Mortgage Loan Schedule identifying the Mortgage Loans the Borrower proposes to pledge to the Agent and to include in the Borrowing Base. Such notice shall be given in writing by a Designated Borrowing Officer, substantially in the form of Exhibit B hereto, containing the original or facsimile signature of a Designated Borrowing Officer. Except for a Notice of Borrowing when the Agent will fund the related Loan pursuant to Section 2.03(e) hereof, the Agent shall provide each Lender with prompt notice of each Notice of Borrowing. Except as otherwise provided in Section 2.03(e), on the date specified in such notice, each Lender shall, subject to the terms and conditions of this Agreement, make its Pro Rata Share of such Loan in immediately available funds by wire transfer to the Agent at its Office not later than 11:00 a.m. (New York City time). Unless (i) the Agent determines that any applicable conditions in Article V have not been satisfied or (ii) the Borrower fails to deliver the applicable Collateral Documents and any other certificates or documents to the Custodian before the date of the proposed borrowing as required under this Agreement and the Custodian Agreement, the Agent shall make the funds so received from the Lenders available to the Borrower not later than 12:00 noon. (New York City time), on the date specified in such notice in immediately available funds by initiating a wire transfer.

                           (b)      The Agent and each Lender shall be entitled
to rely conclusively on each Designated Borrowing Officer's authority to request a Loan on behalf of the Borrower until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

                           (c)      The Agent and the Lenders shall not incur
any liability to the Borrower in acting upon any Notice of Borrowing referred to above which the Agent and the Lenders believe in good faith to have been given by a Designated Borrowing Officer or for otherwise acting in good faith under this Section 2.03 and, upon the funding of a Loan by the Lenders (or by the Agent on behalf of the Lenders) in accordance with this Agreement pursuant to any such notice, the Borrower shall have effected a Loan hereunder.

                           (d)      Each Notice of Borrowing pursuant to this
Section 2.03 shall be irrevocable and the Borrower shall be bound to make a borrowing in accordance therewith. Each Loan, the proceeds of which are to be used for working capital purposes, shall be in a minimum amount of $100,000.

                           (e)      (i)     Except as otherwise provided in this
subsection 2.03(e), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder.

                                    (ii)    Notwithstanding any other provision
of this Agreement, and in order to reduce the number of fund transfers among the Borrower, the Lenders and the Agent, the Borrower, the Lenders and the Agent agree that the Agent may (but shall not be obligated to), and the Borrower and the Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders, Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in subsection 2.03(f); provided, however, that (a) the Agent shall in no event fund such Loans if the Agent shall have received written notice from the Majority Lenders on the Business Day prior to the day of the proposed Loan that one or more of the conditions precedent contained in Sections 5.02, 5.03, 5.04, 5.05 and 5.07, as applicable, will not be satisfied on the day of the proposed Loan, and (b) the Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02, 5.03, 5.04, 5.05 and 5.07, as applicable, have been satisfied.

                                    (iii)   Unless (A) the Agent has notified
the Lenders that the Agent, on behalf of the Lenders, will fund a particular Loan pursuant to subsection 2.03(e)(ii), or (B) the Agent shall have been notified by any Lender on the Business Day prior to the day of a proposed Loan that such Lender does not intend to make available to the Agent such Lender's Pro Rata Share of the Loan requested on such day, the Agent may assume that such Lender has made such amount available to the Agent on such day and the Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrower on such day. If the Agent makes such corresponding amount available to the Borrower and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrower shall, for all purposes hereof, be a Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Agent for its own account.

                                    (iv)    Nothing in this subsection 2.03(e)
shall be deemed to relieve any Lender from its obligations to fulfill its Commitment hereunder or to prejudice any rights that the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                           (f)      (i)     With respect to all periods for
which the Agent has funded Loans pursuant to subsection 2.03(e), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Agent shall notify each Lender of the average daily unpaid principal amount of the Loans outstanding during such Settlement Period. In the event that such amount is greater than the average daily unpaid principal amount of the Loans outstanding during the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Loans made on the date of such Lender's initial funding), each Lender shall promptly make available to the Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such average daily unpaid principal amount, the Agent shall promptly pay over to each Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Agent shall determine that it is desirable to present claims against the Borrower for repayment, each Lender shall promptly remit to the Agent or, as the case may be, the Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Loans will be equal to its Pro Rata Share thereof. The obligations of each Lender under this subsection 2.03(f) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans which have been funded by such Lender.

                                    (ii)    In the event that any Lender fails
to make any payment required to be made by it pursuant to subsection 2.03(f)(i), the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrower shall, for all purposes hereof, be a Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Agent for its own account. Nothing in this subsection 2.03(f)(ii) shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  Section 2.04. Payment of Principal. To the extent not due and payable earlier pursuant to the terms of this Agreement, the entire unpaid principal amount of each of the Loans shall be due and payable on the Termination Date. The Borrower shall take all actions required so that all Collateral Sale Proceeds will be paid directly to the Agent for the benefit of the Lenders. Without limiting the generality of the foregoing, the Borrower shall cause all Persons making such payments to remit directly to the Agent, by way of wire transfer into a Restricted Account, from such proceeds, as payments of principal hereunder, an amount equal to all Collateral Sale

Proceeds. Notwithstanding the foregoing (i) as long as the Borrower is required to pay to Greenwich 50% of the proceeds of the sale of any Retained Interest Receivables and/or the capital stock of the Subsidiaries of the Borrower that own such Retained Interested Receivables, only 50% of the proceeds of the sale of any Retained Interest Receivables and/or the capital stock of the Subsidiaries of the Borrower that own such Retained Interest Receivables shall be required to be paid directly to the Agent for the benefit of the Lenders and
(ii) the Borrower shall only be required to pay directly to the Agent for the benefit of the Lenders proceeds from the sale of real estate owned by the Borrower, which are the proceeds of Pledged Mortgages released by the Agent pursuant to Section 3.04(c) hereof, to the extent such proceeds exceed $7,500,000, in the aggregate, in any calendar year. In the event that notwithstanding the foregoing any such Collateral Sale Proceeds required to be paid to the Agent shall be paid to the Borrower, the Borrower shall immediately upon such receipt pay same over directly to the Agent; and while in such Borrower's possession, such amounts shall be held in trust for the Agent.

                  Section 2.05. Interest. The Borrower shall pay to the Agent for the account of each Lender interest in arrears on the unpaid principal amount of each Loan, from the date on which such Loan is advanced until such principal amount has been repaid in full, monthly on the first day of each month commencing with the first day of the first month after this Agreement is executed at the rate per annum equal to the Regular Rate.

                  Section 2.06      Reduction of Total Commitment; Prepayment of
Loans.

                           (a)      Subject to the terms of Section 2.07(f)
hereof and to the last sentence of this paragraph, the Borrower may, with the prior written consent of the Majority Lenders, reduce the Total Commitment to an amount (which may be zero) not less than the sum of (i) the aggregate unpaid principal amount of all Loans then outstanding and (ii) the aggregate principal amount of all Loans not yet made as to which notice has been given by the Borrower under Section 2.03 hereof. Each such reduction shall be in an amount which is an integral multiple of $1,000,000, shall be requested by providing not less than three Business Days' prior written notice to the Agent and, if agreed to by the Majority Lenders, shall be irrevocable and may not be reinstated. Each such reduction of the Total Commitment shall reduce the Commitment of each Lender on a pro rata basis. No consent of the Majority Lenders is required if the Borrower reduces the Total Commitment to zero in accordance with this
Section 2.06(a).

                           (b)      Subject to the terms of Section 2.07(f)
hereof, the Borrower shall have the right to prepay, in whole or in part, all Loans.

                           (c)      To the extent that the outstanding Loans
exceed the lesser of the Total Commitment and the Borrowing Base, the Borrower shall immediately either (i) make a prepayment on the Loans in an amount equal to such excess or (ii) provide additional Eligible Residential Mortgage Loans so that the outstanding Loans do not exceed the Borrowing Base.

                           (d)      Except as permitted in Section 2.04, all
Collateral Sale Proceeds shall be paid directly to the Agent by the Person making such payment, provided that, any such Collateral Sale Proceeds paid to the Agent when no Loans are outstanding and no other Obligations are due and payable under this Agreement, shall be promptly paid to the Borrower.

                           (e)      If for any reason a Wet Mortgage Loan is not
closed and funded on or before the second Business Day immediately following its Mortgage Loan Closing Date, the Borrower will prepay the Wet Loan made in respect of such Wet Mortgage Loan on the third Business Day immediately following such Mortgage Loan Closing Date.

                           (f)      Immediately upon receipt by the Borrower of
all outstanding principal under a Mortgage Note, the Borrower shall prepay the Loans in an amount equal to the amount of such principal payment under such Mortgage Note together with all interest accrued under such Mortgage Note and any penalty or premium paid under such Mortgage Note.

                  Section 2.07.     Payments.

                           (a)      Time, Place and Manner.  All payments and
prepayments to be made in respect of principal, interest, fees or other amounts due from the Borrower hereunder, under the Fee Letter, the Notes or any other Loan Document shall be payable at or before 12:00 noon, New York City time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Such payments shall be made to the Agent for the account of the Agent, or the Lenders, as the case may be, at the Agent Account in Dollars in funds immediately available at the Bank's Office without setoff, counterclaim or other deduction of any nature. Any payment received by the Agent after 12:00 noon, New York City time, will be deemed to have occurred on the next Business Day. The Agent shall maintain a separate loan account (the "Borrower's Account") on its books in the name of the Borrower in which the Borrower will be charged with Loans made by the Agent or the Lenders to the Borrower hereunder and with any other Obligations. The Borrower and the Lenders hereby authorize the Agent to, and the Agent may, from time to time charge the Borrower's Account with any interest, fees, expenses and other Obligations that are due and payable under this Agreement or any Loan Document. The Borrower and the Lenders confirm that any charges which the Agent may so make to the Borrower's Account as herein provided will be made as an accommodation to the Borrower and solely at the Agent's discretion and shall constitute a Loan to the Borrower funded by the Agent on behalf of the Lenders and subject to subsections 2.03(e) and 2.03(f) of this Agreement. Each of the Lenders and the Borrower agrees that the Agent shall have the right to make such charges regardless of whether any Event of Default or Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. The Borrower's Account will be credited upon receipt of "good funds" in the Agent Account with all amounts actually received by the Agent from the Borrower or others for the account of the Borrower. Interest on all Loans and all fees that accrue on a per annum basis shall be computed on the basis of the actual number of days elapsed in the period during which interest or such fee accrues and a year of 360 days. In computing interest on any Loan, the date of the making of such Loan shall be included and, if received by 12:00 noon (New York City time), the date of payment shall be excluded; provided, however, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on such Loan.

                           (b)      Periodic Statements.  The Agent shall
provide the Lenders and the Borrower promptly after the end of each calendar month a summary statement (in the form from time to time used by the Agent) of
(A) the opening and closing daily balances in the Borrower's Account during such month, (B) the amounts and dates of all Loans made during such month,

(C) the amounts and dates of all payments on account of the Loans made during such month and each Lender's interest in the Loans, (D) the amount of interest accrued on the Loans during such month, and (E) the amount and nature of any charges to the Borrower's Account made during such month on account of interest, fees and expenses and other Obligations. All entries on any such statement shall, 30 days after the same is sent, be presumed to be correct and shall constitute prima facie evidence of the information contained in such statement, subject to the Borrower's and each Lender's express right to rebut such presumption by conclusively demonstrating the existence of any error on the part of the Agent.

                           (c)      Apportionment of Payments.  Except as
otherwise provided in this subsection, aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate and payments of the Unused Line Fee and the Early Termination Fee required to be paid by the Borrower to the Lenders under subsections 2.07(e) and (f) shall, as applicable, be apportioned ratably among the Lenders, in each case according to their Pro Rata Shares. All payments shall be remitted to the Agent and all such payments and any other amounts, including, without limitation, proceeds of Collateral received by the Agent from or on behalf of the Borrower shall be applied subject to the provisions of this Agreement first, to pay principal of and interest on any Loans funded by the Agent on behalf of the Lenders and any fees, expense reimbursements or indemnities then due to the Agent from the Borrower; second, to pay any fees, expense reimbursements or indemnities then due to the Lenders; third, to pay interest due in respect of Loans; fourth, to pay or prepay principal of Loans; and fifth, to the Borrower or to such Person as may be lawfully entitled to receive such surplus proceeds. The Agent shall promptly distribute to each Lender at its primary address set forth on the appropriate signature page hereof, or at such other address as such Lender may designate in writing, such funds as it may be entitled to receive. The foregoing apportionment of payments is solely for the purpose of determining the obligations of the Borrower hereunder and, notwithstanding such apportionment, any Lender may on its books and records allocate payments received by it in a manner different from that contemplated hereby. No such different allocation shall alter the rights and obligations of the Borrower under this Agreement determined in accordance with the apportionments contemplated by this Section 2.07(c). To the extent that the Borrower makes a payment or payments to the Agent or the Agent receives any payment or other amount, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Agent.

                           (d)      Interest Upon Events of Default.  To the
extent permitted by law, after there shall have occurred and so long as there is continuing an Event of Default pursuant to Section 9.01, all principal, interest, fees, indemnities or any other Obligations of the Borrower hereunder, under the Fee Letter or under any Note or any other Loan Document (and including interest accrued under this subsection 2.07(d)) shall bear interest until paid (before and after judgment), payable on demand, at the Default Rate such interest rate to change automatically from time to time effective as of the announced effective date of each change in the Prime Rate.

                           (e)      Unused Line Fee.  From and after the Closing
Date until the Termination Date, the Borrower shall pay to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, an unused line fee (the "Unused Line Fee") accruing at the rate of one-half percent (1/2%) per annum, on the excess, if any, of the Total Commitment over the aggregate of the Loans outstanding from time to time. All Unused Line Fees shall be payable monthly in arrears on the first day of each month commencing February 1, 1998.

                           (f)      Early Termination Fee.  If the Total
Commitment is reduced to zero by the Borrower before the Termination Date, the Borrower shall pay to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, the Early Termination Fee.

                           (g)      Fees.  The Borrower shall pay to the Agent
the fees set forth in the Fee Letter at the times set forth in the Fee Letter. All fees required to be paid to the Agent pursuant to the Fee Letter, this Agreement or the other Loan Documents, shall be paid to the Agent for its own account as described therein. All fees under this Agreement, the Fee Letter and the other Loan Documents are non-refundable under all circumstances.

                  Section 2.08. Use of Proceeds. The Borrower will use the proceeds of the Loans only for the following purposes: (1) to originate or purchase Mortgage Loans which will be Eligible Residential Mortgage Loans, (2) to pay off the CoreStates Loan, and (3) for general corporate purposes of the Borrower, provided that the aggregate principal amount of Loans the proceeds of which are used for general corporate purposes of the Borrower shall not, at any one time, exceed the Working Capital Sublimit.

                  Section 2.09. Reliance Upon Instructions. Without limiting the coverage of any other indemnities provided in this Agreement, the Borrower hereby indemnifies and agrees to hold harmless the Agent and each of the Lenders, and their respective officers, employees and agents from and against any and all liabilities, damages, losses, costs and expenses, including reasonable counsel fees, however arising out of any actions taken in reliance upon telephonic, telecopier or other instructions believed in good faith to have been given under this Agreement on the Borrower's behalf by a Designated Borrowing Officer.

                  Section 2.10. Capital Adequacy Circumstances. (a) If any Lender shall have reasonably determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or by any Affiliate of such Lender, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's Affiliate, as the case may be, as a consequence of such Lender's obligations under this Agreement and the Loan Documents to a level below that which such Lender or such Lender's Affiliate, as the case may be, could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies or such Lender's Affiliate's policies, as the case may be, with respect to capital adequacy) by an amount deemed by such Lender to be material, then, from time to time, the Borrower shall reimburse such Lender for such reduction. Any amount or amounts payable by the Borrower to any Lender in accordance with the provisions of this Section 2.10(a) shall be paid by the Borrower to such Lender within ten (10) days after receipt by the Borrower from such Lender of a statement setting forth (i) in reasonable detail the amount or amounts due, (ii) the basis for the determination from time to time of such amount or amounts, (iii) that such amount(s) have been determined in good faith and (iv) that such Lender is using reasonable efforts to receive comparable amounts from similarly situated borrowers having similar relationships with such Lender under documentation which gives such Lender substantially the same rights with respect to such increased costs or reductions or payments as required in this Section 2.10, which statement shall be conclusive and binding absent manifest error.

                           (b)      Any Lender may demand compensation for any
increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period; provided that such Lender shall provide to the Borrower a certificate setting forth the basis on which such demand is made. The protection of this Section 2.10 shall be available to any Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                           (c)      If the Borrower shall be obligated to pay
amounts to any Lender under this Section 2.10, then, any time within 30 days after the Borrower shall become so obligated, the Borrower may request such Lender to assign its rights and obligations under the Loan Documents to one or more Persons designated by the Borrower (a) that are acceptable to the Agent and
(b) to which the Borrower reasonably expects that it will be obligated to pay lesser amounts under such Section than the amounts it reasonably expects that the Borrower will be obligated to pay such Lender. If the Borrower shall so request such an assignment, such Lender shall cooperate to consummate such assignment, and shall execute and deliver to the Borrower and the Agent an Assignment and Acceptance with respect thereto, no later than 30 days after such request, if the proposed assignee (x) unconditionally purchases all of such Lender's rights and obligations under the Loan Documents, without recourse to or representation or warranty by such Lender other than as provided in the Assignment and Acceptance, for an amount equal to the aggregate amount owing to such Lender thereunder at the time of such assignment (including such Lender's aggregate outstanding Loans, accrued interest thereon and all fees and other amounts accrued or payable to such Lender), (y) reimburses such Lender for all reasonable costs incurred under this Section 2.10 as a result of such assignment to the extent not reimbursed by the Borrower, and (z) executes and delivers to the Borrower and the Agent such Assignment and Acceptance.

                  Section 2.11. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Obligation as a result of which the aggregate unpaid amount of the Obligations owing to it shall be proportionately less than the aggregate unpaid amount of the Obligations owing to any other Lender, it shall simultaneously purchase from such other Lender at face value a participation in the Obligations owing to such other Lender, so that the aggregate unpaid amount of the Obligations and participations in Obligations held by each Lender shall be in the same proportion to the aggregate unpaid amount of all Obligations owing to such Lender prior to such exercise of banker's lien, setoff or counterclaim or other event was to the aggregate unpaid amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.11 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a loan directly to the Borrower in the amount of such participation.

                  Section 2.12. Taxes. (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.07, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) income taxes imposed on the net income of the Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and (ii) franchise taxes imposed on the net income of the Agent or any Lender (or Transferee), in each case by the jurisdiction under the laws of which the Agent or such Lender (or Transferee) is organized or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, "Taxes"). If the Borrower shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Lender (or any Transferee) or the Agent, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender (or Transferee) or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                           (b)      In addition, the Borrower agrees to pay to
the relevant Governmental Authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes").

                           (c)      The Borrower will indemnify each Lender (or
Transferee) and the Agent for the full amount of Taxes and Other Taxes paid by such Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by a Lender, or the Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Lender (or Transferee) or the Agent, as the case may be, makes written demand therefor.

                           (d)      If a Lender (or Transferee) or the Agent
shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid additional amounts, pursuant to this Section 2.12, it shall promptly notify the Borrower of the availability of such refund claim and shall, within 30 days after receipt of a request by the Borrower, make a claim to such Governmental Authority for such refund at the Borrower's expense. If a Lender (or Transferee) or the Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.12, it shall within 30 days from the date of such receipt pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.12 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender (or Transferee) or the Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Borrower, upon the request of such Lender (or Transferee) or the Agent, agrees to repay the amount paid over to the Borrower (plus penalties, interest or other charges) to such Lender (or Transferee) or the Agent in the event such Lender (or Transferee) or the Agent is required to repay such refund to such Governmental Authority.

                           (e)      As soon as practicable after the date of any
payment of Taxes or Other Taxes by the Borrower to the relevant Governmental Authority, the Borrower will deliver to the Agent, at its address referred to in
Section 11.05, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

                           (f)      Without prejudice to the survival of any
other agreement contained herein, the agreements and obligations contained in this Section 2.12 shall survive the payment in full of the principal of and interest on all Loans made hereunder.

                           (g)      Each Lender (or Transferee) that is
organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender") shall deliver to the Borrower and the Agent two copies of either U.S. Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from U.S. Federal withholding tax on payments by the Borrower under this Agreement and other Loan Documents. Such forms shall be delivered by each Non-

U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee that is a participation holder, on or before the date such participation holder becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this Section 2.12(g), a Non-U.S. Lender shall not be required to deliver after the date hereof any form pursuant to this
Section 2.12(g) that such Non-U.S. Lender is not legally able to deliver.

                           (h)      The Borrower shall not be required to
indemnify any Non-U.S. Lender, or pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of or with the consent of the Borrower; and provided further, however, that this clause (i) shall not apply to the extent the indemnity payment or additional amounts any Transferee, or Lender (or Transferee) through a New Lending Office, would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, or Lender (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation, (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of paragraph (g) above or (iii) the obligation to pay such additional amounts does not result from a change in applicable tax law (including, without limitation, applicable judicial decisions, statutes, regulations or other administrative interpretations) occurring after the date hereof.

                           (i)      Any Lender (or Transferee) claiming any
indemnity payment or additional payment amounts payable pursuant to this Section
2.12 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amount which may thereafter accrue and would not, in the sole determination of such Lender (or Transferee), be otherwise disadvantageous to such Lender (or Transferee).

                           (j)      Nothing contained in this Section 2.12 shall
require any Lender (or Transferee) or the Agent to make available any of its tax returns (or any other information which it deems to be confidential or proprietary).

                  Section 2.13. Increase in Total Commitment. The Borrower, the Guarantor and CIT agree that if one or more financial institutions, reasonably acceptable to the Borrower and CIT, agree in writing to become Lenders under this Agreement with an aggregate Commitment of not more than $20,000,000, the Borrower, the Guarantor and CIT will act in good faith to amend this Agreement to (i) add such financial institutions as Lenders under this Agreement, (ii) increase the Total Commitment by the amount of the aggregate Commitments of such financial institutions, and (iii) make such other amendments deemed necessary or advisable by CIT to effect the amendments described in clauses (i) and (ii) above. As a condition to any increase in the Total Commitment, the Borrower and the Guarantor shall execute such additional instruments, documents and agreements as the Agent shall reasonably request. Nothing contained herein shall be interpreted to require any increase in the Total Commitment unless the conditions described in this Section have been satisfied in full to the satisfaction of CIT.


                                  ARTICLE III.

                                   COLLATERAL

                  Section 3.01.     Collateral; Grant of Security Interest.

                           (a)      Pursuant to the Custodian Agreement, the
Custodian shall hold the Collateral Documents as the exclusive bailee and agent for the Agent and the Lenders pursuant to the terms of the Custodian Agreement and shall deliver to the Agent trust receipts each to the effect that it has reviewed such Collateral Documents in the manner and to the extent required by the Custodian Agreement and identifying any deficiencies in such Collateral Documents so reviewed.

                           (b)      In order to secure the payment and
performance in full of the Loans and the other Obligations, the Borrower hereby assigns and pledges to the Agent for the benefit of the Lenders and hereby grants to the Agent for the benefit of the Lenders a security interest in and to the following, whether now owned or hereafter acquired by the Borrower (the "Collateral"):

                                    (1) all Mortgage Loans now or hereafter made
                  which have been pledged to the Agent (whether by delivery to the Agent or to the Custodian on the Agent's behalf or otherwise) or upon which any Loan is made by the Agent or the Lenders, the Mortgage Note and Mortgage and the other Collateral Documents evidencing said Mortgage Loan, all servicing rights and servicing fees and other income arising from or relating to such Mortgage Loans, and all instruments, documents, loan agreements, guarantees, interest rate swap, cap or collar agreements or similar agreements, contract rights, general intangibles, property rights, proceeds and payments arising therefrom or relating thereto, including without limitation the following:

                                            (a) all payments and prepayments of
                           principal, interest, and other income due or to become due thereon and all proceeds therefrom, and all the right, title and interest of every nature whatsoever of the Borrower in and to such property;

                                            (b)      all Liens with respect
                           thereto or as security therefor;

                                            (c)      all hazard insurance
                           policies, title insurance policies or condemnation proceeds with respect thereto including, without limitation, any FHA mortgage insurance; and

                                            (d)      all prepayment premiums and
                           late payment charges with respect thereto;

                                    (2) all real estate acquired by the Borrower
                  by deed in lieu of foreclosure or by foreclosure attributable to any such Mortgage Loan;

                                    (3) all Purchase Commitments issued with
                  respect to any such Mortgage Loan and all rights of the Borrower with respect thereto;

                                    (4) all right, title and interest of the
                  Borrower in and to all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and related data of the Borrower with respect to such Mortgage Loans;

                                    (5) all business records, computer tapes,
                  software and microfiche necessary or useful to identify and locate the Collateral;

                                    (6) each Wet Mortgage Loan and all documents
                  and agreements delivered in connection therewith or relating thereto including, without limitation, the Mortgage Note, Mortgage and Collateral Documents related thereto (such Wet Mortgage Loan and all such documents, instruments and agreements and Collateral Documents related thereto, being herein collectively called, the "Wet Collateral") immediately upon the funding of the Loan in respect thereof and the creation of the Wet Mortgage Loan;

                                    (7) all cash from time to time deposited in
                  any deposit account of the Borrower with the Custodian, including, without limitation, the Warehouse Account, the Restricted Account, and the Operating Account;

                                    (8) (a) all moneys, securities and other
                  property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Agent or any Lender from or for the Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Borrower's sums and credits with, and all of the Borrower's claims against the Agent or any Lender at any time existing;
                  (b) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Borrower, including, without limitation, all corporate and other business records, all loans, royalties, servicing rights and all other forms of obligations receivable whatsoever; (c) all computer programs, software, printouts and other computer materials, credit files, correspondence, advertising materials and other source or business identifiers; (d) all rights under license and franchise agreements, servicing contracts and other contracts and contract rights; (e) all interests in partnerships, limited liability companies and joint ventures, including all moneys due from time to time in respect thereof; (f) all federal, state and local tax refunds and federal, state and local tax refund claims and all judgments in favor of Borrower and all of Borrower's rights with respect thereto; (g) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (h) all lock-box and all deposit accounts (general or special) or other accounts with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by the Borrower at any Lender and all funds on deposit therein; (i) all rights to indemnification; (j) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (k) all proceeds of insurance of which the Borrower is the beneficiary; (l) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Borrower; (m) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (n) all present and future accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations of any kind, whether or not similar to the foregoing, in each instance, however and wherever arising;

                                    (9) all Investment Property, securities,
                  Securities Accounts, Financial Assets and all Securities Entitlements of the Borrower in any and all of the foregoing, excluding all such property to the extent it is Collateral pursuant to the terms of the Pledge Agreements; and

                                    (10) all proceeds of any and all of the
                  foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in any of the clauses of this Section 3.01 and, to the extent not otherwise included, all payments under insurance (whether or not the Agent or the Borrower is the loss payee thereof), or any indemnity, warranty, guaranty or insured closing letter, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral);

                  in each case howsoever the Borrower's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided that, nothing hereunder constitutes or shall be deemed to constitute the grant of a security interest in favor of the Agent in the Borrower's interest in any contract right or any other general intangible (other than any of the foregoing constituting an account or a general intangible for money due or to become due to which
                  Section 9-318(4) of the Code applies) (each such contract right and other general intangible, other than those described in the preceding parenthesis, being hereinafter referred to as "Excluded Property"), if the granting of a security interest therein by the Borrower to the Agent is prohibited by the terms and provisions of (A) the written agreement, document or instrument creating or evidencing such Excluded Property or
                  (B) a written agreement, document or instrument entered into prior to the date of this Agreement and described on Schedule
                  3.01 attached hereto, provided, however, that, except for any promissory notes, account receivables or other payment obligations made or owing by Cityscape Mortgage Corporation Limited to the Borrower; if and when the prohibition which prevents the granting by the Borrower to the Agent of a security interest in any Excluded Property is removed or otherwise terminated, the Agent will be deemed to have, and at all times to have had, a security interest in such Excluded Property. Notwithstanding anything set forth herein to the contrary, the Agent will be deemed to have, and at all times to have had, a security interest in the proceeds of such Excluded Property to the extent permitted in the respective documents described in clauses (A) or (B) above.

                                    The Borrower agrees to mark its computer
                  records and tapes to evidence the interests granted to the Agent and the Lenders hereunder.

                  Section 3.02. Responsibility for Collateral. To the extent required by Section 9-207 of the applicable UCC or other applicable law, the Agent shall use reasonable care in the care, transmittal, custody and preservation of Collateral in its possession; reasonable care shall be deemed to be such care that the Agent exercises in the transmittal, care, preservation and custody of its own property of a similar nature. Notwithstanding the foregoing, the Agent shall have (1) no responsibility with respect to the risk of accidental loss or damage to Collateral in its possession, (2) no obligation to provide insurance for or in respect of the Collateral and (3) no responsibility for Collateral not in its possession. The Agent shall have no fiduciary responsibility or duty to the Borrower with respect to the care, preservation, holding, maintenance or transmittal of the Collateral delivered to the Agent, the Custodian or any other Person.

                  Section 3.03. Representations and Warranties Concerning Collateral. The Borrower hereby represents and warrants to the Agent and the Lenders and by submitting each Loan request shall be deemed to have represented and warranted to the Agent and the Lenders that as of the date of such Loan request and as to each Pledged Mortgage included or to be included as an Eligible Residential Mortgage Loan:

                           (1) Ownership; No Liens; Pledge to the Agent. The Borrower is (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) the legal and equitable owner of such Pledged Mortgage and all other items of Collateral related thereto, free and clear of all Liens, except for the Liens permitted under this Agreement. Such Pledged Mortgage and other items of Collateral (a) comply (or, in the case of a Wet Loan, will comply upon the funding of the related Wet Mortgage Loan), as applicable, with all of the requirements of this Agreement, including those required for the inclusion in the Borrowing Base, and (b) have been (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage
         Loan) validly pledged or assigned to the Agent, subject to no other Liens other than Liens permitted under this Agreement, and the Agent has (or, in the case of a Wet Loan, will have upon the funding of the related Wet Mortgage Loan) a first perfected Lien thereon, within the meaning of the applicable UCC, except that the Agent will not have a perfected Lien on real estate owned by the Borrower. Such Borrower has the full right and authority to pledge the Collateral pledged by it hereunder and has not pledged the Collateral, or any part thereof, to any other Person.

                           (2) Compliance with Laws; Enforceability;
         Modification; Required Documents, Etc. Each such Pledged Mortgage and documents related thereto (a) has been made (or, in the case of a Wet Loan, will be made upon the funding of the related Wet Mortgage Loan) in compliance, in all respects, with all requirements of the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the Federal Truth-In-Lending Act and all other applicable Laws, (b) is (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) genuine, valid, duly authorized, properly executed, properly recorded (or duly delivered to the appropriate recording office for recordation) and enforceable in accordance with its terms, without defense or offset, (c) has not been modified or amended and has not had any requirements thereof waived except (i) for minor modifications in the ordinary course of the Borrower's business which do not in any event adversely affect the value or marketability of the relevant item of Collateral or (ii) with respect to Conforming Mortgage Loans, modifications or waivers which are required by FNMA or FHLMC, in connection with changes to FNMA's or FHLMC's rules, regulations or regulations, (d) complies with the terms of this Agreement, (e) has been (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) fully advanced in the respective face amounts thereof and (f) is (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) secured by a Mortgage which is a first or second Lien on the respective Single Family Residence described therein or a first lien on the Multifamily/Mixed Use Property described therein, as applicable. With respect to each such Pledged Mortgage, the Borrower has (or, in the case of a Wet Loan, will have upon the funding of the related Wet Mortgage Loan) in its possession all documents and instruments required to be possessed by the Borrower (x) under this Agreement, (y) under FNMA's or FHLMC's rules, regulations or guidelines, if applicable, and (z) under a Purchase Commitment, if any, other than those documents and instruments which are in the possession of the Custodian.

                           (3) Defaults. No default, nor any event which would become a default with notice or lapse of time or both, has occurred and is continuing under such Pledged Mortgage.

                           (4) Compliance with Agency Requirements. All Pledged Mortgages that are Conforming Mortgages comply (or, in the case of a Wet Loan, will comply upon the funding of the related Wet Mortgage
         Loan) in all material respects with all applicable requirements for purchase under the FNMA or FHLMC standard form of selling contract for similar Mortgage Loans and any supplement thereto then in effect, including, but not limited to, the representations and warranties made therein, and such Conforming Mortgages comply in all respects with the requirements of the Investors to whom such Mortgage Loans are to be sold.

                           (5) Insurance Relating to Pledged Mortgages. All fire and casualty policies covering the premises encumbered by such Mortgage included in the Pledged Mortgages (a) name (or, in the case of a Wet Loan, will name upon the funding of the related Wet Mortgage Loan) such Borrower as the insured under a standard mortgagee clause not less favorable to the Borrower than the applicable standard mortgagee endorsement, (b) are (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) in full force and effect, and
         (c) afford (or, in the case of a Wet Loan, will afford upon the funding of the related Wet Mortgage Loan) insurance against fire and such other hazards as are usually insured against in the broad form of extended coverage insurance from time to time available. All flood, title and other insurance policies (including required private mortgage insurance) (i) name (or, in the case of a Wet Loan, will name upon the funding of the related Wet Mortgage Loan) the Borrower as an additional insured under a standard mortgagee clause not less favorable to the Borrower than the applicable standard mortgagee endorsement, or in the case of title insurance, the Borrower is the insured mortgagee thereunder by virtue of being the assignee or assign under the policy,
         (ii) are (or, in the case of a Wet Loan, will be upon the funding of the related Wet Mortgage Loan) in full force and effect, and (iii) afford (or, in the case of a Wet Loan, will afford upon the funding of the related Wet Mortgage Loan) insurance against the hazards and risks required to be insured against by any Agency or prudent underwriting practices. The Borrower has (or, in the case of a Wet Loan, will have upon the funding of the related Wet Mortgage Loan) (a) caused to be performed all acts required to preserve the rights and remedies of the Agent and the Lenders in any insurance policies of the Borrower or any mortgagor applicable to a Mortgage Loan and (b) complied with all requirements of the Agencies or any Investor for obtaining insurance with respect to such Pledged Mortgage.

                           (6) Escrow Deposits. Any Escrow Deposits are held by the Borrower in accordance with applicable Laws and any agreements relating to same and have been and will be applied to the obligations for which they were deposited in accordance with any agreements relating to same.

                           (7) Additional Representations. The additional representations and warranties set forth in Schedule 3.03(7) attached hereto are true and correct.

                  Section 3.04. Release of Security Interest. (a) With respect to Collateral that constitutes Eligible Residential Mortgage Loans, the Agent shall, promptly after the receipt of a request from the Borrower in connection with any sale or refinancing of such Collateral, release such Collateral specified in the Borrower's request from the Lien granted hereby and thereupon deliver the same to the Borrower; provided, however, that any such release shall be subject to the consent of the Agent if (i) either before or after giving effect to such release and the transactions in connection therewith, the aggregate amount of Loans outstanding shall exceed the then current Borrowing Base or (ii) either before or after giving effect to such release a Default or Event of Default has occurred and is continuing.

                           (b)      With respect to Collateral that does not
constitute Eligible Residential Mortgage Loans, the Agent shall, promptly after the receipt of a request from the Borrower in connection with any sale or refinancing of such Collateral, release such Collateral specified in the Borrower's request from the Lien granted hereby and thereupon deliver the same to the Borrower; provided, however, that (i) any such release shall be subject to the consent of the Agent if either before or after giving effect to such release and the transactions in connection therewith a Default or Event of Default has occurred and is continuing, (ii) the release procedures for the capital stock of the Subsidiaries of the Borrower that own Retained Interest Receivables and the Retained Interest Receivables themselves (none of which are pledged as Collateral but which may be pledged as Collateral pursuant to the terms of the Supplemental Security Agreement, in the form of Annex D to the Pledge Agreement (SPV), signed by such Subsidiaries) shall be as set forth in the Pledge Agreement (SPV), and (iii) with respect to the release of the capital stock of City Mortgage Corporation Limited, subject to clause (i) of this paragraph (b), the Agent will release the capital stock upon four Business Days prior written notice of such proposed release.

                           (c)      Upon the commencement of a foreclosure
proceeding relating to a Pledged Mortgage, the Agent shall release the related Mortgage Note, the Mortgage and the other related Collateral Documents with respect to such Pledged Mortgage promptly after its receipt of a written notice from the Borrower, certified by its Designated Borrowing Officer, of the need for such Collateral Documents in connection with such foreclosure proceeding.

                           (d)      Notwithstanding the provisions set forth in
subsections (a) and (b) of this Section 3.04, the obligation of the Agent to release any Collateral is subject to its receipt of the Collateral Sale Proceeds from such released Collateral, except to the extent otherwise permitted by
Section 2.04.

                  Section 3.05 Covenants and Agreements concerning Collateral. The Borrower covenants and agrees as follows:

                           (1) Defense of Interests. It will defend the right, title and interest of the Agent in and to the Pledged Mortgages and all other items of Collateral against the claims and demands of all Persons.

                           (2) Modification; Etc. Except as provided in Section 3.03(2), it shall not amend, modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or other Collateral, or any rights related to any of the foregoing.

                           (3) Sale or Encumbrance. It shall not sell, option, assign, transfer or otherwise alienate any Collateral, other than in the ordinary course of its business and in accordance with the terms and provisions of this Agreement, or permit any Collateral or any interest therein to be subject to a Lien, except the Liens permitted by this Agreement.

                           (4) Performance under Servicing Contracts; Escrow Deposits. It shall service or cause to be serviced all Mortgages in accordance with the terms and provisions set forth in Exhibit K attended hereto. The Borrower hereby agrees that upon the occurrence and during the continuance of an Event of Default, the Agent may, subject to the prior rights of any sub-servicer pursuant to a legally binding servicing agreement between the Borrower and such sub-servicer, terminate the Borrower as servicer and transfer servicing to the Agent's designee, at no cost or expense to the Agent and the Lenders, it being agreed that the Borrower will pay any and all fees required to effectuate the transfer of servicing to the designee of the Agent. The Borrower shall permit the Agent or its designee to inspect the Borrower's servicing facilities, in the absence of a continuing Event of Default, during normal business hours, for the purpose of satisfying the Agent that the Borrower has the ability to service the Mortgage Loans as provided in this Agreement. It shall hold all Escrow Deposits in accordance with all applicable Laws and all agreements relating to such Escrow Deposits, without commingling the same with non-escrow funds, and shall hold and apply the same for the purposes for which such Escrow Deposits were collected in accordance with all applicable Laws and agreements.

                           (5) Failure to Qualify for Inclusion in Borrowing Base and Related Matters. It shall notify the Agent of (a) any default under any Pledged Mortgage, (b) the failure of any items of Collateral which are required by the terms hereof to be covered by a Purchase Commitment to be so covered, (c) the failure of any Eligible Residential Mortgage Loan that is included in the Borrowing Base to no longer satisfy the requirements of this Agreement for inclusion in the Borrowing Base, and (d) any other matter which has a Material Adverse Effect on the Collateral.

                           (6) Further Assurances. (a) From time to time, at the expense of such Borrower (including the payment of all filing fees whether the items are filed by such Borrower or by the Agent), the Borrower will promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary or desirable, or that the Agent may reasonably request, in order to preserve, perfect and protect any Lien granted or purported to be granted hereby or to enable the Agent and the Lenders to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Borrower will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent or any Lenders may reasonably request, in order to perfect and preserve the Lien granted or purported to be granted to the Lenders hereby.

                           (7) Inspection. The Agent or a representative thereof, shall have the right (i) to maintain a representative on the premises of the Borrower commencing on the Closing Date and continuing for so long as the Agent may require and (ii) thereafter, at any reasonable time, from time to time, to enter the Borrower's premises to inspect, in the absence of a continuing Event of Default, during normal business hours the Collateral, documents and agreements related thereto, the records relating to the Collateral and the underwriting and other procedures of the Borrower. The Agent and each of the Lenders shall have the right to make abstracts or photocopies from or of the Borrower's books and records pertaining to the Collateral and the cost and expense of such abstracts and photocopies shall be borne by the Borrower.

                           (8) Wet Collateral. The Borrower shall execute any and all additional documents, agreements, notices or acknowledgments as the Agent shall request to maintain, preserve, perfect or protect the Agent's Lien in such Wet Collateral. While the Borrower is in possession of the Wet Collateral, it will hold same exclusively for the Agent, without authority to make any other disposition thereof, or of the proceeds thereof.

                  Section 3.06. Agent's Approval of Investors. With respect to any Mortgage Loan that is required hereunder to be subject to a Purchase Commitment, the Agent shall have the right, in its sole discretion, to approve or disapprove of the Investor that issued the Purchase Commitment.

                  Section 3.07. Uniform Commercial Code Financing Statements. The Agent is hereby authorized to file in the name of the Borrower, without the need for the Borrower's signature thereto, such UCC financing statements, amendments thereto and continuations thereof which the Agent at any time determines is necessary to perfect or better assure the Lien and other benefits, intended to be afforded hereby. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  Section 3.08 Collection Rights. Unless a Default or Event of Default shall have occurred and be continuing, and except with respect to Collateral Sale Proceeds which pursuant to the terms of this Agreement shall be required to be paid to the Agent directly by any Person purchasing or refinancing a Mortgage Loan or other Collateral, the Borrower shall be entitled to receive and collect directly all principal and interest payable to such Borrower in respect of the Collateral and to exercise all voting or consensual powers in respect of the Collateral in a manner not inconsistent with the terms of this Agreement. Upon the occurrence and during the continuance of a Default or an Event of Default, the Agent shall be entitled to receive and collect all sums payable to the Borrower in respect of the Collateral, and in such case (a) the Agent may, in the Agent's name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Borrower shall forthwith pay to the Agent at its principal office all amounts thereafter received by the Borrower upon or in respect of any of the Collateral, advising the Agent as to the source of such funds, and (c) all amounts so received and collected by the Agent shall be held by the Agent as part of the Collateral and used to reduce the Obligations.

                  Section 3.09. Attorney-in-Fact. The Agent is hereby appointed the agent and attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Agreement, taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof and to obtain for the Agent, on behalf of the Lenders, the benefits of this Agreement, the other Loan Documents, the Collateral and the security intended to be provided to the Lenders hereby and thereby, which agency and appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power in the place and stead of the Borrower, and in the name of the Borrower or otherwise (from time to time, upon the occurrence and during the continuance of an Event of Default and without prior notice to or consent from the Borrower, and without releasing or in any manner affecting the Borrower's Obligations hereunder): (a) to receive, endorse and collect all checks, drafts or chattel paper made payable to the order of the Borrower (provided that all such endorsements recite that they are made without recourse) representing any payment of the Pledged Mortgages or other items of Collateral, to give full discharge for the same and to complete any endorsements or assignments made in blank or which are updated or otherwise incomplete or to execute new endorsements (provided that all such endorsements recite that they are made without recourse) or assignments to any Persons, (b) to ask, demand, collect, sue for, recover, compound, receive and give, acquittances and receipts for moneys due and to become due under or in respect of any of the Collateral, (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection or completion of, or perfection of the Agent's interest in any of the Collateral or otherwise to enforce the rights of the Borrower or the Agent with respect to any of the Collateral, this Agreement or the other Loan Documents, including, without limitation, the endorsement of any Mortgage Note, and the creation, execution and recording of any Assignment of Mortgage for any Pledged Mortgage and (d) if the Borrower fails to perform any obligation under this Agreement or any Loan Document or cause performance of such obligation.

                  Section 3.10. The Borrower Remains Liable. Anything herein to the contrary notwithstanding: (1) the Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (2) the exercise by the Agent of any of its rights hereunder shall not release the Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral; and (3) the Agent and the Lenders shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent and the Lenders be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                                   ARTICLE IV

                                 BORROWING BASE

                  Section 4.01. Condition of Lending. The Agent and the Lenders shall have no obligation to make a Loan to the extent that the aggregate unpaid principal amount of the Loans exceeds, or after giving effect to a requested Loan will exceed, the lesser of the Total Commitment and the then current Borrowing Base.

                  Section 4.02. Mandatory Prepayment. Concurrently with the delivery of any Borrowing Base Certificate, the Borrower shall give notice to the Agent of any mandatory prepayment pursuant to Section 2.06(c), which notice shall specify a prepayment date no later than the earlier of the date on which such Borrowing Base Certificate is given and the date on which such Borrowing Base Certificate is required to be provided to the Lenders.

                  Section 4.03. Rights and Obligations Unconditional. Without limitation of any other provision of this Agreement, the rights of the Agent and the Lenders and the obligations of the Borrower under this Article IV are absolute and unconditional, and the Agent and the Lenders shall not be deemed to have waived the condition set forth in Section 4.01 hereof or their right to payment in accordance with Section 4.02 hereof in any circumstance whatever, including but not limited to circumstances wherein the Agent or the Lenders (knowingly or otherwise) make a Loan hereunder in excess of the Borrowing Base.

                  Section 4.04.     Borrowing Base Certificate.

                           (a)      By 12:00 noon, New York City time (i) on
Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day (and on any other date on which the Agent reasonably requests), the Borrower shall furnish to the Agent a Borrowing Base Certificate, certified as true and correct by a Designated Financial Officer, setting forth the Borrowing Base and the other information required therein as of the Borrower's close of business on the Friday of the preceding week, together with such other information with respect to any asset included in the Borrowing Base as the Agent may request.

                           (b)      In the event of any dispute about the
eligibility of any Mortgage Loan for inclusion in the Borrowing Base or the valuation thereof, the Agent's good faith judgment shall control.

                           (c)      The Agent may dispute the eligibility of any
Mortgage Loan for inclusion in the Borrowing Base or the valuation thereof by notice of such dispute to the Borrower, in which case the value of such Mortgage Loan shall, at the discretion of the Borrower, either not be included in the Borrowing Base or be included in the Borrowing Base with a value reasonably acceptable to the Agent.

                           (d)      Each Borrowing Base Certificate shall be
accompanied by backup schedules showing the derivation thereof and containing such detail and such other and further information as the Agent may reasonably request from time to time.

                  Section 4.05. General Provisions. Notwithstanding anything to the contrary in this Article IV, in no event shall any single Mortgage Loan be counted twice in determining the Borrowing Base.

                                   ARTICLE V.

                              CONDITIONS PRECEDENT

                  Section 5.01. Conditions Precedent to Initial Loan. The obligation of each Lender to make the initial disbursement of its portion of the initial Loan is subject to the condition precedent that the Agent shall have received on or before the Closing Date each of the following documents, in form and substance satisfactory to the Agent and its counsel, and each of the following requirements shall have been fulfilled:

                           (1) Evidence of Due Organization of and all Corporate Actions by the Borrower and the Guarantor. A certificate of the respective Secretary or Assistant Secretary of the Borrower and the Guarantor, dated the Closing Date, attesting to the certificate of incorporation and by-laws of the Borrower and the Guarantor and all amendments thereto, and to all corporate actions taken by the Borrower and the Guarantor, including, without limitation, resolutions of its board of directors, authorizing the execution, delivery and performance of the Loan Documents to which it is a party, and each other document to be delivered by the Borrower and the Guarantor pursuant to the Loan Documents to which it is a party.

                           (2) Incumbency and Signature Certificate of the Borrower and the Guarantor. A certificate of the respective Secretary or Assistant Secretary of the Borrower and the Guarantor, dated the Closing Date, certifying the names and true signatures of the officers of the Borrower and the Guarantor authorized to sign the Loan Documents to which it is a party, and the other documents to be delivered by the Borrower and the Guarantor to which it is a party including, without limitation, each loan request.

                           (3) Good Standing Certificates for the Borrower and the Guarantor. A certificate, dated reasonably near the Closing Date, from the respective Secretary of State (or other appropriate official) of the jurisdiction of incorporation of the Borrower and the Guarantor certifying as to the due incorporation and good standing of the Borrower and the Guarantor, and certificates, from the Secretary of State (other appropriate official) of each other jurisdiction where the Borrower and the Guarantor is required to be qualified to conduct business or where such qualification is necessary to enforce any Mortgage Loan, certifying that the Borrower and the Guarantor, as applicable, are duly qualified to do such business and is in good standing in such state.

                           (4) Notes.  The Notes duly executed by the Borrower.

                           (5) Financing Statements, Etc. (a) Duly executed financing statements (UCC-1) to be filed under the UCC of all jurisdictions necessary or, in the opinion of the Agent, desirable to perfect the Lien created by this Agreement and the other Loan Documents; (b) duly executed copies of the termination statements (UCC-3) to be filed under the UCC of all jurisdictions necessary, or in the opinion of the Agent, desirable to terminate any Liens in favor of any party other than the Agent and other than

         Liens permitted under Section 8.01 hereof; (c) UCC searches identifying all of the financing statements on file with respect to the Borrower in all jurisdictions referred to under (a); and (d) the Borrower shall have taken all action requested by the Agent to perfect the security interests created pursuant to this Agreement.

                           (6) Guarantee. The Guarantee duly executed by the Guarantor.

                           (7) Pledge Agreements. Each of the Pledge Agreement
         (SPV) and the Pledge Agreement (UK) duly executed and delivered by the Borrower and, in the case of the Pledge Agreement (SPV), Greenwich, together with stock certificates, stock powers, Retained Interest Receivables, bond powers and other documents and instruments in each case required by the terms of such Pledge Agreements.

                           (8) Material Adverse Change. No Material Adverse Change has occurred since December 31, 1996, except as disclosed in the Form 10-Q and 8-K statements filed with the Securities and Exchange Commission after such date, copies of which have been provided to the Agent, and in a writing delivered to the Agent on the date of this Agreement.

                           (9) Fees. All fees, costs and expenses payable to the Agent and its legal counsel required to be paid at or prior to the closing of the transactions contemplated hereby including, without limitation, the fees set forth in the Fee Letter, shall have been paid in full on the Closing Date.

                           (10) Opinion of Counsel for the Borrower and Guarantor. A favorable opinion of internal and external counsel for the Borrower and Guarantor, dated the Closing Date, as to such matters as the Agent may reasonably request.

                           (11) Certificate. The following statements shall be true and the Agent shall have received a certificate signed by the President or Senior Vice President of the Borrower dated the Closing Date stating that:

                                    (a) The representations and warranties
                  contained in this Agreement and in each of the other Loan Documents are correct on and as of the Closing Date as though made on and as of such date; and

                                    (b) No Default or Event of Default has
                  occurred and is continuing.

                           (12) Custodian Agreement.  The Custodian
         Agreement duly executed and delivered by the Borrower and the Custodian.

                           (13) Mortgage Loan Schedule and Exception Report. A Mortgage Loan Schedule and Exception Report, dated the Closing Date, from the Custodian duly completed relating to the Pledged Mortgages on the Closing Date.

                           (14) Receipt of Financial Statements. Audited annual financial statements of the Borrower for the Fiscal Year ended December 31, 1996, in accordance with the requirements of subsection 7.08(1) hereto and unaudited financial statements of the Borrower for the third quarter of Fiscal Year 1997, in accordance with the requirements of subsection 7.08(2).

                           (15) Insurance. A certificate of insurance evidencing insurance as is required by Section 7.05 hereof, naming the Agent and the Lenders as loss payee or additional insured, as appropriate.

                           (16) Wet Closing Agent Agreement. A form of the Wet Closing Agent Agreement shall be delivered to and approved by the Agent.

                           (17) Asset Sales. Evidence satisfactory to the Agent that the Borrower and the Guarantor have received proceeds aggregating not less than $30,000,000 from the December 1997 whole loan sale of Mortgage Loans to Lehman Brothers, the sale of Retained Interest Receivables to Wilshire Funding Corporation and the sale of other assets.

                           (18) Additional Documentation. Such other approvals, opinions or documents as the Agent any reasonably request.

                  Section 5.02. Conditions Precedent to All Loans. As a condition precedent to the Agent or the Lender making any Loan (including the initial Loan), each of the following conditions precedent shall be true, and the submission by the Borrower to the Agent of a Notice of Borrowing and the Borrower's acceptance of the proceeds of such Loan shall be deemed to be a representation and warranty by the Borrower on the date of such Loan that:

                                    (a) all the representations and warranties
                  contained in this Agreement and in each of the other Loan Documents are correct on and as of the date of providing such Loan as though made on and as of such date (other than those which expressly speak only as of a different date, which must be correct as of such date);

                                    (b) no Default or Event of Default has
                  occurred and is continuing, or could result from providing such Loan; and

                                    (c) since December 31, 1996 there has been
                  no Material Adverse Change, except as disclosed in Form 10-Q and 8-K statements filed after such date and on or before the Closing Date with the Securities and Exchange Commission, copies of which have been provided to the Agent, and in a writing delivered to the Agent on the date of this Agreement.

                  Section 5.03. Loan Requests. In connection with each request for a Loan, the Borrower shall deliver to the Agent a signed Notice of Borrowing and a Mortgage Loan Schedule attached thereto. For each Loan requested, the Agent shall receive the written Notice of Borrowing request not later than 10:00 a.m. (New York City time) on the Business Day of the requested Loan. Prior to the funding of a Loan the proceeds of which shall be used to originate a Mortgage Loan, other than a Wet Mortgage Loan (and during the rescission period required by the Truth in Lending Act), the Borrower or the Closing Agent on behalf of the Borrower shall deliver to the Custodian all of the Collateral Documents as listed on Exhibit F attached hereto (the "Description of Collateral Documents"), including, without limitation, each of the following:

                           (a) written wire instructions advising the Custodian to wire Loan proceeds from the Borrower's account to the Closing Agent reflecting the intended amount of the Mortgage Loans to be financed and giving other wiring instructions as needed by the Custodian;

                           (b) the original of each Mortgage Note duly executed at settlement, and duly endorsed by the Borrower in blank and containing any necessary intervening endorsements on a Mortgage purchased by the Borrower;

                           (c) a copy of each Mortgage duly executed at settlement and in recordable form, certified in writing by the Closing Agent as being a true and accurate copy of the original Mortgage;

                           (d) original assignment of each Mortgage, in recordable form and executed by the Borrower in blank, and with respect to a Mortgage purchased by the Borrower, the original recorded intervening assignment or a copy thereof certified in writing by the Borrower as being a true and accurate copy of the original intervening assignment delivered for recording; and

                           (e) with respect to each Mortgage Loan to be pledged by the Borrower hereunder which was funded by the Borrower with the Borrower's own funds or purchased by the Borrower, the Borrower will deliver the documents required by this Section 5.03 at or prior to the time of making its loan request.

Upon receipt thereof, the Custodian shall review all documents and instruments to determine whether on their face only they are satisfactory pursuant to the terms of the Custodian Agreement. Not later than 11:00 a.m., New York City time, on the date of the proposed Loan, the Custodian shall deliver to the Agent and the Borrower an Exception Report and a trust receipt with respect to the Collateral Documents for the Mortgage Loans to be pledged to the Agent.

                  Section 5.04. Disbursing Loans. Upon satisfaction of all conditions for the making of a Loan (other than a Wet Loan) under this Agreement to fund Mortgage Loans and subject to the limitations contained herein, on the date of the requested Loan, the Agent shall, subject to the next sentence, wire transfer to the Warehouse Account the requested Loan amount and instruct the Custodian to wire transfer such amount to the Closing Agent account designated in the applicable Mortgage Loan Schedule (or with respect to a requested Loan where the Pledged Mortgage was previously funded by the Borrower with the Borrower's own funds, to the Operating Account). To the extent that the amount of funds to be provided by the Lenders are insufficient to close and fund the applicable Mortgage Loan, the Custodian shall transfer from the Operating Account to the Warehouse Account sufficient additional funds, and the Custodian will not initiate a wire transfer of funds to the applicable Closing Agent until the Agent has received a confirmation from the Custodian that sufficient additional funds are on deposit in the Warehouse Account. To the extent that the amount of funds to be provided by the Lenders exceeds the amount needed to close and fund the applicable Mortgage Loan, the Custodian shall transfer the excess amount from the Warehouse Account to the Operating Account for use by the Borrower. Upon the Agent's wire transfer of the Loan proceeds into the Warehouse Account, the applicable Loan shall be deemed made.

                  Section 5.05 Wet Mortgage Loan Closings. (1) The Borrower may, subject to the Agent's approval, and in the Agent's sole discretion, deliver Wet Mortgage Loans in pledge under this Agreement for inclusion in the Borrowing Base up to the Wet Mortgage Loan Sublimit without the prior delivery of all original Collateral Documents otherwise required by this Agreement. In connection with the pledge of any such Wet Mortgage Loans, the Borrower shall deliver to the Agent a Notice of Borrowing which specifies that the requested Loan shall fund a Wet Mortgage Loan and shall also deliver to the Custodian copies of the Collateral Documents proposed to be used in connection with the funding of the applicable Wet Mortgage Loan. In order for any Wet Mortgage Loan to be included in the Borrowing Base, and for the Agent to consider disbursing the Loan proceeds related thereto, the Custodian must receive the copies of the Collateral Documents not later than 3:00 p.m., New York City time, on the Business Day preceding the applicable Mortgage Loan Closing Date. Upon such timely receipt of the required Notice of Borrowing and provided that the Collateral Documents for such Wet Mortgage Loan are satisfactory to the Custodian and the Agent receives a written confirmation of such satisfaction, the Agent shall include any such Wet Mortgage Loan in the Borrowing Base on the applicable Mortgage Loan Closing Date notwithstanding that such Wet Mortgage Loan many not yet have been closed and funded for purposes of permitting the requested Wet Loan to be made in respect thereof. If a Wet Mortgage Loan shall not be closed and funded on or before the second Business Day immediately following the Mortgage Loan Closing Date specified, or shall be closed but subsequently rescinded pursuant to the Truth in Lending Act, the Borrower shall immediately notify the Agent and the Wet Closing Agent to such effect and such Wet Mortgage Loan shall cease to be included in the Borrowing Base and the Wet Closing Agent shall on the third Business Day immediately following the Mortgage Loan Closing Date return to the Agent in immediately available funds the amount of Loan proceeds advanced in respect thereof.

                  (2) In connection with each Wet Closing, the Borrower agrees that it shall deliver all Collateral Documents relating to a Wet Mortgage Loan to the Custodian not later than six Business Days after the date of the making of the Wet Loan in respect thereof, provided that the Agent, in its sole discretion, may extend such six Business Day period to ten Business Days but in no event shall the aggregate principal amount of Wet Loans with respect to which the related Collateral Documents have not been delivered to the Custodian within six Business Days after the date of such Wet Loan exceed at any time $250,000. In the event that the Agent shall not have received all such Collateral Documents complying in all respects with the requirements of this Agreement within such six Business Day period or such extended period (as the case may be), such Wet Mortgage Loan shall cease to be included in the Borrowing Base. Promptly after the receipt of the Collateral Documents, the Custodian shall deliver an Exception Report and trust receipt with respect thereto.

                  (3) Upon satisfaction of all conditions for the making of a Wet Loan under this Agreement and subject to the limitations contained herein, Wet Loans shall be funded in the following manner as directed by the Borrower in each Notice of Borrowing:

                           (a) Wire Transfers: On the date of the requested Wet
                  Loan, the Agent shall, subject to the next sentence, wire transfer to the Warehouse Account the requested Loan amount and direct the Custodian to wire transfer such amounts to the Closing Agent account designated in the applicable Mortgage Loan Schedule. To the extent that the amount of funds to be provided by the Lenders are insufficient to close and fund the applicable Wet Mortgage Loan, the Custodian shall transfer from the Operating Account to the Warehouse Account sufficient additional funds, and the Custodian will not initiate a wire transfer of funds to the applicable Wet Closing Agent until sufficient additional funds are on deposit in the Warehouse Account. Upon the Agent's wire transfer of the Loan proceeds into the Warehouse Account, the applicable Wet Loan shall be deemed made, provided, however, that until the applicable Wet Mortgage Loan is closed and funded, the Lenders shall have a Lien on the Wet Loan proceeds as security for all Obligations owed to the Lenders and the Closing Agent shall hold such Wet Loan proceeds as agent for and on behalf of the Agent and the Lenders in accordance with the applicable Wet Closing Agent Agreement.

                           (b) Upon closing each Wet Mortgage Loan, the Wet
                  Closing Agent shall, unless advised by the Custodian to the contrary (which advice may be by telephone), deliver the applicable Collateral Documents to the Borrower for endorsement of the Note and transmittal to the Custodian within the six Business Day time period provided herein as such period may be extended pursuant to Section 5.05(2). While the Collateral Documents are in the Borrower's possession, they shall be held in trust for the benefit of the Agent and the Lenders and the Borrower shall have no authority to transfer same to any other Person other than the Custodian, or, if required by the Agent, at the Agent's direction.

                           (c) The Borrower will not request the delivery of any
                  wire transfer Wet Loan proceeds to a Closing Agent who has been disapproved by the Agent. The Borrower shall obtain at the Borrower's expense "stand behind," indemnity or similar agreement, or "insured closing letters," for all Closing Agents in form and substance acceptable to the Agent from title insurance companies acceptable to the Agent providing such assurance to the Agent that the funds delivered to a Closing Agent will be applied only for the purposes intended in accordance with this Agreement and providing such other assurances as the Agent shall reasonably require. The delivery by Borrower of any such agreement or letter from an approved title insurance company shall not affect the rights that the Lenders or any other Person would otherwise have with respect to any Wet Closing Agent.

                  Section 5.06. Investor Requirements; Other Approvals. For all Loans, the Borrower shall have possession of all other documents required by the relevant Investor to be held by the Borrower, and the Custodian shall have received such other approvals, opinions and documents as the Agent may reasonably request.

                  Section 5.07. High LTV Mortgage Loans. In the event that the Borrower wishes to obtain the Agent's approval of a proposed High LTV Mortgage Loan, the following procedure shall be followed:

                           (a) Such Borrower shall provide the Agent with all
                  information on the proposed High LTV Mortgage Loan which the Agent determines is necessary for the Agent to make a decision.

                           (b) After the date on which the Agent has received
                  the last of the information that it requires, the Agent shall have seven Business Days from such date to make a decision on the proposed High LTV Mortgage Loan. If the Agent approves the proposed Mortgage Loan within said seven Business Day period, the proposed High LTV Mortgage Loan will be deemed approved upon the Agent's delivery of a written confirmation to the Borrower. Otherwise, the proposed High LTV Mortgage Loan shall be disapproved.

                           (c) As a minimum requirement for approval, the
                  principal amount of each High LTV Mortgage Loans must not be greater than One Hundred Thousand ($100,000).

                  Section 5.08. Temporary Release of Collateral Documents:
Delivery of Collateral Documents. (1) Return to the Borrower. The Borrower may from time to time request in writing that the Custodian return Collateral Documents to the Borrower on a temporary basis for the purpose of correction or completion and the Custodian may, with the consent of the Agent, which consent may be withheld in the sole discretion of the Agent, deliver the requested Collateral Documents to the Borrower. The written request to release shall be in the form of a trust receipt in form and content satisfactory to the Agent. Promptly upon completion of such correction or completion, the Borrower shall return such Collateral Documents to the Custodian, but in no case later than fourteen Business Days from the date same were shipped to the Borrower. The Agent shall not release to the Borrower at any given time Collateral Documents related to Pledged Mortgages with an outstanding principal balance in excess of $500,000. If the Borrower fails to return any Collateral Documents within fourteen Business Days of the delivery thereof to the Borrower, or if such Collateral Documents are not corrected or completed so as to comply with the terms of this Agreement within such fourteen Business Day period, the Pledged Mortgage to which such Collateral Documents relate shall not be included in the Borrowing Base.

                  (2) Delivery to any Investor. Provided that there is no Default or Event of Default hereunder, the Borrower may from time to time make requests by written notice to the Custodian to deliver Collateral Documents relating to a Conforming Mortgage Loan to an Investor who has issued a Purchase Commitment to the Borrower, for review prior to purchase. Provided that there is no Default or Event of Default hereunder, the Custodian shall deliver the requested Collateral Documents relating to such Conforming Mortgage Loan to the Investor designated by the Borrower, along with a bailee letter in form and content satisfactory to the Agent. If any Investor fails to return any Collateral Documents to the Custodian within twenty-one days of the delivery thereof or on such earlier date requested by the Agent, the Conforming Mortgage Loan to which such Collateral Documents relate shall not be included in the Borrowing Base.

                  Section 5.09. Deemed Representation. Each request for a Loan and acceptance by the Borrower of any Loan proceeds shall constitute a representation and warranty that the statements contained in Section 5.02 are true and correct both on the date of such notice and as of the date of the providing of such Loan.

                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower hereby represents and warrants that:

                  Section 6.01. Formation, Good Standing and Due Qualification. The Borrower is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation, has the power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified and in good standing under the laws of each other jurisdiction in which the failure to qualify would cause, or result in, a Material Adverse Change, or where such qualification is necessary to permit the Borrower to enforce any Mortgage Loan.

                  Section 6.02. Power and Authority; No Conflicts. The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party have been duly authorized and do not and will not: (1) contravene the Borrower's articles of incorporation, by-laws or other formation documents; (2) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by this Agreement), registration, consent or approval under any Law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower; (3) result in a breach of or constitute a default under or require any consent (not already obtained) under any indenture or loan or credit agreement or other agreement evidencing an obligation for borrowed money or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; (4) result in, or require, the creation or imposition of any Lien (other than as created under this Agreement) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower; or (5) cause the Borrower to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

                  Section 6.03. Legally Enforceable Agreements. Each Loan Document to which the Borrower is a party is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the enforcement of creditors' rights generally, the availability of equitable remedies and the exercise of judicial discretion, regardless of whether enforcement is sought in a proceeding at law or in equity.

                  Section 6.04. Litigation. Except as set forth on Schedule 6.04 hereto, there are no actions, suits or proceedings pending or threatened, against or affecting (except foreclosure litigation in which the Borrower is a named defendant solely because it holds a mortgage on the property being foreclosed upon) the Borrower before any court, governmental agency or arbitrator, which could, in any one case or in the aggregate, result in (1) a Material Adverse Change or (2) liability to the Borrower in excess of Five Hundred Thousand Dollars ($500,000).

                  Section 6.05. Financial Statements. All financial information furnished to the Lenders concerning the operations of the Borrower and the Guarantor, their balance sheets and related statements of income and retained earnings, for all periods prior to September 30, 1997, fairly present the financial condition of the Borrower at such dates and the results of their operations for the periods covered by such statements. There are no liabilities of the Borrower, fixed or contingent, which are material but are not reflected on Schedule 6.05 hereto. No information, exhibit, or report furnished by the Borrower to the Lenders in connection with this Agreement contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

                  Section 6.06. Ownership and Liens. The Borrower has title to, or valid leasehold interests in, all of the Borrower's properties and assets, real and personal, including the properties and assets, and leasehold interests reflected in the financial statements referred to in Section 6.05 (other than (i) any properties or assets disposed of in the ordinary course of business or
(ii) any property or assets other than Mortgage Loans having an aggregate fair market value of less than Five Hundred Thousand Dollars ($500,000)), and none of the properties and assets owned by the Borrower and none of its leasehold interests is subject to any Lien, except as may be permitted under this Agreement.

                  Section 6.07. Taxes. The Borrower has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies shown thereon to be due, including interest and penalties, except to the extent they are the subject of a Good Faith Contest.

                  Section 6.08. ERISA. The Borrower is in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exists which constitutes grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither the Borrower nor any ERISA Affiliate of the Borrower has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; the Borrower has met its minimum funding requirements under ERISA with respect to all of its Plans and there are no unfunded vested liabilities; and neither the Borrower nor any ERISA Affiliate of the Borrower has incurred any liability to the PBGC under ERISA.

                  Section 6.09. Subsidiaries. Except as set forth on Schedule
6.09 hereto, the Borrower has no Subsidiaries and the Borrower is not a partner in any partnership, limited liability company or joint venture.

                  Section 6.10. Operation of Business; Prior or Existing Restrictions, Etc. The Borrower possesses all material licenses, qualifications (including licenses and qualifications required in each state where each Single Family Residence securing each Mortgage Loan acquired or originated by the Borrower is located), Agency approvals, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct the Borrower's business substantially as now conducted and as presently proposed to be conducted and the Borrower is not in violation of any valid rights of others with respect to any of the foregoing. The Borrower has disclosed all written reports, actions and/or sanctions of any nature threatened, and all reviews, investigations, examinations, audits, actions and/or sanctions that have been undertaken and/or imposed as of the date of this Agreement and of which it has knowledge, by any federal or state agency or instrumentality (including any Agency) with respect to either the lending or related financial operations of the Borrower. The Borrower is not operating under any type of agreement or order (including, without limitation, a supervisory agreement, memorandum of understanding, cease and desist order, capital directive, supervisory directive, or consent decree) with any state or federal banking department or government banking or other agency or instrumentality (including any Agency), and the Borrower is in compliance with any and all capital, leverage or other financial standards and requirements imposed by any applicable regulatory authority, agency or instrumentality, including any Agency.

                  Section 6.11. No Default on Outstanding Judgments or Orders. The Borrower has satisfied all judgments and is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other Governmental Authority, commission, board, bureau, agency or instrumentality, domestic or foreign which default could result in a Material Adverse Change.

                  Section 6.12. No Defaults on Other Agreements. The Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any certificate of incorporation or corporate restriction which could except upon default thereof result in a Material Adverse Change. The Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument which default could result in a Material Adverse Change.

                  Section 6.13. Labor Disputes and Acts of God. Neither the business nor the properties of the Borrower has been or continues to be affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hurricane, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could result in a Material Adverse Change.

                  Section 6.14. Environmental Protection. The Borrower has obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization could not result in a Material Adverse Change. The Borrower is in compliance with all Environmental Laws and the terms and conditions of the required permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those Laws or contained in any plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply could not result in a Material Adverse Change.

                  The Collateral contains no Hazardous Materials that, under any Environmental Law currently in effect, (1) would impose liability on the Borrower that could result in a Material Adverse Change, or (2) could result in the imposition of a Lien on the Collateral (other than real estate owned by the Borrower) or any portion thereof or any other assets of the Borrower, in each case if not properly handled in accordance with applicable Law.

                  Section 6.15. Compliance with Laws. The Borrower and the operation of its business is in compliance with all material Laws applicable to the Borrower or the Mortgage Loans.

                  Section 6.16. Licenses. Lenders will not be required solely as a result of taking a pledge of the Mortgage Loans to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently is not so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation, except that each Lender is required to be approved as a lender to a mortgage banker by the New York State Banking Department.

                  Section 6.17. Chief Executive Office. The Borrower's chief executive office on the Closing Date is located at 565 Taxter Road, Elmsford, New York 10523. The location where the Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is either its chief executive office or 8 Skyline Drive, Hawthorne, New York 10532.

                  Section 6.18. FHA Servicing. The Borrower (or its subcontractor) is an FHA Approved Mortgagee. The Borrower has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans and properties of the same type as the Mortgage Loans pledged hereunder. The Borrower is in good standing to service mortgage loans for the FHA, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Borrower unable to comply with FHA eligibility requirements or which would require notification to the FHA.

                  Section 6.19. Material Contracts. Set forth in Schedule 6.19 hereto is a complete and accurate list as of the Closing Date of all Material Contracts of the Borrower, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against the Borrower and, to the best of the Borrower's knowledge, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified in any material respect, and (iii) there exists no default under any Material Contract by the Borrower or, to the Borrower's knowledge, any other party thereto which has not been cured or waived.

                  Section 6.20. Permitted Warehouse Indebtedness; Working Capital Indebtedness. All Loans the proceeds of which are used for the purposes described in clause 1 of Section 2.08 constitute Permitted Warehouse Indebtedness (as defined in the Senior Note Indenture). As of the Closing Date, the Borrower has no indebtedness permitted under Section 4.06(b)(1)(B) of the Senior Note Indenture other than the Obligations under this Agreement.


                                  ARTICLE VII.

                              AFFIRMATIVE COVENANTS

                  So long as the Notes shall remain unpaid or the Lenders shall have any Commitment hereunder, or any other amount is owing by the Borrower hereunder or under any Loan Document, the Borrower shall:

                  Section 7.01. Maintenance of Existence. Preserve and maintain its existence and good standing in the jurisdiction of its formation and qualify and remain qualified in each jurisdiction in which the failure to qualify and/or remain in good standing would cause, or result in, a Material Adverse Change.

                  Section 7.02. Conduct of Business. Continue to engage in an efficient and economical manner in a business of the same general type as conducted by it on the Closing Date. Use its best efforts to adhere to customary practices and standards in effect from time to time in the mortgage banking industry.

                  Section 7.03. Maintenance of Properties. Maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

                  Section 7.04. Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all of its financial transactions.

                  Section 7.05. Maintenance of Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated or required by any agreement to which the Borrower is a party, including, without limitation, a standard policy of mortgage bankers' blanket bond insurance. To the extent permitted under the terms of the policy, the Borrower shall cause the Agent to be named, and remain named as long as any amounts are outstanding on the Notes, an additional insured on such mortgage bankers' blanket bond insurance policies. Such insurance may provide for reasonable deductibility from coverage thereof.

                  Section 7.06. Compliance with Laws. Comply in all respects with all material Laws and orders applicable to it or the Mortgage Loans, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent they are the subject of a Good Faith Contest.

                  Section 7.07. Right of Inspection. At any reasonable time and from time to time the Borrower shall permit the Agent or any Lender or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of, the Borrower and to discuss the affairs, finances and accounts of the Borrower with any of the Borrower's officers and directors and independent certified public accountants.

                  Section 7.08. Reporting Requirements. Furnish directly to the Agent and to each Lender:

                  (1) Annual Financial Statements of the Borrower and the Guarantor. As soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower and the Guarantor (a) the balance sheet of the Borrower and the Guarantor as of the end of such Fiscal Year, the statements of income and retained earnings, and the statements of cash flows of the Borrower and the Guarantor for such Fiscal Year, both on a consolidated basis and on a consolidating basis, all prepared in accordance with GAAP consistently applied and with respect to the consolidated statements only accompanied by an opinion thereon acceptable to the Agent by KPMG Peat Marwick or any other independent certified public accountants of national standing selected by the Borrower and the Guarantor and acceptable to the Agent, (b) with respect to the foregoing consolidated statements only, a report of the independent certified public accountants stating in comparative form the respective figures for the corresponding date and period in the prior Fiscal Year, and (c) a Certificate of No Default.

                  (2) Quarterly Financial Statements. Each quarter (other than the fourth quarter), as soon as available and in any event not later than 60 days after the end of the reporting quarter, a balance sheet of the Borrower and the Guarantor as of the end of such quarter, statements of income and retained earnings of the Borrower and the Guarantor for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and statements of changes in financial position of the Borrower and the Guarantor for the portion of the fiscal year ended with the last day of such quarter, all on a consolidated and consolidating basis and all in reasonable detail and stating in comparative form the respective figures of the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the Designated Financial Officer of the Borrower;

                  (3) Monthly Financial Statements. Each month, as soon as available and in any event not later than 30 days after the end of such month, a balance sheet of the

         Borrower and the Guarantor as of the end of such quarter, statements of income and retained earnings of the Borrower and the Guarantor for the period commencing at the end of the previous fiscal year and ending with the end of such month, and statements of changes in financial position of the Borrower and the Guarantor for the portion of the fiscal year ended with the last day of such month, all on a consolidated and consolidating basis and all in reasonable detail and stating in comparative form the respective figures of the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by the Designated Financial Officer of the Borrower;

                  (4) Management Letters. As soon as available after the end of each Fiscal Year, copies of any reports submitted to the Borrower by KPMG Peat Marwick or any other independent certified public accountants in connection with the examination of the financial statements of the Borrower and the Guarantor made by such accountants.

                  (5) Certificate of No Default. Not later than 60 days after the last day of each quarter and not later than 90 days after the last day of each Fiscal Year, the Borrower will provide the Agent with a certificate (the "Certificate of No Default") of the chief financial officer, controller or chief executive officer of the Borrower certifying that no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto.

                  (6) Notice of Litigation. Promptly after the commencement thereof, but in any event within five Business Days after the service of process with respect thereto on the Borrower or the Guarantor, notice of all actions, suits, and proceedings before any court or Governmental Authority, affecting the Borrower or the Guarantor which, if determined adversely to the Borrower or the Guarantor, could result in a Material Adverse Change.

                  (7) Notices of Defaults and Events of Default. As soon as possible and in any event within three Business Days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Borrower with respect thereto.

                  (8) ERISA Reports. As soon as possible and in any event within thirty days after any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or the PBGC or the Borrower has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, the Borrower will deliver to the Agent a certificate of the chief financial officer of the Borrower setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action the Borrower proposes to take with respect thereto.

                  (9) Reports to Other Creditors. Promptly after the furnishing thereof, unless prohibited by law, copies of any statement or report furnished to any other creditor of the Borrower or the Guarantor pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Agent pursuant to any other clause of this Agreement.

                  (10) Reports, Etc. Promptly after the sending or filing thereof, copies of all financial statements and reports which the Borrower and/or the Guarantor send to, or receive from, any Governmental Authority or Agency, and, upon the request of the Agent, copies of all consultants' reports, investment bankers' reports, business plans and similar documents.

                  (11) Insurance. Upon the occurrence of any casualty, damage or loss, whether or not giving rise to a claim under any insurance policy of the Borrower, in an amount greater than Two Hundred Fifty Thousand Dollars ($250,000), notice thereof, together with copies of any document relating thereto (including copies of any such claim) in possession or control of the Borrower or any agent of the Borrower.

                  (12) Material Adverse Change. As soon as possible and in any event within three Business Days after the occurrence of any event or circumstances which could result in or has resulted in a Material Adverse Change, written notice thereof.

                  (13) Offices. Thirty days prior written notice of any change in the chief executive office or principal place of business of the Borrower or the Guarantor.

                  (14) Liens. As soon as possible and in any event within three Business Days after the assertion of any Lien against the Collateral not permitted by the terms of this Agreement or the occurrence of any event that could have a Material Adverse Change on the value or marketability of the Collateral or the validity, enforceability or priority of the Liens created under this Agreement, written notice thereof.

                  (15) Environmental Notices. As soon as possible and in any event within five Business Days after receipt, copies of all Environmental Notices received by the Borrower which are not received in the ordinary course of the Borrower's business.

                  (16)     Reports Relating to Collateral.

                           (a) With respect to Conforming Mortgage Loans only,
                  if requested by the Agent, within ten days after such request:

                                    (1) A schedule in a form satisfactory in
                           form and content to the Agent of all commitments to make Mortgage Loans, commitments to purchase Mortgage Loans and other information related to all Mortgages Loans intended to be or which are pledged under this Agreement.

                                    (2) A schedule in a form satisfactory in
                           form and content to the Agent of all Purchase Commitments held by the Borrower grouped by type of Mortgage Loan (whether or not delivered as Collateral hereunder) which qualifies for delivery pursuant to such Purchase Commitments, listing the name of the investor, the commitment type (i.e., mandatory, optional, standby, etc.), the commitment amount which remains available for future deliveries, the yield requirement or the price and interest rate for which said price is quoted, and the expiration, delivery or settlement date for each such Purchase Commitment, and the weighted average yield requirement or the weighted average price at each applicable interest rate for each such group of Purchase Commitments and (b) a schedule in a form satisfactory in form and content to the Agent listing the mandatory Purchase Commitments held by the Borrower which shall be satisfied by delivering Mortgage Loans which the Borrower has committed to purchase;

                                    (3) Not later than fifteen days after the
                           end of a calendar quarter, a list of the Investors to whom the Borrower delivered Mortgage Loans during such quarter and a list of the Investors to whom the Borrower anticipates delivering Mortgage Loans during the succeeding calendar quarter; and

                                    (4) From time to time, which reasonable
                           promptness, such further information regarding the Collateral as the Agent or any Lender may reasonably request.

                           (b) As soon as available, but in any event not later
                  than the date that such reports, if any, are delivered to the Agencies, copies of all annual and regularly delivered reports to the Agencies relating to the Borrower's Mortgage Loan origination and acquisition activities and other matters requested or required by the Agencies.

                           (c) As soon as available, but in any event not later
                  than five Business Days after the receipt thereof by the Borrower any notice received from an Agency or a Investor relating to a material default or other deficiency under a Purchase Commitment which could result in termination thereof.

                  (17) Servicer Report. Borrower shall (i) with respect to any Mortgage Loans serviced by Borrower, deliver to the Agent monthly, a report setting forth payment activity, defaults and delinquencies with respect to each Mortgage Loan pledged to the Agent, (ii) prepare and deliver reports each month, detailing, with respect to all Mortgage Loans pledged to the Agent, such information as the Agent may from time to time reasonably request and (iii) deliver to the Agent on the fifth Business Day of each month a Mortgage Loan Schedule as of the end of the prior month.

                  (18) Borrowing Base Certificate. Weekly (not later than Friday of each week) or more frequently if requested by the Agent, a Borrowing Base Certificate, current as of the last Business Day of the reporting period in question, signed by the chief financial officer or such other officer as the Borrower's chief financial officer may designate in writing to the Agent. The Borrower shall send a copy of the Borrowing Base Certificate to each Lender at the same time that the Borrower sends the Borrowing Base Certificate to the Agent.

                  (19) General Information. Within three Business Days after the entering into thereof, an executed copy of the extension agreement between the Borrower and Greenwich relating to the Greenwich Capital Credit Agreement (as defined in the Pledge Agreement (SPV)). Such other information respecting the condition or operations, financial or otherwise, of the Borrower and/or the Guarantor as the Agent or any Lender may from time to time reasonably request.

                  Section 7.09. Compliance With Environmental Laws. Comply in all material respects with all applicable Environmental Laws and immediately pay or cause to be paid all costs and expenses incurred in connection with such compliance.

                  Section 7.10. Purchase Commitments. Maintain valid and enforceable Purchase Commitments where required pursuant to this Agreement sufficient at all times to (i) satisfy the requirements of this Agreement an
(ii) in accordance with prudent business practices to protect the Borrower against interest rate risk with respect to Mortgage Loans originated or acquired by it and to permit the timely sale of Mortgage Loans in accordance with prudent mortgage banking industry practices.

                  Section 7.11. Pledge of Mortgage Loans. Within two Business Days after the origination or purchase of a Mortgage Loan by the Borrower, pledge to the Agent and the Lenders in accordance with the terms and provisions of this Agreement and the Custodian Agreement all such Mortgage Loans not otherwise sold or financed by the Borrower during such two Business Day period, unless such Mortgage Loans are pledged to Bear Stearns Mortgage Capital Corporation or Greenwich pursuant to their respective credit facilities with the Borrower; provided, that (i) not more than $3,000,000 of outstanding principal amount of High LTV Mortgage Loans are permitted not to be pledged to the Agent for a period not exceeding 30 days for any such Mortgage Loan from the date of origination or purchase of such Mortgage Loan and (ii) Wet Mortgage Loans shall be pledged to the Agent and the Lenders in accordance with the terms and provisions of Section 5.05 hereof and the Custodian Agreement. The Agent may, at any time, in its sole discretion, upon delivery of a written notice to the Borrower, require all Mortgage Loans that have not otherwise been pledged to Bear Stearns Mortgage Capital Corporation or Greenwich to be pledged to the Agent and the Lenders immediately upon the origination or purchase thereof by the Borrower.

                  Section 7.12. Taxes. Pay and discharge all taxes, assessments or other governmental charges or levies imposed on it or any of its property or assets prior to the date on which any penalty for non-payment or late payment is incurred, unless the same are the subject of a Good Faith Contest.

                  Section 7.13. Adequate Capital. At all times during this Agreement, Borrower shall possess sufficient net capital and liquid assets (or ability to access the same) to satisfy (i) the financial responsibility requirements of the New York State Banking Law and Regulations and (ii) its obligations as they become due in the normal course of business.

                  Section 7.14.     ERISA.

                  (A) Comply in all material respects with the provisions of ERISA to the extent applicable to any employee benefit plan maintained for any of the Borrower's or a Subsidiary's employees or any multiemployer pension plan to which the Borrower, any Subsidiary or any ERISA Affiliate is required to contribute; not incur any accumulated funding deficiency or withdrawal liability (within the meaning of ERISA), or any liability to the PBGC; and not permit any Prohibited Transaction or Reportable Event or other event to occur which could result in a Material Adverse Change with respect to the Borrower or any employee benefit plan or which may be the basis for the PBGC to assert a material liability against it or which may result in the imposition of a Lien on the Borrower's properties or assets.

                  (B) Notify the Agent and the Lenders in writing promptly after the assertion or threat of any Prohibited Transaction or Reportable Event, the existence of any fact or set of facts or event (including without limitation any change in the actuarial assumptions or funding methods of any employee benefit plan or the incurrence of any withdrawal liability under any multiemployer plan) which could have a Material Adverse Change or may be the basis for the PBGC to assert a material liability against it or impose a Lien on the Borrower's properties or assets. The Borrower shall also provide to the Agent and the Lenders promptly after receipt thereof, copies of (i) all notices received by the Borrower or any ERISA Affiliate of the reorganization of any multiemployer pension plan or the PBGC's intent to terminate any Plan or Multiemployer Plan, or to have a trustee appointed to administer any such employee benefit plan; and
(ii) at the request of a Lender each annual report and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan or Multiemployer Plan, and schedules showing the amounts contributed to each such plan by or on behalf of the Borrower or any ERISA Affiliate in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each such plan.

                  Section 7.15. Borrowing Base. Maintain all Loans in compliance with the then current Borrowing Base.

                  Section 7.16. Compliance With Custodian Agreement; Successor Custodian. With respect to each Pledged Mortgage, the Borrower shall comply with all document delivery requirements set forth in the Custodian Agreement. Not later than 75 days of the date of this Agreement, the Borrower shall replace CoreStates as Custodian and shall have entered into a Custodian Agreement with a successor Custodian and the Agent.

                  Section 7.17. FHA Approved Mortgagee. The Borrower shall maintain its status as an FHA Approved Mortgagee. The Borrower shall notify the Agent promptly of any developments regarding its status as an FHA Approved Mortgagee and shall send the Agent copies of all correspondence or notices received or sent by the Borrower regarding its application.

                  Section 7.18. Underwriting Guidelines. Without the prior written consent of the Agent, the Borrower shall not materially amend or otherwise materially modify the Underwriting

Guidelines. In the event that the Borrower proposes to amend the Underwriting Guidelines, the Borrower shall submit the proposed amendment to the Agent in writing. The Agent shall notify the Borrower whether or not it approves any such proposed material amendment, which approval shall not be unreasonably withheld. If the Borrower wishes to finance a Mortgage Loan hereunder that does not comply in all respects with the Underwriting Guidelines, the Borrower shall request prior approval thereof from the Agent and will deliver to the Agent, no later than three (3) Business Days prior to the requested Mortgage Loan Closing Date, the related underwriting file. The Agent shall notify the Borrower promptly (i) whether or not it chooses to finance any such Mortgage Loan and, if so, (ii) whether it chooses to treat such Mortgage Loan as includible in the Borrowing Base.

                  Section 7.19. Wet Closing Agents. Cause each Wet Closing Agent to execute a Wet Closing Agent Agreement in which such Wet Closing Agent acknowledges and agrees to act as the agent for the Agent and the Lenders pursuant to Section 5.03 hereof in connection with the funding of each Wet Mortgage Loan.

                  Section 7.20. Bankruptcy Event. In the event that the Borrower becomes the subject of a bankruptcy case (a "Case") under the United States Bankruptcy Code, 11 U.S.C. Section101 et seq., the Borrower shall, within five
(5) Business Days of the commencement of the Case, file a motion, pursuant to 11 U.S.C. Section364, in the court having jurisdiction over such Case for approval, nunc pro tunc or otherwise, of any advances made directly or indirectly by the Agent or any Lender on or after the date of the commencement of the Case, and approval of an order substantially in the form agreed upon in writing by the Agent and the Borrower on the date hereof.


                                  ARTICLE VIII.

                               NEGATIVE COVENANTS

                  So long as the Notes or any Obligations shall remain unpaid or the Lenders shall have any Commitment hereunder or any other amount is owing by the Borrower hereunder or under any other Loan Document, the Loan Parties shall not:

                  Section 8.01.     Liens.

                  (A) Create, incur, assume, or suffer to exist, any Lien upon or with respect to any of their properties (including, without limitation, any of the Loan Parties' interest in partnerships), now owned or hereafter acquired, except the following kinds of Liens on properties other than Pledged Mortgages ("Permitted Liens"):

                           (1) Liens in favor of the Agent, for the benefit of the Lenders and Greenwich;

                           (2) Liens for taxes or assessments or other governmental charges or levies if not yet due and payable or, if due and payable, if they are the subject of a Good Faith Contest;

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
                           (3) Liens imposed by Law, such as mechanics' materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty days or which are the subject of a Good Faith Contest;

                           (4)      Liens under workers' compensation,
         unemployment insurance, Social Security or similar legislation;

                           (5) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, indemnity, performance, or other similar bonds, or other similar obligations arising in the ordinary course of business, and the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceedings, provided that the aggregate amount of liabilities of the Borrower and/or the Guarantor secured by a pledge of assets permitted under this clause, including interest and penalties thereon, if any, shall not be in excess of $500,000 at any one time outstanding;

                           (6) Judgment and other similar Liens arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are the subject of a Good Faith Contest;

                           (7) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment by the Borrower of the property or assets encumbered thereby in the normal course of the Borrower's business or materially impair the value of the property subject thereto;

                           (8) Purchase-money Liens on any property hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, (and not created in contemplation of such acquisition) or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease;

                           (9) Liens on real estate acquired and owned as a result of foreclosure of a Mortgage held by the Borrower; and

                           (10)     Liens to secure Debt permitted under Section
         8.02 hereof other than clause (3) thereof.

No Liens shall be permitted on the Collateral constituting Pledged Mortgages and the capital stock of any Subsidiary of the Borrower pledged to the Agent and the Lenders other than the Liens in favor of the Agent and the Lenders hereunder and the Lien in favor of Greenwich pursuant to the Pledge Agreement (SPV).

                  (B) After the date hereof, agree with any other Person to prohibit or otherwise restrict its ability to grant Liens upon, or security interests in, any of its property to the Agent and the Lenders.

                  Section 8.02.     Debt.   Create, incur, assume, or suffer to
         exist, any Debt, except:

                           (1) Debt of the Borrower under this Agreement or the Notes;

                           (2) Debt described in Schedule 8.02, and any extensions of maturity, refinancing or modification of the terms thereof, provided that such extension, refinancing or modification (a) is pursuant to material terms that are not less favorable to the Borrower or the Guarantor than the terms of the Debt being extended, refinanced or modified, (b) after giving effect to the extension, refinancing or modification, such Debt is not greater than the amount of the Debt outstanding immediately prior to such extension, refinancing or modification, and (c) the extension, refinancing or modification does not change the Persons liable or increase the collateral for such Debt;

                           (3) Accounts payable to trade creditors for goods or services and current operating liabilities (other than for borrowed money), in each case incurred in the ordinary course of business, as presently conducted;

                           (4)      Debt of the Borrower secured by
         purchase-money Liens permitted by Section 8.01(A)(8);

                           (5) Debt of the Borrower pursuant to hedging agreements permitted by Section 8.09; and

                           (6) Debt not otherwise permitted by this Section in an aggregate amount not to exceed $250,000.

                  Section 8.03.     Mergers, Etc.

                  (A) Wind up, liquidate or dissolve itself, reorganize, merge or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of their assets (whether now owned or hereafter acquired) to any Person, except sales permitted by Section 8.07 hereof, or

                  (B) acquire all or substantially all of the assets or the business of any Person, except with the prior written approval of the Agent, such approval not to be unreasonably withheld.

                  Section 8.04. Leases. Create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any real or personal property, except: (1) Capital Leases permitted under Section 8.01(A)(8); (2) leases existing on the date of this Agreement and any extensions, renewals or replacements thereof and (3) new leases for office space and equipment and similar items used in the ordinary course of the Borrower's or the Guarantor's business.

                  Section 8.05. Sale and Leaseback. Sell, transfer, or otherwise dispose of any real or personal property to any Person and thereafter directly or indirectly lease back the same or similar property.

                  Section 8.06. Distributions. Directly or indirectly declare or pay any dividends or other Distributions; or purchase, redeem, retire, or otherwise acquire for value any shares of its capital stock, now or hereafter outstanding; or make any Distribution of assets to its shareholders whether in cash, assets, or obligations of the Borrower; or allocate or otherwise set apart any sum for the payment of any dividend on, or for the purchase, redemption, or retirement or any of the Borrower's shares of capital stock; or make any other Distribution by reduction of capital or otherwise in respect of its shares of capital stock, except that the Borrower may do so if (i) both before and after giving effect to any such dividend, Distribution, payment or other action no Default or Event of Default has occurred and is continuing and (ii) the Borrower provides to the Agent, three Business Days prior to such dividend, Distribution, payment or other action, Notice thereof containing a certificate of the Designated Financial Officer certifying that, as of a date not earlier than 15 days prior to the date of such dividend, Distribution, payment or other action, the Value of the Retained Interest Receivables held by the Agent, as custodian, and owned by the Subsidiaries of the Borrower whose capital stock is pledged to the Agent pursuant to the Pledge Agreement (SPV), together with any other collateral pledged to the Agent pursuant to the Pledge Agreement (SPV), is greater than or equal to $40,000,000; provided this Section shall not apply to any dividend, Distribution, payment or other action or with respect to any obligation of City Mortgage Corporation Limited.

                  Section 8.07. Sale of Assets. (A) Sell, lease, assign, transfer, or otherwise dispose of any of the Borrower's now-owned or hereafter acquired assets (including, without limitation, receivables, and leasehold interests), except, subject to Sections 2.06(d) and 3.04 and Subsection (B) of this Section 8.07, (i) the sale or other disposition of assets (x) other than Pledged Mortgages, in the ordinary course of the Borrower's business, (y) consisting of Pledged Mortgages in the ordinary course of the Borrower's business, including the sale or refinancing of Pledged Mortgages in accordance with Section 3.04 hereof, or (z) no longer used or useful in the conduct of its business, (ii) the sale or other disposition of Residual Interest Receivables to the extent permitted by the Pledge Agreement (SPV) and (iii) the sale of the capital stock of City Mortgage Corporation Limited and/or any of its direct or indirect Subsidiaries; or

                  (B) Sell any Mortgage Loans on a recourse basis except with the consent of the Majority Lenders.

                  Section 8.08. Investments. Make any loan or advance to any Person (other than Mortgage Loans in the ordinary course of business), or purchase or otherwise acquire any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person, or participate as a partner or joint venturer with any other Person, or make any additional investments in the partnerships and corporations referred to in Schedule 6.09 except: (1) direct obligations of the United States or any agency thereof with maturities of one year or less from the date of acquisition; (2) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's

Investors Service, Inc.; (3) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank having capital and surplus in excess of One Billion Dollars ($1,000,000,000); (4) stock, obligations, or securities received in settlement of debts (created in the ordinary course of business) owing to the Borrower; (5) investments required to be made or purchased by any Agency or any applicable provisions of law; (6) Loans and advances to employees of the Borrower in an aggregate principal amount not to exceed $250,000, provided that no employee shall receive loans and advances aggregating more than $100,000; (7) investments in Persons other than City Mortgage Corporation Limited in an aggregate amount not in excess of $250,000, provided that the aggregate of such investments in any one Person shall not exceed $100,000; (8) loans and advances to, or capital contributors or other investments in, City Mortgage Corporation Limited, if (i) both before and after giving effect to such loans, advances, capital contributions or investments no Default or Event of Default has occurred and is continuing and
(ii) the Borrower provides to the Agent, three Business Days prior to such loan, advance, capital contribution or other investment, Notice thereof containing a certificate of the Designated Financial Officer certifying that, as of the date not earlier than 15 days prior to the date of such loan, advance, capital contribution or investment, the Value of the Retained Interest Receivables held by the Agent, as custodian, and owned by Subsidiaries of the Borrower whose capital stock is pledged to the Agent pursuant to the Pledge Agreement (SPV), together with any other collateral pledged to the Agent pursuant to the Pledge Agreement (SPV), is greater than or equal to $40,000,000; and (9) assets placed in a special purpose subsidiary.

                  Section 8.09. Financial Hedge Instruments. Engage in or enter into any derivatives or hedging transactions of any kind other than transactions regarding the hedging of interest rate or exposure, provided that such transactions are not entered into for speculative purposes.

                  Section 8.10. Guaranties, Etc. Assume, guaranty, endorse, or otherwise be or become directly or contingently responsible or liable (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any Person against loss) for obligations of any Person other than the Borrower or the Guarantor, except (i) guaranties by endorsement of negotiable instruments for deposits or collection or similar transactions in the ordinary course of business and (ii) as set forth on Schedule 8.10 hereto.

                  Section 8.11. Transactions With Affiliates. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate (other than the Guarantor or any Subsidiary of the Borrower), except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                  Section 8.12. Margin Regulations. Use any part of the proceeds of Loans (i) for the purpose of purchasing or carrying any margin stock within the meaning of Regulations G, T,

U or X of the Board of Governors of the Federal Reserve System or (ii) to extend credit to any Person for the purpose of purchasing or carrying any such margin stock.

                  Section 8.13. Subwarehousing. Purchase any Subwarehouse Mortgage Loan or engage in any other Subwarehousing activity.

                  Section 8.14. Bulk Purchases of Mortgage Loans. Make a bulk purchase of Mortgage Loans, except bulk purchases of Mortgage Loans the aggregate purchase price of which is not in excess of $7,000,000, provided that each Mortgage Loan purchased in bulk shall have been originated in conformity with the applicable Underwriting Guideline unless otherwise consented to in writing by the Agent.


                                   ARTICLE IX.

                                EVENTS OF DEFAULT

                  Section 9.01. Events of Default. Any of the following events shall be an "Event of Default":

                           (1) the Borrower shall: (a) fail to pay the principal of the Loans as and when due; or (b) fail to make any of the prepayments required by Section 2.06 as and when required; or (c) fail to fulfill or satisfy any of the covenants regarding the Collateral in
         Section 3.05 or the Collateral or any Residual Securities in Sections 3, 4 or 14(b) of the Pledge Agreement (SPV); or (d) fail to pay within three days after the due date therefor interest on the Loans or any fee or interest or any other amount due under this Agreement or any other Loan Document;

                           (2) any representation or warranty made or deemed made by the Borrower or the Guarantor in this Agreement or in any other Loan Document or which is contained in any certificate, document, opinion, or financial or other statement furnished by the Borrower, the Guarantor or their respective agents or representatives at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made (other than the additional representations and warranties made pursuant to Section 3.03(7), which shall be considered solely for the purpose of determining whether such Mortgage Loans will be Eligible Residential Mortgage Loans, unless the Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made);

                           (3) any Loan Party shall fail to perform or observe any covenant contained in Sections 7.01, 7.05, 7.06, 7.07, 7.10, 7.11, 7.12, 7.13, 7.14, 7.16, 7.17, 7.18, 7.19 or 7.20 or in Article VIII of
         this Agreement;

                           (4) Any Loan Party shall default in the performance or observance of (i) the covenants contained in subparagraphs (6), (7),
         (12), (14), (16), (17) and (18) of

         Section 7.08 of this Agreement and such default shall continue unremedied for a period of 3 Business Days, (ii) the covenant contained in Section 7.15 of this Agreement and such default shall continue unremedied for 1 Business Day, or (iii) any other covenants contained in this Agreement or any other Loan Document not described in paragraph
         (3) above or clause (i) of this paragraph (4) and such default shall continue unremedied for a period of 10 days;

                           (5) any Loan Party shall: (a) fail to pay any Debt in excess of $250,000 (other than the payment obligations described in (1) above), of such Loan Party, as the case may be when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (b) fails to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Debt, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or the lapse of time, or both, of the maturity of such Debt, except where such failure to perform or observe is waived by the holder of such Debt and no fee is paid or additional collateral is pledged to such holder in connection with its waiver; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

                           (6) either Loan Party: (a) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed or unstayed for a period of 60 days or more; or shall be the subject of any proceeding under which its assets may be subject to seizure, forfeiture or divestiture; or (e) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its property; or (f) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 60 days or more;

                           (7) one or more judgments, decrees or orders for the payment of money in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate shall be rendered against any Loan Party, and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal;

                           (8) any of the following events shall occur or exist with respect to the Borrower or the Guarantor or any ERISA Affiliate;
         (a) any Prohibited Transaction
         involving any Plan; (b) any Reportable Event shall occur with respect to any Plan; (c) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (d) any event or circumstance exists which might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (e) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the reasonable opinion of the Agent subject the Borrower or the Guarantor, as the case may be, or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceeds or may exceed Five Hundred Thousand Dollars ($500,000);

                           (9) this Agreement or any Loan Document shall at any time and for any reason cease to create a valid and perfected first priority Lien in the Collateral (other than Collateral released pursuant to the terms of this Agreement and the other Loan Documents and except as otherwise provided in this Agreement and the other Loan Documents) or the validity or enforceability of this Agreement or any Loan Document shall be contested by the Borrower or the Guarantor, or the Borrower or the Guarantor shall deny it has any further liability or obligation under this Agreement or any Loan Document to which it is a party;

                           (10) if there is a Material Adverse Change in the Collateral, or if there shall occur a Material Adverse Change (as determined by the Majority Lenders in their sole discretion), or if the Majority Lenders in good faith believe that the prospects of payment, performance or realization upon the Collateral is impaired;

                           (11)     a Change of Control shall occur;

                           (12) either: (i) the Borrower shall fail to maintain its status as an FHA Approved Mortgagee; or (ii) there shall have occurred any event, including without limitation, an amendment or modification of the National Housing Act, which would reasonably be likely to materially and adversely affect Lenders' or Borrower's rights under the mortgage insurance provided by the FHA or the Lenders' ability to receive the proceeds of such mortgage insurance; or

                           (13) the Custodian Agreement or any Loan Document shall for whatever reason be terminated or cease to be in full force and effect other than with the consent of the Lenders, or the enforceability thereof shall be contested by the Borrower.

                  Section 9.02. Remedies. If any Event of Default shall occur and be continuing, the Agent may and, at the request of the Majority Lenders, shall by notice to the Borrower, (1) declare the Total Commitment to be terminated, whereupon the same shall forthwith terminate; (2) declare the Notes, all interest thereon, and all other amounts payable under this Agreement, and any other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest, and all such amounts due under this Agreement, and under any other Loan Document shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower; and/or (3) exercise any remedies provided in any of the Loan Documents at law or otherwise, with respect to the Collateral and the Loans; provided, however, that upon the occurrence of any Event of Default referred to in Section 9.01(6), the Total Commitment shall automatically terminate and the Notes and any other amounts payable under this Agreement or any of the other Loan Documents, and all interest on any of the foregoing shall be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantor; provided, further, that upon the occurrence of an Event of Default by reason of a failure to perform or observe the covenants contained in Section 7.20 hereof, the Agent on behalf of the Lenders shall be entitled to specific performance, and the Borrower authorizes the Agent to file on behalf of the Lenders such pleadings and documents as are necessary to give effect to the intention of Section 7.20.

                  Upon the occurrence of any Event of Default, the Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, at law or otherwise available to it, all the rights and remedies of a secured party on default under the applicable UCC (whether or not the applicable UCC applies to the affected Collateral) and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other commercially reasonable terms. The Borrower agrees that, to the extent notice of sale shall be required by Law, five Business days prior notice to the Borrower of the time and place of any public sale or the time after which any private sale is to made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent in a cash collateral account (which the Agent is hereby authorized to establish) as Collateral for, and/or then or at any time thereafter applied in accordance with the terms of Section 2.07(c) in whole or in part by the Agent against, all or any or the Obligations in such order as the Agent shall elect. After the occurrence of any Event of Default, the Agent shall have the right to deliver any Pledged Mortgage into any Purchase Commitment, in any such event either in the name of the Agent or the Borrower, pursuant to the power of attorney granted under this Agreement or otherwise.

                  Section 9.03. The Agent May Perform. If the Borrower fails to perform any agreement contained in this Agreement, the Agent may itself perform (but shall not be obligated to perform), or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower under Section 11.06.

                  Section 9.04. The Agent's Duties. The powers conferred on the Agent under this Agreement are solely to protect its interest and the interests of the Lenders in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  Section 9.05. Continuing Security Interest; Transfer of Note. This Agreement creates a continuing Lien in the Collateral and shall (i) remain in full force and effect until payment in full of all the Obligations to the Lenders after the Termination Date, (ii) be binding upon the Borrower, its successors and assigns, and (iii) inure to the benefit of the Lenders and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), each Lender may assign or otherwise transfer any document evidencing any Obligation held by it to its successors or any Affiliate, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon the payment in full of the Obligations after the Termination Date and cancellation of the Total Commitment, the Lien granted hereby shall terminate and this Agreement shall terminate (except to the extent set forth in Section 11.11) and all rights to the Collateral shall revert to the Borrower. Upon any such termination, the Agent will, at the Borrower's expense, instruct the Custodian pursuant to Section 14 of the Custodian Agreement to release all Collateral held by it and execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.


                                   ARTICLE X.

                                      AGENT

                  Section 10.01. Appointment. Each Lender (and each subsequent holder of any Note by its acceptance thereof) hereby irrevocably appoints and authorizes the Agent (i) to receive on behalf of each Lender any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to Section 2.03 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notice or agreements to the Lenders, (iii) subject to Section 10.03 of this Agreement, to take such action as Agent deems appropriate on its behalf to administer the Loans, and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof and (iv) to enter into the Pledge Agreement (SPV) pursuant to which the capital stock of certain Subsidiaries of the Borrower that own Retained Interest Receivables have been pledged to the Agent for the benefit of the Lenders and Greenwich. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions of the Majority Lenders shall be binding upon all Lenders and all holders of Notes; provided, however, the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any Loan Document or applicable law.

                  Section 10.02. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Borrower and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Borrower pursuant to the terms of this Agreement or any Loan Document. If the Agent seeks the consent or approval of the Majority Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Majority Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

                  Section 10.03. Rights, Exculpation, Etc. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to Section 11.13 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Borrower), independent public accountants, the Custodian, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, the Custodian or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent's Lien thereon, or the Borrowing Base or any certificate prepared by the Borrower or the Custodian in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain the Borrowing Base or any portion of the Collateral or the failure of the Custodian to perform its obligations under the Custodian Agreement. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to
Section 2.07(c), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Majority Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the Notes, or any of the other Loan Documents in accordance with the instructions of the Majority Lenders.

                  Section 10.04. Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

                  Section 10.05. Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loans and the termination of this Agreement.

                  Section 10.06. CIT Individually. With respect to its Pro Rata Share of the Total Commitment hereunder, the Loans made by it and the Note issued to or held by it, CIT shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note. The terms "Lenders" or "Majority Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include CIT in its individual capacity as a Lender or one of the Majority Lenders. CIT and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or any of its Subsidiaries as if it were not acting as Agent pursuant hereto without any duty to account to the Lenders.

                  Section 10.07.    Successor Agent.

                           (a)      The Agent may resign from the performance of
all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

                           (b)      Upon any such notice of resignation, the
Majority Lenders shall appoint a successor Agent who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Borrower. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation hereunder as the Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                           (c)      If a successor Agent shall not have been so
appointed within said thirty (30) Business Day period, the retiring Agent, with the consent of the Borrower if an Event of Default is not continuing, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Majority Lenders, with the consent of the Borrower, if an Event of Default is not continuing, appoint a successor Agent as provided above.

                           (d)      The Borrower, the Guarantor and each Lender
consent to The CIT Group/Business Credit, Inc., an affiliate of CIT, replacing CIT as the Agent and receiving an assignment of all of CIT's rights and obligations as a Lender under this Agreement, provided that The CIT Group/Business Credit, Inc. is approved by the New York State Banking Department as a lender to a mortgage banker.

                  Section 10.08.    Collateral Matters.

                           (a)      The Agent may from time to time, during the
occurrence and continuance of an Event of Default, make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrower of the Loans and other Obligations or to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 11.06. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. The Agent shall notify each Lender and the Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Agent by such Lender the Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Prime Rate.

                           (b)      The Lenders hereby irrevocably authorize the
Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Loans, and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in the ordinary course of the Borrower's business and in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

                           (c)      Without in any manner limiting the Agent's
authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under Section 10.08(b). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of the Borrower in respect of) all interests in the Collateral retained by the Borrower.

                           (d)      The Agent shall have no obligation
whatsoever to any Lenders to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 10.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.01. Holidays. Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

                  Section 11.02. Records. The unpaid principal amount of the Notes, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability, the Total Commitment, and the accrued and unpaid fees set forth in the Fee Letter, Unused Line Fee and Early Termination Fee shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error.

                  Section 11.03. Amendments and Waivers. (a) No amendment or modification of any provision of this Agreement or of any of the Notes or of any other Loan Document shall be effective without the written agreement of the Majority Lenders and the Borrower and no termination or waiver of any provision of this Agreement or of any of the Notes, or consent to any departure by the Borrower therefrom, shall in any event be effective without the written concurrence of Majority Lenders, which Majority Lenders shall have the right to grant or withhold at their sole discretion; except that any amendment, modification, or waiver (i) of any provision of Article II or III which amendment, modification or waiver increases the Total Commitment of any Lender, reduces the principal of, or interest on, the Loans or the amounts payable to any Lender, reduces the amount of any fee payable for the account of any Lender, or postpones or extends any date fixed for any payment of principal of, or interest or fees on, the Loans payable to any Lender, (ii) that increases the aggregate amount of the Total Commitment except as provided in Section 2.13 of this Agreement, (iii) of the definitions of "Termination Date", "Majority Lenders" or "Pro Rata Shares", (iv) of the definitions of "Eligible Residential Mortgage Loan", "Borrowing Base", "Collateral Value of Eligible Mortgages", "High LTV Mortgage Loan Sublimit", "Multifamily/Mixed Use Mortgage Loan Sublimit", "Conforming Mortgage Loan Sublimit", "Working Capital Sublimit" or "Wet Mortgage Loan Sublimit" if the effect of such amendment, modification or waiver is to increase the availability of the Borrower under the Borrowing Base,
(v) of any provision of this Agreement or any Loan Document that would release all or a substantial portion of Collateral or the Guarantor (except as set forth in Section 10.08 hereof or except as otherwise permitted in a Loan Document) or
(vi) of the provisions contained in this Section 11.03, shall be effective only if evidenced by a writing signed by or on behalf of (A) any Lender affected thereby in the case of the amendments, modifications or waivers described in clause (i) above or

(B) all Lenders in the case of the amendments, modifications or waivers described in clauses (ii) through (vi) above. No amendment, modification, termination, or waiver of any provision of Article X or any other provision referring to the Agent shall be effective without the written concurrence of the Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 11.03 shall be binding on each Lender, each future Lender, and, if signed by the Borrower, on the Borrower.

                           (b)      Notwithstanding anything to the contrary
contained in subsection 11.03(a), in the event that the Borrower requests that this Agreement or any other Loan Document be amended or otherwise modified in a manner which would require the unanimous consent of all of the Lenders and such amendment or other modification is agreed to by the Majority Lenders, then, with the consent of the Borrower and the Majority Lenders, the Borrower and the Majority Lenders may amend this Agreement without the consent of the Lender or Lenders which did not agree to such amendment or other modification (collectively the "Minority Lenders") to provide for (i) the termination of the Commitment of each of the Minority Lenders, (ii) the addition to this Agreement of one or more other Lenders, or an increase in the Commitment of one or more of the Majority Lenders, so that the Total Commitment after giving effect to such amendment shall be in the same aggregate amount as the Total Commitment immediately before giving effect to such amendment, (iii) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new Lenders or Majority Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and (iv) the payment of all interest, fees and other Obligations payable or accrued in favor of the Minority Lenders and such other modifications to this Agreement as the Borrower and the Majority Lenders may determine to be appropriate.

                  Section 11.04. No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of the Lenders or the Agent in exercising any right, power or privilege under this Agreement, the Notes or any other Loan Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Lenders or the Agent under this Agreement, the Notes and the other Loan Documents are cumulative and not exclusive of any rights or remedies which the Lenders or the Agent have thereunder or at law or in equity or otherwise. The Lenders or the Agent may exercise their rights and remedies against the Borrower and the Collateral as the Lenders and the Agent may elect, and regardless of the existence or adequacy of any other right or remedy.

                  Section 11.05.    Notices.

                           (a)      All notices, requests, demands, directions
and other communications (collectively "Notices") under the provisions of this Agreement or the Notes shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, or delivered and shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent, confirmation received and (iii) if delivered, upon delivery. All notices shall be sent to the applicable party at the address stated on the applicable signature page hereof or in accordance with the last unrevoked written direction from such party to the other parties hereto.

                           (b)      The Lenders and the Agent may rely, and
shall be fully protected in relying, on any notice purportedly made by or on behalf of the Borrower and the Lenders and the Agent shall have no duty to verify the identity or authority of any Person giving such notice. The preceding sentence shall apply to all notices whether or not made in a manner authorized or required by this Agreement or any other Loan Document.

                  Section 11.06. Expenses; Taxes; Attorneys' Fees; Indemnification. The Borrower agrees to pay or cause to be paid, on demand, and to save the Agent (and, in the case of clauses (c) through (m) below, the Lenders) harmless against liability for the payment of, all reasonable out-of-pocket expenses, regardless of whether the transactions contemplated hereby are consummated, including but not limited to reasonable fees and expenses of counsel for the Agent (and, in the case of clauses (c) through (m) below, the Lenders), accounting, due diligence, periodic field audits, appraisals, lien, judgment and title searches, filing fees, investigations, monitoring of assets, syndication, miscellaneous disbursements, examination, travel, lodging and meals, incurred by the Agent (and, in the case of clauses
(c) through (m) below, the Lenders) from time to time arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, (b) any amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Agent's and the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent's or the Lenders' claims against the Borrower, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, provided that this clause (e) shall apply to all Lenders only in connection with any defense of any court proceedings or in all instances during a continuing Event of Default; (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from the Borrower, (j) the receipt of any advice with respect to any of the foregoing, provided that this clause (j) shall apply to all Lenders only with respect to the matters described in clauses (c) through (i) and clauses (k) through (m) of this Section 11.06, (k) all Environmental Liabilities and Costs arising from or in connection with the past, present or future operations of the Borrower or any of its Subsidiaries involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Environmental Discharge on, upon or into such property, (l) any costs or liabilities incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of the Borrower or any of its Subsidiaries, or (m) any costs or liabilities incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees (including, without limitation, mortgage recording taxes) and similar impositions now or hereafter determined by the Agent or any of the Lenders to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, and (y) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrower. The Borrower agrees to indemnify and defend the Agent and the Lenders and their directors, officers, agents, employees and affiliates (collectively, the "Indemnified Parties") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, costs or expenses of any nature whatsoever (including reasonable attorneys' fees and amounts paid in settlement) incurred by, imposed upon or asserted against any of them arising out of or by reason of any investigation, litigation or other proceeding or claim brought or threatened relating to, or otherwise arising out of or relating to, the execution of this Agreement or any other Loan Document, the transactions contemplated hereby or thereby or any Loan or proposed Loan hereunder (including, but without limitation, any use made or proposed to be made by the Borrower of the proceeds of any thereof, or the delivery or use or transfer of or the payment or failure to pay under any Loan) but excluding any such losses, liabilities, claims, damages, costs or expenses (i) to the extent finally judicially determined to have resulted from the gross negligence or willful misconduct of the Indemnified Party, or (ii) in connection with any claim made by the Agent or any Lender against the Agent or another Lender.

                  Section 11.07. Application. Except to the extent, if any, expressly set forth in this Agreement or in the Loan Documents, the Agent and the Lenders shall have the right to apply any payment received or applied by it in connection with the Obligations to such of the Obligations then due and payable as it may elect.

                  Section 11.08. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                  Section 11.09. Governing Law. This Agreement and the Notes shall be deemed to be contracts under the laws of the State of New York, without regard to choice of law principles, and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

                  Section 11.10. Prior Understandings. This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein other than the Fee Letter.

                  Section 11.11. Duration; Survival. All representations and warranties of the Borrower contained herein or made in connection herewith shall survive the making of the Loans and shall not be waived by the execution and delivery of this Agreement, the Notes or any other Loan Document, any investigation by or knowledge of the Agent or the Lenders, the making of any Loan hereunder, or any other event whatsoever. All covenants and agreements of the Borrower contained herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow hereunder and until the Obligations have been paid in full. Without limitation, it is understood that all obligations of the Borrower to make payments to or indemnify the Agent and the Lenders (including, without limitation, obligations arising under Section
11.06 hereof) shall survive the payment in full of the Notes and of all other obligations of the Borrower thereunder and hereunder, termination of this Agreement and all other events whatsoever and whether or not any Loans are made hereunder.

                  Section 11.12. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                  Section 11.13. Assignments; Participations. (a) Each Lender may with the written consent of the Agent and, in the absence of a continuing Event of Default, the Borrower, which consent shall not be unreasonably withheld, assign to one or more commercial banks or other financial institutions a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment and the Loans owing to it) and the other Loan Documents; provided, however, that (i) each such assignment shall be in a principal amount of not less than $5,000,000 (or the remainder of such Lender's Commitment) and (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as hereinafter defined), an Assignment and Acceptance. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and to the other Loan Documents and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and thereunder and (B) the Assigned Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.

                           (b)      By executing and delivering an Assignment
and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Assigning Lender or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender and (vii) such assignee represents and warrants that it has been approved as a lender to a mortgage banker by the New York State Department of Banking.

                           (c)      The Agent shall maintain at its address
referred to on the signature page hereto, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                           (d)      Upon its receipt of an Assignment and
Acceptance executed by an assigning Lender and an assignee, together with the Note subject to such assignment, the Agent shall, if the Agent and, if applicable, the Borrower consent to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance, (ii) give prompt notice thereof to the Borrower unless the Borrower has consented to such assignment, (iii) record the information contained therein in the Register and (iv) prepare and distribute to each Lender and the Borrower a revised
Schedule 1.01(A) hereto after giving effect to such assignment, which revised
Schedule 1.01(A) shall replace the prior Schedule 1.01(A) and become part of this Agreement. Within five Business Days after its consent to such assignment or its receipt of notice thereof from the Agent, as the case may be, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note a new Note to the order of such assignee Lender in an aggregate principal amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance, and if the assigning Lender has retained any Commitment hereunder, a new Note to the order of the assigning Lender in an aggregate principal amount equal to the Commitment retained by it hereunder, in each case prepared by the Agent. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered

Note, shall be dated the date of the Agent's acceptance of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

                           (e)      Each Lender may sell participations to one
or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitment and the Loans owing to
it); provided, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans or Obligations, or (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Guarantor (except as set forth in Section 11.08 of this Agreement or any Loan Document).

                           (f)      Notwithstanding the foregoing provisions of
this Section 11.13, (i) each Lender may at any time sell, assign, transfer, or negotiate all or any part of its rights and obligations under this Agreement and the Loan Documents to any Affiliate of such Lender, and (ii) there shall not be more than four (4) Lenders under this Agreement at any time.

                  Section 11.14. Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Borrower may not assign or transfer any of its rights hereunder or thereunder without the prior written consent of all of the Lenders.

                  Section 11.15. Confidentiality. Upon delivering to any Lender or the Agent, or permitting any Lender or the Agent to inspect, any written information pursuant to this Agreement or the other Loan Documents, the Borrower is delivering or making available such information to the Lenders or the Agent with the understanding that each Lender and the Agent shall treat such information as confidential to the extent such information is conspicuously marked confidential. Each Lender and the Agent agrees to hold such information in confidence from the date of disclosure thereof. Subject to the other provisions of this Section 11.15, each Lender and the Agent may disclose confidential information to its officers, directors, employees, attorneys, accountants or other professionals engaged by any Lender or the Agent only after determining that such third party has been instructed to hold such information in confidence to the same extent as if it were a Lender. Notwithstanding the foregoing, the provisions of this Section 11.15 shall not apply to information within any one of the following categories or any combination thereof: (i) information the substance of which, at the time of disclosure by any Lender or the Agent, has been disclosed to or is known to any creditor of the Borrower (other than information as to which such creditor is then under an obligation of nondisclosure), or any Person other than (A) a director, officer, employee or agent of any of the Borrower or a professional engaged by the Borrower or (B) a Person who is then under an obligation of nondisclosure (otherwise than as a consequence of a wrongful act of any Lender or the Agent), (ii) information which any Lender or the Agent had in its possession prior to receipt thereof from the disclosing party, or (iii) information received by any Lender or the Agent from a third party having no obligations of nondisclosure with respect thereto. Nothing contained in this Section 11.15 shall prevent any disclosure: (x) believed in good faith by any Lender or the Agent to be required by any law or guideline or interpretation or application thereof by any Governmental Authority, arbitrator or grand jury charged with the interpretation or administration thereof or compliance with any request or directive of any Governmental Authority, arbitrator or grand jury (whether or not having the force of law), (y) determined by counsel for any Lender or the Agent to be necessary or advisable in connection with enforcement or preservation of rights under or in connection with this Agreement or any other Loan Document or (z) of any information which has been made public by a Person other than any Lender or the Agent who, to the Agent's or such Lender's actual knowledge, was then under an obligation of nondisclosure. The Lenders and the Agent shall have the right to disclose any confidential information described in this Section 11.15 to an assignee or prospective assignee or to a participant or prospective participant in Loans hereunder, provided that the assigning or selling Lender shall have obtained from such assignee or prospective assignee or participant or prospective participant a written agreement to hold such information in confidence to the same extent as if it were a Lender.

                  Section 11.16. Waiver of Jury Trial. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, THE AGENT, EACH LENDER, THE GUARANTOR AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS, THE GUARANTOR OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT.

                  Section 11.17. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default any Lender and the Agent may, and is hereby authorized to, at any time from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provision or final) at any time held and other indebtedness at any time owing by such Lender or the Agent and to or for the credit or the account of the Borrower against any and all Obligations of the Borrower now or hereafter existing under the Loan Documents, irrespective of whether or not any Lender and the Agent shall have made any demand hereunder or thereunder and although such Obligations may be contingent or unmatured. Each Lender and the Agent agrees promptly to notify the Borrower after any such setoff and application made by such Lender or the Agent; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender and the Agent under this

Section 11.17 are in addition to the other rights and remedies (including, without limitation, other rights of setoff under applicable law or otherwise) which such Lender or the Agent may have.

                  Section 11.18. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 11.19. Forum Selection and Consent to Jurisdiction. Any litigation based hereon, or arising out of, under or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, statement (whether verbal or written) or action of the Agent, any Lender or the Borrower may be brought and maintained exclusively in the courts of the State of New York or the United States District Court for the Southern District of New York; provided, however, that any suit seeking enforcement against any Collateral or other property may be brought, at the Agent's option, in the courts of any jurisdiction where such Collateral or other property may be found. The Borrower hereby expressly and irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York for the purpose of any such litigation and irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation. The Borrower further irrevocably consents to the service of process (i) by registered or certified mail, postage prepaid, to the Borrower at its address for notices contained in Section 11.05 hereof, such service to become effective five days after such mailing, or (ii) by personal service within or without the State of New York. Nothing herein shall affect the right of the Agent or any Lender to service of process in any other manner permitted by law. The Borrower hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents.

                  Section 11.20. Periodic Due Diligence Review. The Borrower acknowledges that the Agent has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that upon reasonable prior notice to the Borrower, the Agent or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Collateral Documents and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of the Borrower and/or the Custodian. The Borrower also shall make available to the Agent a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Collateral Documents and the Mortgage Loans. Without limiting the generality of the foregoing, the Borrower acknowledges that the Agent and the Lenders may make loans to the Borrower based solely upon the information provided by the Borrower to the Agent in the Mortgage Loan Schedule and the representations, warranties and covenants contained herein, and that the Agent, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the

Mortgage Loans securing such Loan, including without limitation ordering new credit reports and new appraisals on the related mortgaged properties and otherwise re-generating the information used to originate such Mortgage Loans. The Agent may underwrite such Mortgage Loans itself or engage a third party underwriter to perform such underwriting. The Borrower agrees to cooperate with the Agent and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Borrower. The Borrower further agrees that the Borrower shall reimburse the Agent for any and all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the Agent's activities pursuant to this Section 11.20.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                         BORROWER
                                         --------

                                         CITYSCAPE CORP.


                                         By: /s/ Cheryl P. Carl


                                         Name: Cheryl P. Carl
                                               Title: Senior Vice President


                                         Address for Notices:

                                         565 Taxter Road
                                         Elmsford, New York 10523

                                         Attention:________________________
                                         Telecopier No.: (914) 592-7060
                                         Telephone No.: (914) 592-6677


                                         GUARANTOR

                                         CITYSCAPE FINANCIAL CORP.

                                         By: /s/ Cheryl P. Carl
                                             Name: Cheryl P. Carl
                                             Title: Vice President and Secretary

                                         Address for Notices:

                                         565 Taxter Road
                                         Elmsford, New York 10523

                                         Attention:________________________
                                         Telecopier No.: (914) 592-7060
                                         Telephone No.: (914) 592-6677

                                         AGENT AND LENDER

                                         THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                         By: /s/ John L. O'Bryan
                                             Name: John L. O'Bryan
                                             Title: Vice President

                                         Address for Notices:

                                         650 CIT Drive
                                         Livingston, New Jersey 07039

                                         Attention: John Fall, Esq.
                                         Telecopier No.: (973) 740-5323
                                         Telephone No.: (973) 740-5494

                                         with copy to

                                         The CIT Group/Business Credit, Inc.
                                         1211 Avenue of the Americas
                                         New York, New York 10017

                                         Attention: Robert Smith
                                                    Senior Vice President
                                         Telecopier No: 212-536-1295
                                         Telephone No: 212-536-1269

                                         and

                                         Schulte Roth & Zabel LLP
                                         900 Third Avenue
                                         New York, New York 10022

                                         Attention: Frederic L. Ragucci, Esq.
                                         Telecopier No.: 212-593-5955
                                         Telephone No.: 212-756-2000

                                  SCHEDULE 2.03
                          DESIGNATED BORROWING OFFICERS


         1.       Peter S. Kucma, president

         2.       Cheryl P. Carl, senior vice president

         3.       Steven M. Miller, senior vice president

         4.       Tim S. Ledwick, chief financial officer

         5.       Jonah L. Goldstein, general counsel

         6.       Gregg Armbrister, senior vice president

         7.       Henry Cronk, vice president

         8.       Lisa Apostolopoulos, assistant vice president

         9.       Pat Paulerico

         10.      Wendy Bernard

                                  SCHEDULE 3.01
                         THIRD PARTY SECURITY AGREEMENTS

         1. Pledge Agreement dated as of May 14, 1997 by Cityscape Corp. in favor of The Chase Manhattan Bank, as collateral agent for the holders of the 12-3/4% Senior Notes due 2004 issued pursuant to a certain indenture dated as of May 14, 1997.

         2. Master Loan and Security Agreement dated as of January 1, 1997 between Cityscape Corp. and Greenwich Capital Financial Products, Inc.

         3. Master Financing Agreement dated as of September 4, 1997 between Bear Stearns Mortgage Capital Corporation and Cityscape Corp.

         4. Resolution letter from Cityscape Financial Corp. and Cityscape Corp. to the Board of Directors of City Mortgage Corporation Limited dated January 15, 1998.

                                                                SCHEDULE 3.03(7)

          ADDITIONAL REPRESENTATIONS AND WARRANTIES RE: MORTGAGE LOANS

                   Part I. Eligible Residential Mortgage Loans

                  As to each Mortgage Loan included in the Borrowing Base on the date of a Loan (and the related Mortgage, Mortgage Note, assignment of mortgage and mortgaged property), the Borrower shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Market Value is determined. With respect to any representations and warranties made to the best of the Borrower's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Borrower, then, notwithstanding that such representation and warranty is made to the best of the Borrower's knowledge, such Mortgage Loan may, at the option of the Agent, be excluded from the Borrowing Base or be assigned a Collateral Market Value lower than that set forth in the Agreement:

(1) Mortgage Loan Schedule. The information set forth on the Mortgage Loan Schedule with respect to such Eligible Residential Mortgage Loan is true and correct as of the date of each Loan in all material respects;

(2) Payments Current. As of the Date of each Loan, no payment required under the Mortgage Loan is delinquent;

(3) No Delinquent Taxes. To the best of the Borrower's knowledge there was no delinquent tax or assessment lien against any related mortgaged property;

(4) No Defenses. To the best of the Borrower's knowledge, there is no valid offset, defense or counterclaim to any related Mortgage Note or Mortgage, including the obligation of the mortgagor to pay the unpaid principal of or interest on such Mortgage Note;

(5) No Mechanics' Liens. To the best of the Borrower's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any related mortgaged property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (8) below;

(6) Mortgaged Property Undamaged. To the best of the Borrower's knowledge, each related mortgaged property is free of material damage and is in good repair;

(7) No Modifications. Neither the Borrower nor any prior holder of any related Mortgage has modified such Mortgage in any material respect (except that such a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary, to protect the interests of the Agent and which has been delivered to the Custodian); satisfied, canceled or subordinated such Mortgage in whole or in part; released the related mortgaged property in whole or in part from the lien of such Mortgage except for the subordination of a Mortgage securing a Mortgage Loan, with respect to which the related superior lien was released in connection with the refinancing of the mortgage loan relating to such superior lien; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto except as has been disclosed to Agent prior to the date of the Loan, in which case a copy of such modification agreement will have been delivered to the Borrower and the Custodian;

(8) Title Insurance. Except with respect to High-LTV Mortgage Loans, a lender's policy of title insurance together with a condominium endorsement, if applicable, and extended coverage endorsement and, if applicable, an adjustable rate mortgage endorsement in an amount at least equal to the principal balance as of the date of the funding of the related Loan of each such Eligible Residential Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of such Eligible Residential Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the related mortgaged property is located and acceptable to FNMA or FHLMC and in a form acceptable to FNMA or FHLMC, which policy insures the Borrower and successor owners of indebtedness secured by the insured related Mortgage, as to the first or second priority lien of such Mortgage; to the best of the Borrower's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of such Mortgage, including the Borrower, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

(9) Origination. Such Eligible Residential Mortgage Loan was originated by the Borrower or, if not originated by the Borrower, was purchased by the Borrower and substantially in accordance with the Underwriting Guidelines then in effect;

(10) No Encroachments. To the best of the Borrower's knowledge, all of the improvements which were included for the purpose of determining the Collateral Market Value of the related mortgaged property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon such mortgaged property unless the applicable title insurance policy for such mortgaged property affirmatively insures against loss or damage by reason of any encroachment that is disclosed or would have been disclosed by an accurate survey;

(11) Occupancy. To the best of the Borrower's knowledge, no improvement located on or being part of related mortgaged property is in violation of any applicable zoning law or regulation. To the best of the Borrower's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such mortgaged property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and to the best of the Borrower's knowledge, such mortgaged property was lawfully occupied under applicable law at origination and is lawfully occupied under applicable law;

(12) Doing Business. To the best of the Borrower's knowledge, all parties which have had any interest in any related Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related mortgaged property is located, and (2)(A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

(13) Customary Provisions. The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related mortgaged property of the benefits of the security, including, (i) if such Mortgage is designated as a deed of trust, by trustee's sale and
         (ii) otherwise by judicial foreclosure;

(14) Deeds of Trust. With respect to any related Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by, the Agent to the trustee under the deed of trust, except in connection with a trustees sale after default by the related mortgagor;

(15) Form of Documents. The related Mortgage Note and the related Mortgage is in substantially the form attached as Exhibit M hereto with such revisions as are necessary to comply with applicable state law;

(16) Collection Practices. The collection practices used by the Borrower with respect to such Eligible Residential Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage lending and servicing business with respect to mortgage loans similar to such Eligible Residential Mortgage Loan;

(17) No Additional Collateral. The related Mortgage Note is not secured by any collateral, pledged account or other security except for the lien of the related Mortgage and certain personalty relating thereto or a third party guaranty. In addition, certain financing statements may have been filed with respect to the fixtures or furniture contained in the property securing an Multifamily/Mixed Use Mortgage Loan;

(18) No Shared Appreciation; No Contingent Interests. Such Eligible Residential Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

(19) Due on Sale. Such Eligible Residential Mortgage Loan contains a "due-on-sale" clause unless prohibited by applicable law;

(20) No Condemnation. To the best of the Borrower's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related mortgaged property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement except for normal wear and tear;

(21) Type of Mortgaged Property. The related mortgaged property is improved by either (i) a one to four-family residential dwelling, including condominium units, dwelling units in "PUDs" or planned unit developments and manufactured housing, which, to the best of the Borrower's knowledge, does not include cooperatives and does not constitute other than real property or personalty related to the mortgaged property under state law or (ii) a small residential multi-family residence and mixed-use structure;

(22) Servicing. Unless otherwise specified in the related Notice of Borrowing, each Eligible Residential Mortgage Loan is being serviced by the Borrower;

(23) No Future Advances. There is no obligation on the part of the Borrower or any other party under the terms of the related Mortgage or related Mortgage Note to make payments in addition to those made to the related Mortgagor;

(24) Consolidation of Future Advances. Any future advances made prior to the funding date of the related Loan have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of such Eligible Residential Mortgage Loan. The related Mortgage Note does not permit or obligate the Borrower to make future advances to the related Mortgagor at the option of the Mortgagor;

(25) No Assessments. To the best of the Borrower's knowledge, there are no defaults in complying with the terms of the Mortgage that would have a material adverse effect on the value of the related Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents that would have a material adverse effect on the value of the related Mortgage Loan which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid. The Borrower has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the related Mortgagor, directly or indirectly, for the payment of any amount required by the related Mortgage except for (A) payments in the nature of escrow payments, including without limitation, taxes and insurance payments, and (B) interest accruing from the date of the related Mortgage Note or date of disbursement of the related Mortgage proceeds, whichever is later, to the day which precedes by one month the due date of the first installment of principal and interest;

(26) Application of Proceeds. All amounts received with respect to such Eligible Residential Mortgage Loan to which the Agent is entitled have been transferred to the Agent;

(27) Underwriting. Such Eligible Residential Mortgage Loan was underwritten in accordance with the Borrower's underwriting guidelines no less stringent than the Underwriting Guidelines; provided, however, that from time to time the Borrower may propose reasonable changes to such Underwriting Guidelines and, in the case of any material changes to such Underwriting Guidelines, with Agent's written consent thereto, may materially amend such Underwriting Guidelines;

(28) Appraisal. The related Mortgage File as defined in the Custodian Agreement contains an appraisal of the related mortgaged property signed by an appraiser which meets the minimum FNMA or FHLMC requisite qualifications for appraisers, duly appointed by the originator, who had no interest, direct or indirect in the related mortgaged property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Eligible Residential Mortgage Loan; the appraisal is in a form acceptable to FNMA and FHLMC, with such riders as are acceptable to FNMA or FHLMC, as the case may be, and satisfies the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

(29) No Graduated Payments; No Buydowns: No Convertible Mortgage Assets. Unless otherwise specified in the related Notice of Borrowing, such Eligible Residential Mortgage Loan is not a graduated payment mortgage loan or a growing equity mortgage loan, nor is such Eligible Residential Mortgage Loan subject to a temporary buydown or similar arrangement. If the Eligible Residential Mortgage Loan has an adjustable rate, it is not convertible at the option of the related mortgagor to a fixed rate mortgage loan;

(30) Environmental Matters. To the best of Borrower's knowledge at origination either (i) the related mortgaged property was not located within a 1 mile radius of any site with environmental or hazardous waste of which the Borrower had actual knowledge, or (ii) as to any related mortgaged property located within a 1 mile radius of any site as to which the Borrower has actual knowledge of environmental or hazardous waste, the related Eligible Residential Mortgage Loan was reviewed in accordance with the Borrower's established environmental review procedures;

(31) No Fraud. To the best of the Borrower's knowledge, no error, omission, misrepresentation, negligence, fraud or similar action occurred on the part of any person in connection with the origination of any Eligible Residential Mortgage Loan; and

                  Part II. Eligible Home Equity Mortgage Loans

                  As to each Home Equity Mortgage Loans included in the Borrowing Base on the date of a Loan (and the related Mortgage, Mortgage Note, assignment of mortgage and mortgaged property), the Borrower shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Market Value is determined (in addition to the representations and warranties set forth in Part I of this Schedule 3.03). With respect to any representations and warranties made to the best of the Borrower's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Borrower, then, notwithstanding that such representation and warranty is made to the best of the Borrower's knowledge, such Mortgage Loan may, at the option of the Agent, be excluded from the Borrowing Base or be assigned a Collateral Market Value lower than that set forth in the Agreement:

                           Conformance With Underwriting Guidelines. Borrower
                  represents and warrants to the Agent and the Lenders with respect to each Home Equity Mortgage Loan consisting of an interest in a residential property in a pool of Eligible Residential Mortgage Loan that each such Eligible Residential Mortgage Loan shall have been originated in conformity with and meets, as of the date of the related Loan, underwriting guidelines no less stringent than the Underwriting Guidelines; provided, however, that from time to time the Borrower may propose reasonable changes to such Underwriting Guidelines and, in the case of the material changes to the Underwriting Guidelines, with Agent's written consent thereto, may materially amend such Underwriting Guidelines.

             Part III. Eligible Multifamily/Mixed Use Mortgage Loans

                  As to each Multifamily/Mixed Use Mortgage Loan included in the Borrowing Base on the date of a Loan (and the related Mortgage, Mortgage Note, assignment of mortgage and mortgaged property), the Borrower shall be deemed to make the following representations and warranties to the Agent and the Lenders as of such date and as of each date Collateral Market Value is determined (in addition to the representations and warranties set forth in Part I of this
Schedule 3.03). With respect to any representations and warranties made to the best of the Borrower's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Borrower, then, notwithstanding that such representation and warranty is made to the best of the Borrower's knowledge, such Mortgage Loan may, at the option of the Agent, be excluded from the Borrowing Base or be assigned a Collateral Market Value lower than that set forth in the Agreement:

                           Conformance With Underwriting Guidelines. Borrower
                  represents and warrants to the Agent and the Lenders with respect to each Multifamily/Mixed Use Mortgage Loan consisting of a small multi-family residence/mixed-use property in a pool of Eligible Residential Mortgage Loans that each such Multifamily/Mixed Use Mortgage Loan shall have been originated in conformity with and meets underwriting guidelines no less stringent than the Underwriting Guidelines; provided, however, that from time to time, the Borrower may propose reasonable changes to such Underwriting Guidelines and, in the case of material changes to the Underwriting Guidelines, with Agent's written consent thereto, may materially amend such Underwriting Guidelines.

                                  SCHEDULE 6.04

                      LITIGATION AND PENDING INVESTIGATIONS

1. Resource Mortgage Banking, Ltd., Covino and Company, Inc. and Luxmac, LLC v. Cityscape Financial Corp., Cityscape Corp., Robert Grosser and Robert Patent, filed November 17, 1997 in Superior Court for the Judicial District of Stamford/Norwalk at Stamford (Connecticut).

2. Michael Ceasar as trustee for Howard Gunty, Inc., Profit Sharing Plan v. Cityscape Financial Corp., Robert Grosser and Robert C. Patent, filed October 1, 1997 in the United States District Court Eastern District of New York. Civil Action No. CV 97 5668. Amended to add David A. Steene, Gerald Epstein and Cheryl
P. Carl as defendants.

3. Sandra Weiss, on behalf of herself and all others similarly situated, v. Cityscape Financial Corp., Robert Grosser and Robert C. Patent, filed October 14, 1997 in the United States District Court Eastern District of New York. Civil Action No. CV 97 5893.

4. Lucian B. Cox, III v. Cityscape Financial Corp., Robert Grosser and Robert C. Patent, filed October 22, 1997 in the United States District Court Eastern District of New York. Civil Action No. CV 97 6083.

5. George Meeks and Harish R. Babani, on behalf of themselves and all others similarly situated v. Cityscape Financial Corp., Robert Grosser and Robert C. Patent, filed November 3, 1997 in the United States District Court Eastern District of New York. Civil Action No. CV 97 6382.

6. Mojghan Khaghan, N. Benjamin Perlman and Max Bernstein, individually and on behalf of all others similarly situated v. Cityscape Financial Corp., Robert Grosser and Robert C. Patent, dated November 11, 1997, filed in the United States District Court Southern District of New York. Civil Action No. 97 CIV 8377.

7. Dorothy and Ralph Hoare v. Cityscape Financial Corp., Robert Grosser, David
A. Steene, Robert C. Patent, Gerald Epstein and Cheryl P. Carl, filed November 11, 1997 in the United States District Court Eastern District of New York. Civil Action No. CV 97 6705.

8. Paul Chou v. Cityscape Financial Corp. and Robert Grosser, filed November 18, 1997 in the United States District Court Southern District of New York. Civil Action No. 97 CIV 8576

9. Jacob A. Saltzman v. Cityscape Financial Corp., Robert Grosser and Robert C. Patent, filed November 24, 1997 in the United States District Court Southern District of New York. Civil Action No. 97 CIV 8729.

10. Chani Herzog v. Cityscape Financial Corp., Robert Grosser, Robert C. Patent, Cheryl P. Carl, David A. Steene and Gerald Epstein, dated November 24, 1997 filed in the United States District Court Southern District of New York. Civil Action No. CV 97 8795.

11. In October 1996, Cityscape Financial Corp. (the "Company") received a request from the staff of the Securities and Exchange Commission (the "Commission") for additional information concerning the Company's voluntary restatement of its financial statements for the quarter ended June 30, 1996. The request concerned the accounting related to the acquisition of J&J Securities Limited and Greyfriars Group Limited, formerly known as Heritable Finance Limited. The Company voluntarily supplied the information requested. In mid-October 1997, the Commission authorized its staff to conduct a formal investigation which, to date, has continued to focus on the issues surrounding the restatement of the financial statements for the quarter ended June 30, 1996.

12. On October 27, 1997, the Company received requests from Nasdaq Stock Market ("Nasdaq") for information regarding the Company's compliance with Nasdaq's listing requirements and corporate governance rules. Following the submission to Nasdaq of the requested information, the Company was notified on December 5, 1997 that the Company's Common Stock will be de-listed from the Nasdaq National Market. The Company has requested a hearing to review its compliance with the Nasdaq listing requirements and the finding of the Listing Qualifications Staff. This matter has been resolved as described in the news release attached hereto as Exhibit B.

13. Matters with the Office of Fair Trade in the United Kingdom. See Exhibit A.

14. Gerald A. Liloia and Anthony J. Sylvester v. Cityscape Financial Corp., Robert Grosser and Robert C. Patent and Jonah L. Goldstein, dated January 23, 1998, filed in the United States District Court, District of New Jersey, Civ. No. 98-298.

         EXHIBIT A to Schedule 6.04


         Regulatory Matters Raised by the Office of Fair Trade in the United Kingdom

         On December 1, 1997, Cityscape Financial Corp. (Nasdaq: CTYS) (the "Company") received from the Director General of Fair Trading from the United Kingdom's Office of Fair Trading (the "OFT") "Non-Status Lending Guidelines for Lenders and Brokers Revised November 1997" (the "Revised Non-Status Guidelines") that are applicable to mortgage lenders like City Mortgage Corporation Limited, the Company's indirect wholly-owned subsidiary in the United Kingdom, that focus on lending to individuals who are unable or unwilling to obtain mortgage financing from conventional mortgage sources. The Revised Non-Status Guidelines revise the guidelines issued by the OFT in July 1997 (the "July Non-Status Guidelines"). In addition, on December 2, 1997, the Company received a letter from the OFT (the "OFT Letter") expressing the OFT's views on the Company's compliance with the Unfair Terms in Consumer Contracts Regulations 1994 (the "Consumer Contracts Regulations") with respect to loan originated by the Company prior to August 1997.

         Background

         The Company's UK mortgage lending business is subject to regulations promulgated under the United Kingdom Consumer Credit Act 1974 (the "CCA") applicable to loans ("regulated loans") made to individuals or partnerships with principal balances of pound sterling 15,000 or less (loans with principal balances in excess of pound sterling 15,000 are not regulated currently under the CCA). The Director General of the OFT has the responsibility under the CCA for the granting of consumer credit licenses to mortgage lenders and for subsequent monitoring of their activities to ensure continued fitness to hold such licenses. In March 1997, the Company received a letter from the OFT stating that, when determining the fitness of licensees, the OFT will consider whether the licensee or its associates have engaged in business practices which appear to be inappropriate, regardless of their legality. The Company believes the letter was also sent to other lenders, as well as intermediaries and other entities involved directly or indirectly in the non-status lending market. The letter specifically sets forth certain practices deemed by the OFT to fall within such categories, including the appropriateness of standard/concessionary rate structures, as well as the calculation of prepayments using the Rule of 78s method. Following receipt of the letter, the Company commenced a review and evaluation of its practices with respect to each issue raised in the letter and entered into discussions with the OFT regarding its concerns raised in the letter.

         The July Non-Status Guidelines highlighted some of the main practices that the OFT considered to be inappropriate, whether or not lawful. The OFT stated that if lenders and/or brokers continue these practices, the OFT will take regulatory action against them. The majority of these practices were either
(i) not applicable to the Company's UK operations or (ii) practices in which the Company believed itself to be in compliance or easily able to modify its operations in order to comply with the July Non-Status Guidelines. In the July Non-Status Guidelines, however, the OFT announced that (i) dual interest rate structures involving a large differential between the two interest rates are inappropriate and should be discontinued and (ii) the Rule of

78s method of calculating prepayments is inappropriate in the non-status lending market, should be discontinued at the earliest opportunity and should not be applied to existing loan agreements without some form of cap to ensure payments were not excessive. Furthermore, the July Non-Status Guidelines stressed that lenders who wish to recoup administrative costs associated with defaults should do so in accordance with a published scale of charges and with respect to prepayments, charges for early redemption should do no more than cover the lender's unrecovered administrative and other costs incurred to the date of prepayment.

         The Company has eliminated the concessionary/standard rate in its new loan programs and replaced it with a single rate. The average single rate that the Company charges is higher than the average concessionary rate and lower than the average standard rate that the Company had charged previously. Since August 1997, the Company discontinued originating loans that calculate prepayments using the Rule of 78s method. The Company is calculating prepayments using alternative methods in accordance with the July Non-Status Guidelines.

         During the first half of 1997, the Company commenced broadening its UK product offerings with products that calculate prepayments without using the Rule of 78s. The elimination of the concessionary/standard rate structure and Rule of 78s method has had a negative impact on profit margins for the Company's UK loans which could have a material adverse effect in future periods on the Company's results of operations and financial condition, especially if the Company is unsuccessful in its product-broadening efforts.

         The Company has been in discussions with the OFT regarding the effect of the July Non-Status Guidelines on the Company's UK loans that were originated prior to the issuance of such guidelines.

         Revised Non-Status Guidelines and OFT Letter

         In the Revised Non-Status Guidelines, the OFT announced revisions to the July Non-Status Guidelines, some of which affect a significant portion of the Company's loans that were originated prior to the issuance of such guidelines.

         With respect to loans that provide for dual interest rates, it is the OFT's belief that dual interest rate structures (i) may be unenforceable through the courts where the sum payable from the higher rate exceeds a genuine estimate of the lender's loss arising from a breach of the borrower's contractual duty and (ii) in substance provide for payment of compensation upon a breach of an obligation and may be challenged under the Consumer Contracts Regulations as unfair and non-binding on the borrower if such compensation is disproportionately high.

         With respect to unregulated loans that provide for the Rule of 78s method for calculating prepayments (regulations currently promulgated under the CCA specify the use of Rule of 78s for calculating prepayments for regulated loans) it is the OFT's belief that such calculation similarly may result in a borrower paying a disproportionately high sum to redeem a mortgage and may be challenged under the Consumer Contracts Regulations as being unfair and therefore non-binding on the borrower.

         The Consumer Contracts Regulations set forth various terms which are considered unfair in consumer contracts and therefore can be challenged as unenforceable against the consumer. In the Revised Non-Status Guidelines, the OFT has stated that it believes dual interest rate structures and Rule of 78s calculations are two such unfair terms. The Company believes that the standard/concessionary rate and Rule of 78 provisions in its existing loans are fair and enforceable; however, no assurance can be given in this regard due to the fact that courts in the UK have not yet decided the issue. Furthermore, even if UK courts were to find these provisions enforceable, there can be no assurance that the Company would be able to continue to enforce these provisions of its loan contracts due to the OFT's view of such provisions and the OFT's ability to revoke the Company's consumer credit license in the UK if it believes the Company's practices are unfair despite their legality. Moreover, in the OFT Letter, the OFT has requested assurances from the Company, on or before December 16, 1997, that it will discontinue with respect to its existing loans the use of certain contract terms, including the Rule of 78s for unregulated loans and the standard/concessionary rate structure, and the OFT has stated that, in the absence of receipt of suitable assurances, it will seek an injunction intended to restrain the Company from using such terms.

         Although the Company is still in the process of evaluating the Revised Non-Status Guidelines and the OFT Letter and cannot at this time quantify their impact, the Company (i) does not believe that the $15 million valuation allowance that was taken in the second quarter of 1997 to increase reserves related to recorded mortgage servicing receivables will be sufficient to offset any negative impact that the Revised Non-Status Guidelines and the OFT Letter may have on the carry value of the Company's recorded mortgage servicing receivables and (ii) anticipates that, as a result of such guidelines and letter, the value of the Company's mortgage servicing receivables in the UK will be materially impaired which will have a material adverse effect on the Company's operating results for the fourth quarter of 1997 and on the Company's financial condition.

                                  SCHEDULE 6.05

                      MATERIAL LIABILITIES OF THE BORROWER

A.  Contingent Liabilities

         1.  Litigation:  see Schedule 6.04

B.  Fixed Liabilities

         1.  Loans:  see Schedule 8.02

                                  SCHEDULE 6.09
                         SUBSIDIARIES OF CITYSCAPE CORP.


         1.       Cityscape Funding Corporation, a Delaware corporation.

         2.       Cityscape Funding Corporation II, a Delaware corporation.

         3.       Cityscape Funding Corporation III, a Delaware corporation.

         4.       Cityscape Funding Corporation IV, a Delaware corporation.

         5.       Cityscape Funding Corporation V, a Delaware corporation.

         6. City Mortgage Corporation Limited, a United Kingdom corporation.

                  The following are subsidiaries of City Mortgage Corporation
                  Limited:

                  a. City Mortgage Servicing Limited, a United Kingdom corporation.

                  b. City Mortgage Financial Services Limited, a United Kingdom corporation.

                  c.       J&J Securities Limited, a United Kingdom corporation.

                  d.       City Mortgage Collateral Reserve No.1 Limited.

                  e. Greyfriars Group Limited, a United Kingdom corporation.

                           I.       Greyfriars Financial Services Limited

                                    i.      Assured Funding Corporation Limited

                                    ii.     Cityscape (UK) Limited

                                    iii.    Midland & General Direct Limited

                                    iv.     Home and Family Finance Limited

                                    v.      Home Mortgage Corporation Limited

                                    vi.     Homestead Finance Limited

                                    vii.    Homeowners Capital Plan Limited

                                    viii.   Mortgage Management Limited

                                    ix.     Secured Funding Limited

                                  SCHEDULE 6.20
                               MATERIAL CONTRACTS




1 Lease Agreement, dated as of September 30, 1993, between Cityscape Corp. ("CSC") and Taxter Park Associates, as amended.

2 Sublease Agreement between KLM Royal Dutch Airlines and CSC, dated as of December 5, 1994.

3 Employment Agreement, dated as of January 1, 1995, between CSC and Robert Grosser.

4 Employment Agreement, dated as of January 1, 1995, between CSC and Robert C. Patent.

5 Employment Agreement, dated as of November 1, 1992, between CSC and Robert M. Stata, as amended.

6        Employment Agreement, dated as of July 1, 1995, between CSC and Cheryl
         P. Carl, as amended.

7        Employment Agreement, dated as of July 1, 1995, between CSC and Eric S.
         Goldstein, as amended.

8 Employment Agreement, dated as of July 1, 1995, between CSC and Steven Weiss, as amended.

9        Employment Agreement, dated as of July 1, 1995, between CSC and Jonah
         L. Goldstein.

10       The Company's 1995 Employee Stock Purchase Plan.

11       The Company's 1995 Stock Option Plan.

12       The Company's 1995 Non-Employee Directors Stock Option Plan.

13 Indenture, dated as of May 7, 1996, governing the issuance of up to $143,750,000 of 6% Convertible Subordinated Debentures due 2006 between Cityscape Financial Corp. and The Chase Manhattan Bank, N.A.

14 Purchase and Sale Agreement, dated June 20, 1996 and effective as of February 2, 1996, between CSC and Greenwich Capital Financial Products, Inc., as amended.

15 Lease Agreement, dated as of July 7, 1996, between CSC and Robert Martin Company.

16       Employment Agreement, dated as of January 1, 1996, between CSC and Tim
         S. Ledwick.

17 Employment Agreement, dated as of February 1, 1996, between CSC and Robert J. Blackwell.

18 Registration Rights Agreement, dated as of November 22, 1996, among the Company, Mutual Shares Fund, Mutual Qualified Fund, Mutual Beacon Fund, Mutual Discovery Fund, Mutual European Fund, The Orion Fund Limited, Mutual Shares Securities Fund and Mutual Discovery Securities Fund.

19 Master Loan and Security Agreement between CSC and Greenwich Capital Financial Products, Inc.

20 Lease, dated as of October 1, 1996, between CSC and Reckson Operating Partnership, L.P.

21       1997 Stock Option Plan, as amended.

22       Employment Agreement, dated February 19, 1997, between CSC and Steven
         M. Miller.

23       Employment Agreement, dated February 19, 1997, between CSC and Peter S.
         Kucma.

24 Indenture, dated as of May 14, 1997, governing the issuance of up to $300,000,000 of 12-3/4% Senior Notes due 2004, between Cityscape Financial Corp., CSC, as guarantor, and The Chase Manhattan Bank.

25 Master Financing Agreement, dated as of September 4, 1997, among CSC and Bear Stearns Mortgage Capital Corporation.

26 Custody Agreement, dated as of September 4, 1997, among CSC as the Borrower, Bear Stearns Mortgage Capital Corporation as the Lender and CoreStates Bank, N.A. as the Custodian.

27 Custody Agreement, dated as of September 4, 1997, among CSC as the Borrower, Bear Stearns Mortgage Capital Corporation as the Lender and First Trust National Association as the Custodian.

                                  SCHEDULE 8.02
                                DEBT OF BORROWER



1. Master Loan and Security Agreement, dated as of January 1, 1997, as amended from time to time, between Cityscape Corp. and Greenwich Capital Financial Products, Inc..

2. Custodial Agreement, dated as of January 1, 1997, as amended from time to time, by and among Cityscape Corp., First Trust National Association and Greenwich Capital Financial Products Inc.

3. Master Financing Agreement, dated as of September 4, 1997, as amended from time to time, between Bear Stearns Mortgage Capital Corporation and Cityscape Corp.

4. Indenture, dated May 7, 1996, governing the issuance of up to $143,750,000 of 6% Convertible Subordinated Debentures due 2006 between Cityscape Financial Corp. and The Chase Manhattan Bank.

5. Indenture, dated May 14, 1997, governing the issuance of up to $300,000,000 of 12-3/4% Convertible Subordinated Debentures due 2004 by and among Cityscape Financial Corp., Cityscape Corp., as guarantor and The Chase Manhattan Bank.

Capital Leases

6. AT&T Credit Corp., dated August 24, 1996, as amended from time to time, for telephone, fax and modem equipment

7. Banker's Leasing Association Inc., dated November 19, 1996, as amended from time to time, for software

8. The CIT Group (CIT/IF)(formerly Cener Capital Corp.), dated December 9, 1993, as amended from time to time, for Compaq hardware, Novell software, and steelcase fixtures.

9. NationsBanc Leasing Corp., dated July 31, 1995, as amended from time to time, for furniture and steelcase fixtures.

10. Bank Leumi Leasing Corp., dated October 1, 1997, as amended from time to time, for computer hardware, furniture and equipment.

11. Amplicon Financial, dated August 18, 1997, as amended from time to time, for computer hardware, taxes on Heller leases.

12. Heller Financial, Inc., dated August 18, 1997, as amended from time to time, for computer hardware, furniture, and equipment.

13. Lyon Credit Corporation, dated August 18, 1997, as amended from time to time, for computer hardware.

                                  SCHEDULE 8.10
                                   GUARANTIES

1. The Borrower has guaranteed the obligations of Cityscape Financial Corp. with respect to up to $300,000,000 in aggregate principal amount of Cityscape Financial Corp.'s 12 3/4% Senior Notes due 2004 under the Indenture, dated as of May 14, 1997, among Cityscape Financial Corp., The Chase Manhattan Bank, as Trustee, and the Borrower, as Subsidiary Guarantor.

                                    EXHIBIT D

                           FORM OF CUSTODIAN AGREEMENT

         CUSTODIAN AGREEMENT (this "Custodian Agreement") dated as of February 3, 1998, made by and among CITYSCAPE CORP., a New York corporation (the "Borrower"), CORESTATES BANK, N.A., a Pennsylvania banking corporation (the "Custodian"), and THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation, as agent for the Lenders parties to the Credit Agreement referred to below (in such capacity, the "Agent").

                                    RECITALS

         The Borrower, Cityscape Financial Corp., a Delaware corporation, the Agent and certain financial institutions (individually, a "Lender" and collectively, the "Lenders") are parties to the Revolving Credit and Security Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed, subject to the terms and conditions of the Credit Agreement, to make loans to the Borrower to finance (i) the origination or purchase of Mortgage Loans (as defined therein) by the Borrower, (ii) the repayment of certain existing indebtedness of the Borrower to CoreStates Bank, N.A., and (iii) general corporate purposes.

         It is a condition precedent to the effectiveness of the Credit Agreement that the parties hereto execute and deliver this Custodian Agreement to provide for the appointment of the Custodian as custodian hereunder. Accordingly, the parties hereto agree as follows:

         Section 1. Definitions.

         Unless otherwise defined herein, terms defined in the Credit Agreement shall have their respective assigned meanings when used herein, and the following terms shall have the following meanings:

         "Authorized Representative" shall have the meaning specified in Section 17 hereof.

         "Custodian Identification Certificate" shall mean the certificate executed by the Borrower in connection with the pledge of Mortgage Loans to the Agent to be held by the Custodian pursuant to this Custodian Agreement, the form of which is attached as Annex 3 hereto.

         "Exception" shall mean, with respect to any Mortgage Loan, any of the following: (i) any variances between any Mortgage Loan Schedule (including, without limitation, the list required by item (l) of Annex 1 hereto) and the related Mortgage File delivered by the Borrower to the Custodian (giving effect to the Borrower's right to deliver certified copies in lieu of original documents in certain circumstances), as determined pursuant to the Review Procedures set forth on Annex 4, (ii) a Mortgage Loan which has been pledged to the Agent under the Credit Agreement for a period of in excess of 30 calendar days, (iii) a Mortgage Loan that has been released to the Borrower pursuant to Section 5(a) hereof for a period of in excess of 14 Business Days, and (iv) a Mortgage Loan that has been released under any Transmittal Letter in the form of Annex 10 hereto in excess of the time period stated in such Transmittal Letter for release.

         "Mortgage File" shall mean, as to each Mortgage Loan, those documents listed in Section 2 of this Custodian Agreement that are delivered to the Custodian or which at any time come into the possession of the Custodian.

         "Mortgage Loan Schedule" shall mean a list, prepared by the Borrower, of (a) Mortgage Loans to be pledged pursuant to the Credit Agreement, setting forth, as to each Mortgage Loan to be so pledged, the applicable information specified on Annex 1 to this Custodian Agreement and (b) Mortgage Loans previously pledged to the Agent and held by the Custodian hereunder.

         "Mortgage Loan Schedule and Exception Report" means a list of Mortgage Loans delivered by the Custodian to the Agent on each Business Day, reflecting the Mortgage Loans held by the Custodian for the benefit of the Agent, which includes a notation as to any Exceptions with respect to each Mortgage Loan listed thereon, with any updates thereto from the time last delivered.

         "Officer's Certificate" shall mean a certificate signed by a Designated Borrowing Officer and delivered as required by this Custodian Agreement.

         "Opinion of Counsel" shall mean a written opinion letter of counsel in form and substance reasonably acceptable to the party receiving such opinion letter.

         "Proceeds" shall mean whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged, refinanced or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

         "Review Procedures" shall have the meaning specified in Section 3(c) hereof.

         "Trust Receipt" shall mean a Trust Receipt in the form annexed hereto as Annex 2 delivered to the Agent by the Custodian covering all of the Mortgage Loans subject to this Agreement from time to time, as reflected on the Mortgage Loan Schedule and Exception Report attached thereto in accordance with Section 3(e).

         "Warehouse Account" shall mean a demand deposit account established by the Borrower with the Custodian into which proceeds of a Loan may be deposited and from which Mortgage Loan proceeds may be disbursed, in accordance with instructions from the Borrower to the Custodian, directly to the Closing Agent in connection with the settlement of Mortgage Loans.

         "Wet Loan List" shall have the meaning specified in Section 2.1(III) hereof.

         "Wet Loans" shall mean Loans the proceeds of which are used to originate Wet Mortgage Loans which are pledged to the Custodian pursuant to
Section 2.1 (III) hereof.

         Section 2. Delivery of Mortgage File; Disbursing Loans.

         Section 2.1 Delivery of Mortgage Files. No later than 3:00 p.m., New York City time, one (1) Business Day prior to the date on which the Borrower is required to pledge a Mortgage Loan to the Agent pursuant to the terms of the Credit Agreement, the Borrower shall release to the Custodian the following original documents pertaining to each Mortgage Loan to be pledged to the Agent on such date, each of which Mortgage Loans shall be identified in a Mortgage Loan Schedule attached to a Custodian Identification Certificate delivered in accordance with Section 3 hereof, with a copy of such Mortgage Loan Schedule delivered to the Agent (or, if another time is specified below for such release or delivery, at such other time):

   (I)   With respect to each Mortgage Loan:

         (a) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

         (b) The original of the guarantee executed in connection with the Mortgage Note (if any).

         (c) The original Mortgage with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Borrower certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the related mortgaged property is located.

         (d) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Borrower certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the mortgaged property is located.

         (e) The original assignment of mortgage in blank for each Mortgage Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

         (f) The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Borrower certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the related mortgaged property is located.

         (g) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same.

         (h) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.

         (i) The original power of attorney or other authorizing instrument (if any) with evidence of recording thereon, if the Mortgage Note or Mortgage or any other material document relating to the Mortgage Loan has been signed by a person on behalf of the related mortgagor.

         (j) Such other documents as the Agent may reasonably require (based on Borrower's Underwriting Guidelines) after notice to the Borrower and the Custodian, which the Custodian shall have consented to review.

   (II)  With respect to each Multifamily/Mixed Use Mortgage Loan:

         (a)      The documents listed in subsection 2(I) above.

         (b) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Borrower certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the related mortgage property is located.

         (c) The original assignment of assignment of leases and rents, if any, from the Borrower in blank, in form and substance acceptable for recording.

         (d) A copy of the UCC-1 Financing Statements, certified as true and correct by a Designated Borrowing Officer of the Borrower, and all necessary UCC-3 Continuation Statements with evidence of filing thereon or copies thereof certified by a Designated Borrowing Officer of the Borrower to have been sent for filing, and UCC-3 Assignments executed by a Designated Borrowing Officer of the Borrower in blank, which UCC-3 Assignments shall be in form and substance acceptable for filing.

         (e)      An environmental indemnity agreement (if any).

         (f)      An omnibus assignment in blank (if any).

         (g) A disbursement letter from the mortgagor to the original mortgagee (if any).

         (h)      Mortgagor's certificate or title affidavit (if any).

         (i)      A survey of the related mortgage property (if any).

         (j)      A copy of the mortgagor's Opinion of Counsel (if any).

   (III) With Respect to Wet Mortgage Loans:

         Subject to the terms of the Credit Agreement, Borrower may pledge a Mortgage Loan for which all of the related documents in the Mortgage File have not been deposited with the Custodian on or prior to the date of the related Wet Loan. In connection with any pledge of a Wet Mortgage Loan, Borrower shall, not later than 3:00 p.m., New York City time, one (1) Business Day prior to the date of a Loan, deliver to the Custodian a Custodian Identification Certificate duly authorized, executed and completed, accompanied with copies of the Collateral Documents proposed to be used in connection with the funding of such Wet Mortgage Loan, and, not later than the fifth (5th) Business Day following the date of a Wet Loan (as such period may be extended pursuant to the Credit Agreement), shall deposit, or cause to be deposited, with the Custodian all documents required to be delivered pursuant to Section 2 for each such Wet Mortgage Loan with a copy of the Custodian Identification Certificate previously delivered, which information shall also be delivered on computer-readable form. The Custodian shall (i) deliver to the Agent, not later than 11:00 a.m., New York City time, on the date of the related Wet Loan, a detailed list of all Wet Mortgage Loans in the Custodian's standard form (each, a "Wet Loan List"); and (ii) notify the Agent, on the sixth (6th) Business Day following the date of the related Wet Loan, if any documents required to be delivered to the Custodian by this Section 2 have not been received with respect to such Wet Mortgage Loan, by duly noting such Exceptions on the Mortgage Loan Schedule and Exception Report delivered to the Agent on such Business Day. Borrower hereby represents, warrants and covenants to the Agent and the Custodian that it and any person or entity acting on its behalf that has possession of any of the documents required to be delivered to the Custodian by this
         Section 2 for such Wet Mortgage Loan from the date of the funding of such Wet Mortgage Loan to the date of the deposit of such documents with the Custodian will hold such documents in trust for the Agent. Upon receipt of the completed Mortgage File for each Wet Mortgage Loan, the Custodian shall deliver to the Agent a Trust Receipt with respect such Loan pursuant to Section 3(e) hereof.

   (IV)  With Respect to all Mortgage Files:

         From time to time, the Borrower shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Mortgage Loan approved by the Borrower, in accordance with the terms of the Credit Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as the Agent shall request from time to time.

         With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the Borrower in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Borrower shall deliver to Agent a true copy thereof with an Officer's Certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. The Borrower shall deliver such original documents to the Custodian promptly when they are received.

         Section 2.2. Disbursing Loans. (a) Dry Mortgage Loan Closings. Subject to the terms of the Credit Agreement, (i) on the date of the requested Loan (other than a Wet Loan) the proceeds of which will be used to fund a Mortgage Loan, the Agent shall, subject to the next sentence, wire transfer to the Warehouse Account the amount of the requested Loan amount and instruct the Custodian, in writing via facsimile, to wire transfer such amount to the Closing Agent account designated in the applicable Mortgage Loan Schedule and (ii) on the date of the requested Loan (other than a Wet Loan) the proceeds of which will not be used to fund a Mortgage Loan, the Agent shall, subject to the next sentence, wire transfer such amount to the Operating Account. To the extent that, in the case of a Loan referred to in clause (i) of the immediately preceding sentence, the amount of funds on deposit in the Warehouse Account are insufficient to close and fund the applicable Mortgage Loan, the Custodian shall (and is hereby irrevocably authorized by the Borrower to) transfer from the Operating Account to the Warehouse Account such additional funds as are necessary to fund the related Mortgage Loan(s), and the Custodian will not initiate a wire transfer of funds to the applicable Closing Agent until the Agent has received a confirmation from the Custodian that sufficient additional funds have been deposited in the Warehouse Account. To the extent that the amount of funds on deposit in the Warehouse Account exceeds the amount needed to close and fund the applicable Mortgage Loans, the Custodian shall (and is hereby irrevocably authorized by the Agent to) transfer the excess amount from the Warehouse Account to the Operating Account for use by the Borrower. Upon the Agent's wire transfer of the Loan proceeds into the Warehouse Account, the applicable Loan shall be deemed made.

         (b) Wet Mortgage Loan Closings. Wet Loans shall be funded in the following manner as directed by the Borrower in each Loan request:

                  (1) Wire Transfers: Subject to the terms of the Credit Agreement, on the date of the requested Wet Loan, the Agent shall, subject to the next sentence, wire transfer to the Warehouse Account the requested Wet Loan amount, and the Custodian shall (and is hereby irrevocably authorized by the Agent to) wire transfer such amounts to the Wet Closing Agent account designated in the applicable Mortgage Loan Schedule. To the extent that the amount of funds on deposit in the Warehouse Account are insufficient to close and fund the applicable Wet Mortgage Loan, the Custodian shall (and is hereby irrevocably authorized by the Borrower to) transfer from the Operating Account to the Warehouse Account such additional funds as are necessary to fund the related Wet Mortgage Loan, and the Custodian will not initiate a wire transfer of funds to the applicable Wet Closing Agent until sufficient additional funds have been deposited into the Warehouse Account. Upon the Agent's wire transfer of the Wet Loan proceeds into the Warehouse Account, the applicable Wet Loan shall be deemed made, provided, however, that until the applicable Wet Mortgage Loan is closed and funded, the Agent and the Lenders shall have a Lien on the Wet Loan proceeds as security for all Obligations owed to the Agent and the Lenders.

                  (2) Upon closing each Wet Mortgage Loan, the Wet Closing Agent shall, unless advised by the Custodian to the contrary (which advice may be by telephone), deliver the applicable Collateral Documents to the Borrower for endorsement of the Note and transmittal to the Custodian within five Business Days, as such period may be extended pursuant to the Credit Agreement. While the Collateral Documents are in the Borrower's possession, they shall be held in trust for the benefit of the Agent and the Lenders and the Borrower shall have no authority to transfer same to any other Person other than the Custodian, or, if required by the Agent, at the Agent's direction.

         Section 3.        Custodian Identification Certificate;
                           Mortgage Loan Schedule and Exception Report;
                           Trust Receipt.

         (a) At the time of the delivery of a Mortgage File to the Custodian pursuant to Section 2.1 of this Custodian Agreement, the Borrower shall provide the Custodian with a Custodian Identification Certificate and a related Mortgage Loan Schedule (such information contained on the Mortgage Loan Schedule shall be delivered in hardcopy to the Custodian) with respect to the Mortgage Loans to be pledged to the Agent on the date a Mortgage File is so delivered. On the same day on which a Custodian Identification Certificate and such other documentation is delivered to the Custodian, the Borrower will deliver, via facsimile, no later than 3:00 p.m. (New York City time), to the Agent the Mortgage Loan Schedule described in the preceding sentence.

         (b) On each Business Day, the Custodian shall deliver to the Borrower and the Agent, via facsimile, a Mortgage Loan Schedule and Exception Report, no later than 11:00 a.m. (New York City time), for all Mortgage Loans pledged to the Agent and held by the Custodian hereunder which shall reflect the Exceptions identified by the Custodian, current as of date and time of delivery of such Mortgage Loan Schedule and Exception Report.

         (c) Each Mortgage Loan Schedule and Exception Report shall list all Exceptions using such codes as shall be in form and substance agreed to by the Custodian and the Agent. Each Mortgage Loan Schedule and Exception Report shall be superseded by a subsequently issued Mortgage Loan Schedule and Exception Report. The delivery of each Mortgage Loan Schedule and Exception Report to the Agent shall be the Custodian's representation that, other than the Exceptions listed as part of the Exception Report: (i) all documents identified in each Mortgage Loan Schedule delivered by the Borrower to the Custodian in respect of such Mortgage Loan have been delivered and are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan, (ii) all such documents have been reviewed by the Custodian in accordance with the review procedures attached hereto as Annex 4 (the "Review Procedures"), and the Custodian has noted in the Exception Report any variances between each Mortgage Loan Schedule and the related Mortgage File, (iii) the amount of the Mortgage
Note is the same as the amount specified on the related Mortgage, and (iv) each Mortgage Loan identified on such Mortgage Loan Schedule and Exception Report is being held by the Custodian as the bailee for the Agent and the Lenders pursuant to this Agreement.

         (d) In connection with a Mortgage Loan Schedule and Exception Report delivered hereunder by the Custodian, the Custodian shall make no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Mortgage File or (B) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Subject to the following sentence, the Borrower and the Agent hereby give the Custodian notice that from and after any date on which the Borrower is required to pledge a Mortgage Loan to the Agent pursuant to the terms of the Credit Agreement, the Agent shall have a security interest in each Mortgage Loan identified on a Mortgage Loan Schedule and Exception Report until such time that the Custodian receives written notice from the Agent that the Agent no longer has a security interest in such Mortgage Loan. Each Mortgage Loan Schedule and Exception Report delivered to the Agent by the Custodian, via facsimile, shall be deemed superseded and canceled upon the delivery of a subsequent Mortgage Loan Schedule and Exception Report.

         (e) In addition to the foregoing, with respect to Mortgage Loans pledged to the Agent on any date and delivered to the Custodian pursuant to
Section 2.1 hereof, the Custodian shall deliver, no later than 11:00 a.m. (New York City time), to the Agent a Trust Receipt with a Mortgage Loan Schedule and Exception Report attached thereto. Each Mortgage

Loan Schedule and Exception Report delivered by the Custodian to the Agent shall supersede and cancel the Mortgage Loan Schedule and Exception Report previously delivered by the Custodian to the Agent hereunder, and shall replace the then existing Mortgage Loan Schedule and Exception Report attached to the Trust Receipt. Notwithstanding anything to the contrary set forth herein, in the event that the Mortgage Loan Schedule and Exception Report attached to a Trust Receipt is different from the most recently delivered Mortgage Loan Schedule and Exception Report then the most recently delivered Mortgage Loan Schedule and Exception Report shall control and be binding upon the parties hereto.

         Section 4. Obligations of the Custodian.

         (a) The Custodian shall maintain continuous custody of all items constituting the Mortgage Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the Agent therein. Each Mortgage Note (and related assignment of mortgage) shall be maintained in fireproof facilities.

         (b) With respect to the documents constituting each Mortgage File, the Custodian shall (i) act exclusively as the bailee of, and custodian for, the Agent and the Lenders, (ii) hold all documents constituting such Mortgage File received by it for the exclusive use and benefit of the Agent and the Lenders, and (iii) make disposition thereof only in accordance with the terms of this Custodian Agreement or with written instructions furnished by the Agent; provided, however, that in the event of a conflict between the terms of this Custodian Agreement and the written instructions of the Agent, the Agent's written instructions shall control.

         (c) In the event that (i) the Agent, the Borrower or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Mortgage File or any document included within a Mortgage File or (ii) a third party shall institute any court proceeding by which any Mortgage File or a document included within a Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Custodian Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodian Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall either (i), to the extent authorized by court order, continue to hold and maintain all the Mortgage Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof or
(ii) file an interpleader or similar action requesting a court of competent jurisdiction to direct the disposition of such Mortgage Files. Upon final determination of such court, the Custodian shall dispose of such Mortgage File or any document included within such Mortgage File as directed by the Agent which shall give a direction consistent with such determination. Reasonable expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower, but if the Borrower shall fail to reimburse the Custodian for such expenses within 15 Business Days after a written request thereof to the Borrower, with a copy of such written request to be delivered by the Custodian to the Agent, such expenses shall be borne by the Agent.

         (d) The Agent hereby acknowledges that the Custodian shall not be responsible for the validity and perfection of the Agent's security interest in the Collateral hereunder, other than the Custodian's obligation to take possession of Collateral as set forth in Section 2 hereof.

         Section 5. Release of Collateral.

         (a) The Agent, in its sole and absolute discretion, may authorize the Custodian, upon receipt of written request of the Borrower, to release documentation relating to Mortgage Loans in the possession of the Custodian to the Borrower, or its designee, for the purpose of correcting documentary deficiencies relating thereto against a Request for Release and Receipt executed by the Borrower and the Agent (in its discretion) in the form of Annex 5-A hereto. The Borrower or its designee shall return to the Custodian each document previously released from the Custodian's Mortgage File within 14 Business Days after receipt thereof or within such other period as the Agent may require pursuant to the terms of the Credit Agreement. The Borrower hereby further represents and warrants to the Agent that any such request by the Borrower for release of Collateral shall be solely for the purposes of correcting clerical or other non-substantive documentation problems in preparation for returning such Collateral to the Custodian for ultimate sale or exchange and that the Borrower has requested such release in compliance with all terms and conditions of such release set forth in the Credit Agreement. The Agent hereby acknowledges that the Custodian's obligations with respect to any documents so released to the Borrower or its designee pursuant to this Section 5(a) shall be limited to recording the Custodian's receipt thereof upon the return of such documents to the Custodian by the Borrower or its designee.

         (b) (i) Pursuant to the terms of the Credit Agreement, the Agent may authorize the Custodian, upon receipt of a written request of the Borrower at least two (2) Business Days prior to the date of the anticipated sale, to release Mortgage Files in the possession of the Custodian to an Investor for the purpose of resale thereof against a Request for Release executed by the Borrower and the Agent (in its discretion) in the form of Annex 5-B hereto. On such Request for Release, the Borrower shall indicate the Mortgage Loans to be sold, such information to be provided by facsimile, the amount of sale proceeds anticipated to be received, the date of such anticipated sale, the name and address of the Investor.

             (ii) Any transmittal of documentation for Mortgage Loans in the possession of the Custodian in connection with the sale thereof to an Investor will be under cover of a transmittal letter substantially in the form attached hereto as Annex 10 duly completed by the Custodian and executed by the Custodian. It is acknowledged and agreed by the parties hereto that the Custodian shall have no obligation to obtain written acknowledgment of receipt from the addressee of any transmittal or other letter sent by the Custodian hereunder. Promptly upon receipt by the Agent or the Custodian on behalf of the Agent of the full purchase price of the Mortgage Loans, the Agent shall notify the Custodian thereof and the Custodian shall promptly deliver the related Mortgage Files as directed by the Agent. Upon such sale, the Custodian shall issue a superseding Trust Receipt, attached to which shall be a revised Mortgage Loan Schedule and Exception Report omitting the Mortgage Loans sold, provided that the

Custodian shall be required to deliver not more than one Mortgage Loan Schedule and Exception Report on each Business Day to the Borrower and the Agent.

         (c) Following notification by the Agent (which may be by facsimile) to the Custodian, and the Custodian's acknowledgment of receipt of such notice which the Custodian agrees to provide to the Agent promptly after receipt of such notification by the Agent, that the Borrower is not entitled to obtain the release of Collateral pursuant to the terms of the Credit Agreement, the Custodian shall not release, or incur any liability to the Borrower or any other Person for refusing to release, any item of Collateral to the Borrower or any other Person without the express prior written consent and at the direction of the Agent.

         (d) The Custodian shall deliver documents in the Mortgage Files to the Borrower in accordance with Section 14 of this Custodian Agreement.

         Section 6. Removal or Resignation of Custodian.

         (a) The Agent, with, in the absence of a continuing Event of Default, the consent of the Borrower, upon at least 30 days' prior written notice to the Custodian and the Agent, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Custodian Agreement. Promptly after the giving of notice of removal of the Custodian, the Agent shall appoint, by written instrument, a successor custodian, subject, in the absence of a continuing Event of Default, to written approval by the Borrower (which approval shall not be unreasonably withheld or delayed). One original counterpart of such instrument of appointment shall be delivered to each of the Agent, the Borrower, the Custodian and the successor custodian.

         (b) In the event of any removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing, all the Mortgage Files being administered under this Custodian Agreement and, if the endorsements on the Mortgage Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the Mortgage Notes to the successor Custodian or as otherwise directed by the Agent. Any cost of shipment arising out of the removal of the Custodian shall be at the expense of the Agent. The Borrower shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the Mortgage Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph.

         Section 7. Examination of Mortgage Files.

         Upon reasonable prior notice to the Custodian and at the Borrower's expense, the Agent, the Borrower and each of their respective agents, accountants, attorneys and auditors will be permitted during normal business hours to examine the Mortgage Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

         Section 8. Insurance of Custodian.

         At its own expense, the Custodian shall maintain at all times during the existence of this Custodian Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Collateral. Upon request, the Agent shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect.

         Section 9. Representations and Warranties.

         The Custodian represents and warrants to the Agent that:

         (i) the Custodian has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Custodian Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Custodian Agreement;

         (ii) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Custodian Agreement;

         (iii) this Custodian Agreement has been duly executed and delivered on behalf of the Custodian and constitutes a legal, valid and binding obligation of the Custodian enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); and

         (iv) the Custodian is not an Affiliate of the Borrower.

         Section 10. [RESERVED]

         Section 11. No Adverse Interest of Custodian.

         By execution of this Custodian Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Custodian Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof. The Mortgage Loans shall not be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Mortgage Loans.

         Section 12. Indemnification of Custodian.

         The Borrower and the Agent, jointly and severally, agree to indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodian Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Custodian) were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder or the gross negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodian Agreement.

         In the event that the Custodian fails to produce a Mortgage Note, Assignment of Mortgage or any other document related to a Mortgage Loan that was in its possession pursuant to Section 2 within two (2) Business Days after required or requested by the Borrower or Agent (a "Custodian Delivery Failure"), and provided that (i) the Custodian previously delivered to the Agent a Mortgage Loan Schedule and Exception Report which did not list such document as an Exception on the related Funding Date; (ii) such document is not outstanding pursuant to a Request for Release and Receipt in the forms annexed hereto as Annex 5-A and Annex 5-B; and (iii) such document was held by the Custodian on behalf of the Borrower or Agent, as applicable, then the Custodian shall (a) with respect to any missing Mortgage Note, promptly deliver to the Agent or Borrower upon request, a Lost Note Affidavit in the form of Annex 9 hereto and
(b) with respect to any missing document related to such Mortgage Loan, including but not limited to a missing Mortgage Note, (1) indemnify the Borrower and Agent in accordance with the succeeding paragraph of this Section 13 and,
(2) at the Agent's option, at any time the long term obligations of the Custodian are rated below the second highest rating category of Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc., obtain and maintain an insurance bond in the name of the Agent, and its successors in interest and assigns, insuring against any losses associated with the loss of such document, in an amount equal to the then outstanding principal balance of the related Mortgage Loan or such lesser amount requested by the Agent in the Agent's sole discretion.

         The Custodian agrees to indemnify and hold the Agent and Borrower, and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodian Delivery Failure or the Custodian's gross negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive any termination or assignment of this Custodian Agreement.

         Section 13. Reliance of Custodian.

         The Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodian Agreement; but in the case of any Collateral Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodian Agreement.

         Section 14. Term of Custodian Agreement.

         This Custodian Agreement shall terminate on the 90th day following the execution hereof. Upon termination, the Custodian shall transfer to a successor custodian all the Mortgage Files being administered under this Custodian Agreement in accordance with the transfer procedures described in Section 6(b). The cost of the shipment of the Mortgage Files arising out of the termination of this Custodian Agreement shall be paid pursuant to Section 24 hereof.

         Section 15. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. The Custodian's office is located at the address set forth on its signature page hereto, and the Custodian shall notify the Agent and the Borrower if such address should change.

         Section 16. Governing Law.

         This Custodian Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to the conflict of laws doctrine applied in such state.

         Section 17. Authorized Representatives.

         Each individual designated as an authorized representative of the Agent or its successors or assigns, the Borrower and the Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodian Agreement on behalf of the Agent, the Borrower and the Custodian, as the case may be, and the specimen signature for each such Authorized Representative, initially authorized hereunder, is set forth on Annexes 6, 7 and 8 hereof, respectively. From time to time, the Agent, the Borrower and the Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 17, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

         Section 18. Amendment.

         This Custodian Agreement may be amended from time to time by written agreement signed by the Borrower, the Agent and the Custodian.

         Section 19. Cumulative Rights.

         Unless expressly waived elsewhere herein, the rights, powers and remedies of the Custodian and the Agent under this Custodian Agreement shall be in addition to all rights, powers and remedies given to the Custodian and the Agent by virtue of any statute or rule of law, the Credit Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Agent's security interest in the Collateral.

         Section 20. Binding Upon Successors.

         All rights of the Custodian and the Agent under this Custodian Agreement shall inure to the benefit of the Custodian and the Agent and their successors and permitted assigns, and all obligations of the Borrower shall bind its successors and assigns.

         Section 21. Entire Agreement; Severability.

         This Custodian Agreement and the other Loan Documents contain the entire agreement with respect to the Collateral among the Custodian, the Agent and the Borrower. If any of the provisions of this Custodian Agreement shall be held invalid or unenforceable, this Custodian Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         Section 22. Execution In Counterparts.

         This Custodian Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 23. Tax Reports.

         The Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Custodian Agreement, other than in respect of the Custodian's compensation or for reimbursement of expenses.

         Section 24. Fees and Expenses of Custodian.

         The Custodian shall charge such fees for its services under this Custodian Agreement as are set forth in a separate agreement between the Custodian and the Borrower, the payment of which fees, together with the Custodian's reasonable expenses in connection herewith, shall be the obligation of the Borrower, provided that if the Borrower shall fail to pay any such fees or expenses to the Custodian within 15 Business Days after a written request therefor to the Borrower, with a copy of such written request to be delivered by the Custodian to the Agent, such fees and expenses shall be paid by the Agent.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Custodian Agreement was duly executed by the parties hereto as of the day and year first above written.

                                        CITYSCAPE CORP.

                                        By __________________________
                                           Name:
                                           Title:

                                        Address for Notices:

                                        565 Taxter Road
                                        Elmsford, New York 10523
                                        _____________________________
                                        Attention: __________________
                                        Telecopier No.: (914) 592-7060
                                        Telephone No.: (914) 592-6677

                                        CORESTATES BANK, N.A.

                                        By __________________________
                                           Name:
                                           Title:

                                        Address for Notices:

                                        _____________________________
                                        _____________________________
                                        _____________________________
                                        Attention: _________________
                                        Telecopier No.: ____________
                                        Telephone No.: ____________

                                   THE CIT GROUP/EQUIPMENT FINANCING,
                                   INC., AS AGENT

                                   By __________________________
                                      Name:
                                      Title:

                                   Address for Notices:

                                   650 CIT Drive
                                   Livingston, New Jersey 07039

                                   Attention: John Fall, Esq.
                                              Senior Vice President &
                                              General Counsel
                                   Telecopier No.: (973) 740-5323
                                   Telephone No.: (973) 740-5494

                                   With a copy to:

                                   The CIT Group/Business Credit, Inc.
                                   1211 Avenue of the Americas
                                   New York, New York 10036

                                   Attention: Robert Smith
                                              Senior Vice President
                                   Telecopier No.: (212) 536-1295
                                   Telephone No.: (212) 536-1269

                                                                         Annex 1
                                                          to Custodian Agreement

                   Information to be provided with respect to
                                 Mortgage Loans

                  For each Mortgage Loan, the Borrower shall provide the following information (either by way of documents included in the Mortgage File or otherwise):

         (a)      the Borrower's Mortgage Loan number;

         (b)      the mortgagor's name and the street address;

         (c) a code indicating whether such Mortgage Loan is a Home Equity Mortgage Loan, a High LTV Mortgage Loan, a Multifamily/Mixed Use Mortgage Loan or a Conforming Mortgage Loan;

         (d)      the current principal balance of the Mortgage Note;

         (e) the original principal amount of the Mortgage Note with respect to any Mortgage Loan originated by the Borrower and the principal amount of the Mortgage Note purchased by the Borrower with respect to a Mortgage Loan acquired by the Borrower subsequent to its origination;

         (f) the combined loan-to-value ratio as of the date of the origination of the related Mortgage Loan;

         (g)      the paid through date;

         (h)      the mortgage interest rate;

         (i)      the final maturity date under the Mortgage Note;

         (j)      the monthly payment;

         (k)      the lien position of such Mortgage Loan;

         (l) a list of all documents included in the Mortgage File with appropriate notations indicating whether each such document is an original or certified copy thereof;

         (m) such other tape fields as shall be mutually agreed upon by Borrower and Agent; and

         (n)      Closing Agent wiring instructions.

                                                                         Annex 2
                                                          to Custodian Agreement

                                  TRUST RECEIPT

The CIT Group/Equipment Financing, Inc.
650 CIT Drive
Livingston, NJ  07039

Attn:  John Fall, Esq.
       Senior Vice President and General Counsel


                                                               ------------, ---

         Re: Custodian Agreement, dated as of February 3, 1998 (the "Custodian Agreement"), among Cityscape Corp. (the "Borrower"), CoreStates Bank, N.A., as Custodian, and The CIT Group/Equipment Financing, Inc., as Agent.

Ladies and Gentlemen:

                  In accordance with the provisions of Section 3(e) of the above-referenced Custodian Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodian Agreement), the undersigned, as the Custodian, hereby certifies as to each Mortgage Loan described in the attached Mortgage Loan Schedule and Exception Report all matters (subject to the Exceptions listed therein) set forth in Section 3(c) of the Custodian Agreement.

                  The delivery of the attached Mortgage Loan Schedule and Exception Report evidences that (i) all documents identified in each Mortgage Loan Schedule delivered by the Borrower to the Custodian in respect of such Mortgage Loan, other than the Exceptions listed in the attached Mortgage Loan Schedule and Exception Report, are in the possession of the Custodian as part of the Mortgage File for such Mortgage Loan, (ii) the Custodian is holding each Mortgage Loan identified on the Mortgage Loan Schedule and Exception Report, pursuant to the Custodian Agreement, as the bailee of and custodian for the Agent for the benefit of the Lenders and (iii) such documents have been reviewed by the Custodian in accordance with the Review Requirements, and the Custodian has noted in the Exception Report any variances between each Mortgage Loan Schedule and the related Mortgage File.

                  The Custodian makes no representations as to, and shall not be responsible to verify, (i) the validity, legality, enforceability, due authorization, recordability, sufficiency or genuineness of any of the documents contained in each Mortgage File or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  This Trust Receipt shall be deemed superseded and canceled upon the issuance of a subsequent Trust Receipt to the Agent covering the Mortgage Loans identified herein.

                                             CORESTATES BANK, N.A., Custodian

                                             By: ____________________________
                                                 Name:
                                                 Title:

                                                                         Annex 3
                                                          to Custodian Agreement

                      CUSTODIAN IDENTIFICATION CERTIFICATE

         On this _____ day of _____________ ____, CITYSCAPE CORP. (the "Borrower"), under that certain Custodian Agreement, dated as of February 3, 1998, as amended (the "Custodian Agreement"), among the Borrower, CORESTATES BANK, N.A., as Custodian, and THE CIT GROUP/EQUIPMENT FINANCING, INC., as Agent, does hereby instruct the Custodian to hold, in its capacity as Custodian, the Mortgage Files with respect to the Mortgage Loans listed on Attachment A hereto, which Mortgage Loans shall be subject to the terms of the Custodian Agreement as of the date hereof.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodian Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Custodian Identification Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                             CITYSCAPE CORP.

                                             By: ____________________________
                                                 Name:
                                                 Title:

                                                                    Attachment A
                                                                      to Annex 3
                                                          to Custodian Agreement

                             PLEDGED MORTGAGE LOANS

                 [Attach appropriate Mortgage Loan Schedule(s)]

                                                                         Annex 4
                                                          to Custodian Agreement

                                REVIEW PROCEDURES

         This Annex sets forth the Custodian's review procedures for each item listed below delivered by the Seller pursuant to the Custodian Agreement (the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement.

         1. the Mortgage Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and Mortgagor or grantor, or in the case of copies of the Mortgage permitted under Section 2 (I)(c) of the Agreement, that such copies bear a reproduction of such signature;

         2. the amount of the Mortgage Note is the same as the amount specified on the related Mortgage;

         3. the mortgagee is the same as the payee on the Mortgage Note;

         4. the Mortgage contains a legal description other than address, city and state on the first page;

         5. the notary section (acknowledgment) is present and attached to the related Mortgage and is signed;

         6. the Mortgage Note is endorsed in blank by the named holder or payee thereof;

         7. each original related assignment of mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors, as applicable, or in the case of copies permitted under Section 2 (I)(f) of the Agreement, that such copies appear to bear a reproduction of such signature of signatures and the Officer's Certificate of the Borrower accompanying such copies appears to bear an original signature or a reproduction of such signature; and

         8. the notary section (acknowledgment) is present and attached to each intervening assignment and is signed.

                                                                       Annex 5-A
                                                          to Custodian Agreement

                         Request for Release and Receipt

                                                          Date: __________, 19__

         The undersigned, CITYSCAPE CORP. (the "Borrower"), acknowledges receipt from CORESTATES BANK, N.A., acting as bailee of, and custodian for, (in such capacity, the "Custodian") the exclusive benefit of THE CIT GROUP/EQUIPMENT FINANCING, INC. (the "Agent") (capitalized terms not otherwise defined herein are defined in that certain Custodian Agreement, dated as of February 3, 1998 (the "Custodian Agreement"), among the Borrower, the Custodian, and the Agent), of the following described documentation for the identified Mortgage Loan, possession of which is entrusted to the Borrower solely for the purpose of correcting documentary defects relating thereto:

Mortgagor Name         Loan Number           Note Amount           Loan Document

         It is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Collateral hereinabove described and in the proceeds of said Collateral has been granted to the Agent and the Lenders pursuant to the Credit Agreement and the Custodian Agreement.

         In consideration of the aforesaid delivery by the Custodian, the Borrower hereby agrees to hold said Collateral in trust for the Agent and the Lenders as provided under and in accordance with all provisions of the Credit Agreement and the Custodian Agreement and to return said Collateral to the Custodian no later than the close of business on the fourteenth Business Day following the date hereof or, if such day is not a Business Day, on the immediately preceding Business Day or on such other day as the Agent may require.

                                             CITYSCAPE CORP.

                                             By: ____________________________
                                                 Name:
                                                 Title:

Documents returned to Custodian:             Acknowledged and Approved:

CORESTATES BANK, N.A.                        THE CIT GROUP/EQUIPMENT FINANCING,
                                             INC., as Agent

By: ____________________________             By: ____________________________
    Name:                                        Name:
    Title:                                       Title:

Date:

                                                                       Annex 5-B
                                                          to Custodian Agreement

REQUEST FOR RELEASE

                                                          Date: __________, 19__

         The undersigned, Cityscape Corp. (the "Borrower"), requests release from CoreStates Bank, N.A., acting as agent, bailee and custodian (in such capacity "Custodian") for the exclusive benefit of the Agent (as that term and other capitalized terms not otherwise defined herein are defined in that certain Revolving Credit and Security Agreement (the "Security Agreement"), dated as of February 3, 1998, among the Borrower, Cityscape Financial Corp., the financial institutions from time to time party thereto (collectively, the "Lenders") and The CIT Group/Equipment Financing, Inc., as agent for the Lenders, of the following described documentation for the identified Mortgage Loans, possession of which shall be delivered to ____________________ (the "Approved Purchaser") in connection with the sale thereof. The anticipated closing date for such sale is ______________ and the anticipated purchase proceeds shall equal:
$__________________.

                                                               Loan Document
Mortgagor Name             Loan Number       Note Amount       Delivered

Please send the referenced documentation to:

                  [NAME OF APPROVED PURCHASER ]
                  [ADDRESS]
                  [TELEPHONE]
                  [ATTENTION:]

                  Please deliver documents to the Approved Purchaser via __________________, accompanied by a transmittal letter in the form of Annex 10 to the Custodian Agreement.

                                             CITYSCAPE CORP.

                                             By: ____________________________
                                                 Name:
                                                 Title:

Acknowledged and Approved:

THE CIT GROUP/EQUIPMENT FINANCING, INC., as Agent

By: ____________________________
    Name:
    Title:

                                                                         Annex 6
                                                          to Custodian Agreement

                       AUTHORIZED REPRESENTATIVES OF AGENT

Name                                                 Specimen Signature

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

                                                                         Annex 7
                                                          to Custodian Agreement

                     AUTHORIZED REPRESENTATIVES OF BORROWER

Name                                                 Specimen Signature

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

                                                                         Annex 8
                                                          to Custodian Agreement

                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN

Name                                                 Specimen Signature

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

-------------------------                            -------------------------

                                                                         Annex 9
                                                          to Custodian Agreement

                           FORM OF LOST NOTE AFFIDAVIT

                  I, as ___________________________ (title) of CoreStates Bank,
N.A. (the "Custodian"), am authorized to make this Affidavit on behalf of the Custodian. In connection with the administration of the Mortgage Loans held by the Custodian on behalf of The CIT Group/Equipment Financing, Inc. (the "Agent"), _______________ (hereinafter called "Deponent"), being duly sworn, deposes and says that:

                  1. Custodian's address is:

                     [CUSTODIAN'S Address]

                  2. Custodian previously delivered to the Agent a Mortgage Loan Schedule and Exception Report with respect to such Mortgage Note and/or assignment of mortgage which did not indicate such Mortgage Note and/or assignment of mortgage is missing;

                  3. Such Mortgage Note and/or assignment of Mortgage was assigned or sold to the Agent by _________________________ pursuant to the terms and provisions of a ____________________ Agreement dated and effective as of _________ ______, 199_;

                  4.Such Mortgage Note and/or assignment or mortgage is not outstanding pursuant to a Request for Release of Documents;

                  5. Aforesaid Mortgage Note and/or assignment of mortgage (hereinafter called the "Original") has been lost;

                  6. Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

                  7. The Custodian was the Custodian of the Original at the time of loss; and

                  8. Deponent agrees that, if said Original should ever come into Custodian's possession, custody or power, Custodian will immediately and without consideration surrender the Original to the Agent.

                  9. Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the Mortgagee, as provided by Cityscape Corp. or its designee and (ii) the Mortgage which secures the Mortgage Note, which Mortgage is recorded at ___________________

                  10. Deponent hereby agrees that the Custodian (a) shall indemnify and hold harmless the Agent, its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Originals, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a Mortgage Loan evidenced by the Originals or any interest in such Mortgage Loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses") and
(b) if required by any rating agency in connection with placing such Originals into a structured and rated transaction, shall obtain a surety bond from an insurer acceptable to the applicable rating agency in an amount acceptable to such rating agency to cover any Losses with respect to such Originals.

                  11. This Affidavit is intended to be relied on by the Agent, its successors, and assigns and _______________________ represents and warrants that it has the authority to perform its obligations under this Affidavit.

                                             EXECUTED THIS ____ day of
                                             _______, 199_, on behalf of the
                                             Custodian by:

                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Typed Name

                  On this _________ day of _______________________, 199_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.


________________________________________
Notary Public in and for the
State of ______________________________.
My Commission expires: ________________.

                                                                        Annex 10
                                                          to Custodian Agreement

                               TRANSMITTAL LETTER
                             [Custodian Letterhead]

[Approved Purchaser]

__________________________
__________________________

         Re:      ______________________________

Ladies and Gentlemen:

         Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by Cityscape Corp. (the "Borrower") and are being delivered to you for purchase.

         The Mortgage Loans comprise a portion of the "Collateral" under (and as such term and capitalized terms not otherwise defined herein are defined in) that certain Revolving Credit and Security Agreement (the "Credit Agreement"), dated as of February 3, 1998, between the Borrower, Cityscape Financial Corp., the financial institutions from time to time party thereto (collectively, the "Lenders") and The CIT Group/Equipment Financing, Inc., as agent for the Lenders (the "Agent"). Each of the Mortgage Loans is subject to a security interest in favor of the Agent and the Lenders, which security interest shall be automatically released upon the receipt of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account of the Borrower maintained with the Custodian:

                    WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:

                          [to be provided by the Agent]

         Pending your purchase of each Mortgage Loan and until payment therefor is received into the foregoing account, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Agent and the Lenders. In the event that any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. IN NO EVENT SHALL ANY MORTGAGE LOAN BE RETURNED TO, OR SALES PROCEEDS REMITTED TO, THE BORROWER. The Mortgage Loan must be so returned or sales proceeds received in full no later than ___(__) calendar days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

         NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE AGENT ON THE TERMS DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                    Very truly yours,

                                    CORESTATES BANK, N.A.
                                    as Custodian

                                    By:   ______________________________________
                                          Name:
                                          Title:

                                    Address: ___________________________________

                                             ___________________________________

RECEIPT ACKNOWLEDGED:
[APPROVED PURCHASER]

By ________________________
   Name:
   Title:

Date:  ________________

                                   EXHIBIT E-1


                          FORM OF PLEDGE AGREEMENT (UK)


            PLEDGE AGREEMENT (UK) dated as of February 3, 1998 (the "Agreement"), made by CITYSCAPE CORP., a New York corporation (the "Pledgor"), in favor of THE CIT GROUP/EQUIPMENT FINANCING, INC., as agent for the Lenders parties to the Credit Agreement referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H:

            WHEREAS, Cityscape Financial Corp., as guarantor (the "Guarantor"), the Pledgor, the financial institutions from time to time party to the Credit Agreement (the "Lenders"), and the Agent are parties to a Revolving Credit and Security Agreement, dated as of February 3, 1998 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement");

            WHEREAS, the Pledgor and the Guarantor have requested the Agent and the Lenders to provide to the Pledgor a secured $30,000,000 revolving credit facility, which may be increased to $50,000,000 subject to the terms and conditions set forth in the Credit Agreement, in order to finance (A) the Pledgor's origination or purchase of Mortgage Loans, pending whole loan sales or sales to investors or for holding certain Mortgage Loans in the Pledgor's own portfolio, (B) the repayment of certain existing indebtedness to CoreStates Bank, N.A., and (C) other general corporate purposes of the Pledgor;

            WHEREAS, it is a condition precedent to the Lenders making and maintaining Loans under the Credit Agreement that the Pledgor shall have executed and delivered to the Agent a pledge and security agreement providing for the pledge to the Agent of, and the grant to the Agent for the benefit of the Lenders of a security interest in, sixty-five percent (65%) by number of the issued and outstanding shares of capital stock from time to time owned by the Pledgor of City Mortgage Corporation Limited, a company wholly owned by the Pledgor and incorporated under the laws of England (the "UK Subsidiary"), now or hereafter existing and in which Pledgor has any interest at any time;

            WHEREAS, the Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of the Pledgor;

            NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Agent and the Lenders to enter into the Credit Agreement with the Pledgor, the Pledgor hereby agrees with the Agent as follows:

            SECTION 1. Definitions. All terms used in this Agreement which are defined in the Credit Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

            SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and collaterally assigns to the Agent, and grants to the Agent for the benefit of the Lenders a continuing security interest in, the following (the "Pledged Collateral"):

            (a) the shares of stock described in Schedule I hereto (the "Pledged Shares") issued by the UK Subsidiary, the certificates representing the Pledged Shares, all warrants, options and other rights, contractual or otherwise, in respect thereof and all dividends, interest, cash, instruments and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, including, without limitation, by way of redemption, bonus, preference, option rights or otherwise;

            (b) all additional shares of stock, from time to time acquired by the Pledgor, of the UK Subsidiary, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares; and

            (c) all proceeds of any and all of the foregoing;

            in each case, whether now owned or hereafter acquired by the Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise), provided that, notwithstanding anything to the contrary, at no time shall the shares of stock of the UK Subsidiary pledged to the Agent pursuant to this Agreement exceed 65% by number of the issued and outstanding shares of capital stock of the UK Subsidiary.

            SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Obligations"):

            (a) the prompt payment by the Pledgor, as and when due and payable, of all amounts from time to time owing by it in respect of the Credit Agreement, the Notes and the other Loan Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Pledgor, whether or not a claim for post-filing interest is allowed in such proceeding), and all interest thereon, all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

            (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing in respect of the Credit Agreement and the other Loan Documents.

            SECTION 4.  Delivery of the Pledged Collateral.

            (a) All certificates currently representing the Pledged Shares shall be delivered to the Agent, together with any necessary indorsement and/or appropriate stock transfer form duly executed in blank with respect to such Pledged Shares, on or prior to the execution and delivery of this Agreement. All other certificates and instruments constituting Pledged Collateral from time to time required to be pledged to the Agent pursuant to the terms of this Agreement (the "Additional Collateral") shall be delivered to the Agent within 10 Business Days of receipt thereof by or on behalf of Pledgor. All such certificates and instruments shall be held by or on behalf of the Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. Within 10 Business Days of the receipt by Pledgor of the Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") shall be delivered to the Agent, in respect of the Additional Collateral which are to be pledged pursuant to this Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of
Schedule I hereto. The Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all, certificates or instruments listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in
Section 5 with respect to such Additional Collateral.

            (b) If the Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spinoff or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by the Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received, with any necessary indorsement and/or appropriate stock powers or stock transfer forms duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations, provided that, notwithstanding anything to the contrary, at no time shall the shares of stock of the UK Subsidiary pledged to the Agent pursuant to this Agreement exceed 65% by number of the issued and outstanding shares of capital stock of the UK Subsidiary. For the avoidance of doubt, any promissory notes or other instruments or agreements representing indebtedness owing from the

UK Subsidiary to the Pledgor shall not be included in the Pledged Collateral or be required to be delivered to the Agent under this Agreement.

            SECTION 5. Representations and Warranties. The Pledgor represents and warrants as follows:

            (a) The Pledged Shares have been duly authorized and validly issued, are fully paid and nonassessable and constitute 65% by number of the issued and outstanding shares of capital stock of the UK Subsidiary as of the date hereof. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

            (b) The Pledgor is and will be at all times the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and Liens permitted by Section 8.01(A)(2) of the Credit Agreement.

            (c) The exercise by the Agent of any of its rights and remedies hereunder will not contravene applicable law or any material contractual restriction binding on or affecting the Pledgor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement and the other Loan Documents.

            (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made by the Pledgor for (i) the due execution, delivery and performance by the Pledgor of this Agreement, (ii) the grant by the Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or (iii) the exercise by the Agent or the Lenders of any of their rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

            (e) This Agreement creates a valid security interest in favor of the Agent in the Pledged Collateral, as security for the Obligations. The Agent's having possession in the State of New York of the certificates representing the Pledged Shares and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest under the Code. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

            SECTION 6. Covenants as to the Pledged Collateral. So long as any Obligations shall remain outstanding, the Pledgor will, unless the Agent shall otherwise consent in writing:

            (a) keep adequate records concerning the Pledged Collateral and permit the Agent or any agents or representatives thereof at any reasonable time or from time to time to examine and make copies of and abstracts from such records pursuant to the terms of Section 3.05(7) of the Credit Agreement;

            (b) at its expense, (i) upon the request of the Agent, promptly deliver to the Agent a copy of each material notice or other communication received by it in respect of the Pledged Collateral, and (ii) comply promptly with any notices served on it in respect of the Pledged Collateral under the Companies Act of 1985 of Great Britain (the "Companies Act");

            (c) at its expense, defend the Agent's right and security interest in and to the Pledged Collateral against the claims of any Person;

            (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that the Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Agent, after the occurrence and during the continuation of an Event of Default, irrevocable proxies in respect of the Pledged Collateral;

            (e) not sell, assign (by operation of law or otherwise), exchange or otherwise dispose of any Pledged Collateral or any interest therein except as permitted in Section 8.07 of the Credit Agreement or as permitted by Section 7(a)(i) hereof;

            (f) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby or pursuant to any other Loan Document and Liens permitted by Section 8.01(A)(2) of the Credit Agreement;

            (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Loan Documents and applicable securities laws;

            (h) not permit the issuance of (i) any additional shares of any class of capital stock of the UK Subsidiary, except to the extent that, after giving effect to any such issuance, not less than 65% by number of the issued and outstanding shares of capital stock of the UK subsidiary is at all times pledged to the Agent pursuant to the terms and provisions of this Agreement,
(ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

            (i) not take or fail to take any action which would in any manner impair the enforceability of the Agent's security interest in any Pledged Collateral.

            SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

            (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) the Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the other Loan Documents; provided, however, that (A) the Pledgor will not exercise or refrain from exercising any such right, as the case may be, if the Agent gives it notice that, in the Agent's reasonable judgment, such action would result in a Material Adverse Change and (B) the Pledgor will give the Agent at least 5 Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to result in a Material Adverse Change; provided, further, that the Pledgor shall not, without the prior written consent of the Agent (which consent shall not be unreasonably withheld), by the exercise of any such rights or otherwise participate in any vote concerning a members voluntary winding-up or a compromise or arrangement pursuant to Section 425 of the Companies Act;

                  (ii) the Pledgor may receive and retain any and all dividends paid in respect of the Pledged Collateral; provided, however, that any and all
(A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall forthwith be delivered to the Agent to hold and be applied to the Obligations pursuant to the terms of the Credit Agreement, and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of the Pledgor, and shall be forthwith delivered to the Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations and, if cash, applied by the Agent to the Obligations pursuant to the terms of the Credit Agreement; and

                  (iii) the Agent will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a).

            (b) Upon the occurrence and during the continuance of an Event of Default and to the extent not inconsistent with the Credit Agreement:

                  (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                  (ii) without limiting the generality of the foregoing, the Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of the UK Subsidiary, or upon the exercise by the UK Subsidiary of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                  (iii) all dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations and, if cash, applied by the Agent to the Obligations pursuant to the terms of the Credit Agreement.

            SECTION 8.  Additional Provisions Concerning the Pledged
Collateral.

            (a) The Pledgor hereby authorizes the Agent to file, without the signature of the Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

            (b) The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion exercised reasonably and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem necessary or reasonably advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same.

            (c) If the Pledgor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 10 hereof.

            (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

            (e) The Agent may at any time after the occurrence and during the continuation of an Event of Default and to the extent not inconsistent with the Credit Agreement in its discretion (i) without notice to the Pledgor, transfer or register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgor under
Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

            SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

            (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) The Pledgor recognizes that it is impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of

1933 (the "Securities Act") or any other applicable law. The Pledgor further acknowledges and agrees that any offer to sell such securities which has been
(i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agent may, in such event, bid for the purchase of such securities. Such power of sale or other disposal shall operate as a variation and extension of the statutory power of sale under Section 101 of the Law of Property Act 1925 of Great Britain (the "Property Act"). The restrictions in Section 103 of the Property Act on the exercise of the statutory power of sale shall not apply to any exercise by the Agent of its power of sale or other disposal which shall arise and be exercisable, as shall the statutory power under said Section 101 of appointing a receiver of the Pledged Collateral or the income thereof, immediately following the occurrence and continuance of an Event of Default. A certificate in writing by an officer or agent of the Agent that either or both of such powers has arisen and is exercisable shall be conclusive evidence of that fact.

            (c) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Agent, be held and applied by the Agent (after payment of any amounts payable to the Agent pursuant to Section 10 hereof) in whole or in part against, all or any part of the Obligations in such order as the Agent shall elect consistent with the provisions of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Obligations shall be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

            (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent or any Lender is legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Credit Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the reasonable costs of collection and the reasonable fees of any attorneys employed by the Agent and any Lender to collect such deficiency.

            SECTION 10. Indemnity and Expenses.

            (a) The Pledgor agrees to indemnify the Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

            (b) The Pledgor will upon demand pay to the Agent the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and disbursements of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or any of the Lenders hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

            SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Pledgor, to it at its address specified in the Credit Agreement, and if to the Agent, to it at its address specified in the Credit Agreement, or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective
(i) if sent by certified mail, return receipt requested, when received or 3 Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

            SECTION 12. Consent to Jurisdiction, Etc.

            (a) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Pledgor hereby accepts unconditionally the jurisdiction of the aforesaid courts. The Pledgor hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which the Pledgor may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

            (b) The Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Pledgor at its address referred to in Section 11 hereof.

            (c) Nothing contained in this Section 12 shall affect the right of the Agent to serve legal process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

            SECTION 13. Waiver of Jury Trial. EACH OF THE PLEDGOR AND THE AGENT (BY ACCEPTING THIS AGREEMENT) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING FROM ANY OTHER LOAN DOCUMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

            SECTION 14. Miscellaneous.

            (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under any document against any party thereto are not conditional or contingent on any attempt by the Agent to exercise any of its rights under any other document against such party or against any other person.

            (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations after the Total Commitment has been terminated and (ii) be binding on the Pledgor and by its acceptance hereof, the Agent, and their respective successors and assigns and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Pledgor, the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause
(ii) of the immediately preceding sentence, the Agent may assign or otherwise transfer its rights and obligations under this Agreement to any other Person pursuant to the terms of the Credit Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Agent shall mean the assignee of the Agent. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

            (e) Upon the satisfaction in full of the Obligations after the Total Commitment has been terminated, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor, and (ii) the Agent will, upon the Pledgor's request and at the Pledgor's expense promptly, (A) return to the Pledgor such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor, without recourse, representation or warranty, such documents as the Pledgor shall reasonably request to evidence such termination.

            (f) The restriction on consolidation of securities contained in
Section 93 of the Property Act shall not apply to this Agreement.

            (g) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

            IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                          CITYSCAPE CORP.



                                    By:   ____________________________________
                                    Name: ____________________________________
                                    Title:____________________________________


ACCEPTED AND AGREED:

THE CIT GROUP/EQUIPMENT FINANCING, INC., as Agent

By:  _______________________________
Name:_______________________________
Title:______________________________

                       SCHEDULE I TO PLEDGE AGREEMENT (UK)

                                 Pledged Shares
                                 --------------

                                                                     Certificate
   Name of Issuer     Number of Shares         Class                     No.(s)
   --------------     ----------------         -----                     ------
   City Mortgage          812,502            ordinary                     19
Corporation Limited                          ((pound)1 each)

                                   SCHEDULE II

                                       TO

                              PLEDGE AGREEMENT (UK)

                                PLEDGE AMENDMENT

            This Pledge Amendment, dated ___________________________, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement (UK), dated February 3, 1998, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.



                                 Pledged Shares

   Name of Issuer     Number of Shares         Class         Certificate No(s)
   --------------     ----------------         -----         -----------------



                                          CITYSCAPE CORP.



                                          By: ______________________________
                                                 Name:
                                                 Title:

                                   EXHIBIT E-2

                         FROM OF PLEDGE AGREEMENT (SPV)

                  PLEDGE AGREEMENT (SPV) (the "Agreement"), dated as of February 3, 1998, made by CITYSCAPE CORP., a New York corporation (the "Pledgor"), in favor of The CIT Group/Equipment Financing, Inc., as collateral agent (the "Pledgee") for the benefit of the Secured Creditors (all capitalized terms used herein and defined in Section 15 shall be used herein as so defined). Except as otherwise defined herein, terms used herein and defined in the Credit Agreements referred to below shall be used as so defined.

                              W I T N E S S E T H :

                  WHEREAS, the Pledgor desires to enter into this Agreement to secure certain of its existing and future indebtedness as and to the extent provided herein;

                  NOW, THEREFORE, in consideration of the extensions of credit to the Pledgor and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. Security For Obligations. This Agreement is for the benefit of the Secured Creditors, to secure:

                  (i) the full and prompt payment when due of all obligations and liabilities owing to the Secured Creditors, whether now existing or hereafter arising, under the Credit Agreements and the other Financing Documents, including, without limitation, principal of and interest on all Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Pledgor, whether or not a claim for post-filing interest is allowed in such proceeding), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Financing Document to which the Pledgor is a party;

                  (ii) any and all reasonable sums advanced by the Pledgee in order to preserve the Collateral or preserve its security interest in the Collateral; and

                  (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Pledgor referred to in clauses (i) and (ii), after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iii) of this Section 1 being collectively called the "Obligations."

                  2. Pledge. The Pledgor hereby pledges and grants to the Pledgee, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, a security interest in and assignment of all of the Pledgor's right, title and interest in and to the following property and interests in property, whether now owned or existing or hereafter arising or acquired and wheresoever located and whether the same comprise accounts, instruments, securities, investment property, chattel paper or general intangibles (as each such term is defined in the Code) (the "Collateral"):

                  (a) all of the Pledgor's rights in the Pledged Stock of each Issuer, and all of the Pledgor's rights, as a shareholder in each Issuer, in and to the property (and interests in property) that is owned by each Issuer;

                  (b) all warrants, options and other rights to acquire stock in each Issuer and all of the Pledgor's rights, if any, to participate in the management of each Issuer;

                  (c) all rights, privileges, authority and powers of the Pledgor as owner or holder of its equity interest in each Issuer, including, but not limited to, all general intangible and contract rights related thereto;

                  (d) all documents and certificates representing or evidencing the Pledgor's equity interest in each Issuer;

                  (e) all Investment Property of the Pledgor arising from or related to the Pledged Stock that has been delivered, transferred or assigned to, or deposited or credited to an account with, or otherwise is in the possession or under the control or recorded on the books of, the Pledgee including, without limitation, any Securities Account controlled by the Pledgee;

                  (f) all of the Pledgor's right as shareholder of each Issuer to receive dividends and redemptions on account of each Issuer's capital stock or to receive distributions of each Issuer's respective assets, upon complete or partial liquidation or otherwise;

                  (g) all of the Pledgor's right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by the Pledgor to each Issuer, all other accounts and other rights to payment which may be owing by each Issuer to the Pledgor, and all instruments creating or evidencing such rights;

                  (h) all distributions, cash, Investment Property, instruments, Financial Assets and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Pledgor's interest in each Issuer and delivered or transferred to the Pledgee or Pledgor or deposited in any Securities Account controlled by the Pledgee or Pledgor;

                  (i) all general intangibles arising from or relating to the Collateral;

                  (j) all Securities Entitlements of the Pledgor in or in respect of any of the foregoing;

                  (k) all cash delivered to the Pledgee pursuant to the terms of this Agreement; and

                  (l) any other right, title, interest, privilege, authority and power of the Pledgor in or relating to each Issuer, all whether now existing or hereafter arising, and whether arising at law or in equity and any and all proceeds of and distribution in any of the foregoing and all books and records of the Pledgor pertaining to any of the foregoing;

provided that, the term "Collateral" shall not be construed to include Residual Securities, provided further that, Residual Securities may be pledged to the Pledgee pursuant to the terms of the Supplemental Security Agreement, in the form of Annex D attached hereto, signed by the Issuer owning such Residual Securities.

                  3.    Valuation of Residual Securities.

                  3.1 Residual Deficiency; Release of Excess; Determination of Value.

                  (a) In the event that, at the time of any determination of the Value of Residual Securities as contemplated under Section 3.1(c), the Value of Residual Securities together with the amount of any cash constituting Additional Collateral, in each case in the possession of the Pledgee, is less than $40,000,000 (the amount by which the Value of Residual Securities together with the amount of any cash constituting Additional Collateral, in each case in the possession of the Pledgee, is less than $40,000,000 is hereafter referred to as a "Deficiency"), the Pledgor shall, within two (2) Business Days of the earlier of (i) the Pledgor obtaining actual knowledge of such Deficiency and (ii) the receipt by Pledgor of a written request of a Secured Creditor, deliver to the Pledgee cash and/or the shares of capital stock of a subsidiary of the Pledgor that owns Residual Securities which, when the amount of any such cash is added to the Value of such Residual Securities, equals or exceeds such Deficiency. Each delivery of such cash and/or capital stock shall be made in accordance with
Section 4(b).

                  (b) In the event that, at the time of any determination of the Value of Residual Securities as contemplated in Section 3.1(c), the Value of Residual Securities together with the amount of any cash constituting Additional Collateral, in each case in the possession of the Pledgee, is greater than $40,000,000 (the amount by which the Value of Residual Securities together with the amount of any cash constituting Additional Collateral is greater than $40,000,000 is hereafter referred to as the "Excess"), the Pledgor may request that the Pledgee release to it Residual Securities and/or any cash constituting Additional Collateral which, when the amount of such released cash is added to the Value of such released Residual Securities, does not exceed the amount of such Excess. Any such release shall be made (i) with respect to Residual Securities and the capital stock of an Issuer owning Residual Securities, only in connection with a sale by an Issuer of Residual Securities or a sale by the Pledgor of the capital stock of an Issuer owning Residual Securities, or (ii) with respect to any cash constituting Additional Collateral, on any regularly scheduled valuation date as contemplated in Section 3.2, and, in each such case, upon delivery of a written notice of such request to the Pledgee and each Secured Creditor (which shall, in the case of any sale transaction described in clause (i) above, contain a summary of the relevant terms of such sale transaction) at least five (5) Business Days prior to the proposed date of such release (the "Release Date"). Notwithstanding
Section 19 hereof, unless the Pledgee receives a written notice from any Secured Creditor, pursuant to Section 3.1(c), three (3) Business Days prior to the Release Date objecting to the Pledgor's determination of the Book Value of Residual Securities and instructing the Pledgee not to release any Residual Securities, cash and/or Pledged Stock, the Pledgee shall release Residual Securities, cash and/or Pledged Stock, as appropriate, to the Pledgor on the Release Date in an aggregate amount of up to the Excess, provided that if the Residual Securities proposed to be released represent all of the Residual Securities owned by an Issuer, the Pledgor may request the release of all of the Pledged Stock of such Issuer and, subject to the terms of this paragraph (b), the Pledgee shall be entitled to release all of the Pledged Stock of such Issuer. In addition, the chief financial officer of the Pledgor shall deliver a certificate to the Pledgee and the Secured Creditors one (1) Business Day prior to the Release Date certifying that no Event of Default shall have occurred and be continuing both before and after giving effect to such release. Notwithstanding anything to the contrary, the Pledgee shall in no event release any Residual Securities, cash and/or Pledged Stock if (A) such certificate is not delivered, (B) the Pledgee has received on or before three (3) Business Days prior to the Release Date a notice from a Secured Creditor objecting to the Pledgor's determination of Book Value, which objection has not been resolved by a determination by the Secured Creditors of Market Value pursuant to Section 3.1(c), or (C) the Pledgee shall have received written notice from a Secured Creditor on or before the Business Day prior to the Release Date stating that an Event of Default has occurred and is continuing or will result from the requested release. The Pledgee shall not otherwise be required to determine that, or take notice whether, an Event of Default or any other condition has occurred and is continuing either before or after giving effect to such release. Residual Securities, cash or Pledged Stock released to the Pledgor pursuant to this paragraph (b) may be sold to any Person, subject to the payment of proceeds provisions of the Credit Agreements and Section 14(b)(4) hereof.

                  (c) The Pledgor shall determine the Book Value of the Residual Securities and shall deliver or cause to be delivered to the Secured Creditors a Residual Securities valuation statement in accordance with Section 3.2. If at any time any Secured Creditor objects to the Pledgor's determination of the Book Value of any of the Residual Securities as contemplated in this Section 3.1(c) based upon a good faith belief that such Book Value does not represent the current Market Value of such Residual Securities, such objecting Secured Creditor shall notify the other Secured Creditors, the Pledgee and the Pledgor, and, unless the Secured Creditors and the Pledgor can promptly agree on the Market Value of such Residual Securities, the Secured Creditors shall, promptly and in good faith in accordance with generally accepted industry custom and practice, determine the current market value (the "Market Value") of such Residual Securities, provided, that, in the absence of a continuing Event of Default, the Secured Creditors may determine the Market Value of Residual Securities not more frequently than once each calendar quarter. In the event (i) the Secured Creditors fail to agree on the Market Value of Residual Securities or (ii) the Pledgor and the Secured Creditors are unable to agree on the Market Value of the Residual Securities, the Secured Creditors shall, upon delivery of notice to the Pledgor and the Pledgee, and at Pledgor's expense, jointly designate an investment banker, accountant or other appropriate independent professional to make such determination in accordance with generally accepted industry custom and practice. The determination of such investment banker, accountant or other independent professional shall be conclusive and binding on the Pledgor, the Pledgee and the Secured Creditors.

                  3.2 Valuation Reporting. The Pledgor will deliver, or cause to be delivered, on a quarterly basis and in connection with each request to release Residual Securities, cash and/or Pledged Stock pursuant to Section 3.1(b), a Residual Securities valuation statement setting forth the following broken down by Issuer: (i) the aggregate losses allocated to the Residual Securities for the preceding collection period; (ii) the aggregate of payments received on the Residual Securities during the related collection period allocable to principal; (iii) the aggregate of payments received on the Residual Securities during the related collection period allocable to interest; (iv) the aggregate principal balance or notional principal balance, if applicable, of the Residual Securities as of the close of business on the last day of the preceding collection period, after giving effect to payments allocated to principal of such day; (v) the aggregate of any servicing fees and expenses attributable to the Residual Securities; (vi) the Book Value of the Residual Securities and a description of any discount factors applied in the determination of such Book Value and (vii) such other information as the Secured Creditors shall reasonably request.

                  4. Stock Powers; Additional Collateral; Custody of Residual Securities. (a) Concurrently with the delivery to the Pledgee, for the benefit of the Secured Creditors, of each certificate representing one or more shares of Pledged Stock pursuant to Section 2 hereof, the Pledgor shall deliver an undated stock power covering such certificates, duly executed in blank by the Pledgor with, if the Secured Creditors so request, signature guaranteed.

                  (b) If after the date of this Agreement (i) the Pledgor shall be required, pursuant to Section 3.1(a) hereof, to deliver to the Pledgee cash and/or the shares of capital stock of a subsidiary of the Pledgor that owns Residual Securities, (ii) the Pledgor shall create, form or otherwise acquire the capital stock of any corporation or other Person to hold any Residual Securities, or (iii) the Pledgor is no longer subject to the prohibition disclosed to the Secured Creditors in the Side Letter from encumbering the Restricted Residual Securities and the capital stock of the subsidiaries of the Pledgor owning such Restricted Residual Securities (each such event is hereinafter referred to as, an "Additional Collateral Event" and the cash and capital stock of the subsidiaries of the Pledgor owning such Residual Securities is hereinafter referred to as, the "Additional Collateral"), the Pledgor shall promptly, and in any event within three Business Days of the occurrence of such Additional Collateral Event, notify the Secured Creditors. At the times required by Section 3.1(a) in the case of an Additional Collateral Event described in clause

(i) above, not later than three Business Days after the occurrence of an Additional Collateral Event described in clause (ii) above and at the times required by Section 4(d) in the case of an Additional Collateral Event described in clause (iii) above, the Pledgor shall deliver to the Pledgee for the benefit of the Secured Creditors all cash, certificates and instruments evidencing such Additional Collateral which, in the case of certificates and instruments, shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee, unless such documents have been previously delivered to the Pledgee pursuant to Section 4(c) hereof. Upon receipt by the Pledgor of certificates or instruments constituting Additional Collateral, a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Annex C hereto (a "Pledge Amendment") shall be delivered to the Pledgee, in respect of the certificates or instruments constituting Additional Collateral which is to be pledged pursuant to this Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Annex A. The Pledgor hereby authorizes the Pledgee to attach each Pledge Amendment to this Agreement and agrees that all Pledged Stock listed on any Pledge Amendment delivered to the Pledgee shall for all purposes hereunder constitute Collateral and the Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 14 with respect to such Additional Collateral.

                  (c) The Pledgor shall deliver, or cause each subsidiary of Pledgor owning Residual Securities to deliver, on the date of this Agreement, on the date of each Pledge Amendment and on any other date on which a subsidiary of the Pledgor acquires Residual Securities, to the Pledgee or such other entity as the Pledgee may designate as sub-custodian, all certificates and instruments evidencing the Residual Securities, including but not limited to those Residual Securities listed on Annex A-1 attached hereto (but not including the Restricted Residual Securities until the occurrence of an Additional Collateral Event with respect to such Restricted Residual Securities), which shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer and by bond powers and transferee certificates, as appropriate, executed in blank, all in form and substance satisfactory to the Pledgee. The Pledgor and the Secured Creditors agree that Residual Securities transferred to the Pledgee (or such sub-custodian) in accordance with the preceding sentence shall be held by the Pledgee (or such sub-custodian) not as Collateral but as a custodian for each subsidiary of Pledgor owning Residual Securities, and such Residual Securities shall only be released by the Pledgee (or such sub-custodian) to Pledgor upon a sale of such Residual Securities in accordance with Section 3.1(b) hereof. The Pledgee will cause each of its subsidiaries that owns Residual Securities to execute and deliver to the Pledgee on the date of this Agreement, on the date of each Pledge Amendment and on any other date on which a subsidiary of the Pledgor acquires Residual Securities, a Supplemental Security Agreement substantially in the form of Annex D attached hereto.

                  (d) The Pledgor has disclosed in a writing delivered to the Secured Creditors on the date of this Agreement (the "Side Letter"), that the Pledgor has agreed not to encumber or permit its subsidiaries to encumber the Residual Securities listed on Exhibit I to the Side Letter (the "Restricted Residual Securities") (including the capital stock of the subsidiaries owning the

Restricted Residual Securities) prior to the date set forth in the Side Letter (the "Expiration Date"). The Secured Creditors and the Pledgor hereby agree that:

                  (i) the Pledgor will, on the Business Day following the Expiration Date (A) pledge and grant a security interest to the Pledgee for the benefit of the Secured Creditors in all the outstanding shares of capital stock of the Pledgor's subsidiaries that own the Restricted Residual Securities, in accordance with Section 4(b) hereof, and (B) deliver or cause to be delivered to the Pledgee, as custodian, all certificates and instruments evidencing the Restricted Residual Securities, in accordance with Section 4(c) hereof, unless, in each case, the Expiration Date has been extended; and

                  (ii) in the event that the Expiration Date has been extended (the date on which the Expiration Date has been extended to is hereafter the "Extended Expiration Date") (A) the Pledgor shall on or before the date which is seven days following the Expiration Date, deposit all of the capital stock of the Pledgor's subsidiaries that own the Restricted Residual Securities and the certificates and instruments evidencing such Restricted Residual Securities with a custodian, acceptable to the Secured Creditors, pursuant to a custodian agreement acceptable to the Secured Creditors which will, among other things, contain provisions restricting the Pledgor's ability to remove such capital stock and Restricted Residual Securities from the possession of such custodian without the consent of the Pledgee and making the custodian the collateral agent for the Secured Creditors, without the necessity of any further action, on the Extended Expiration Date and upon the occurrence of certain events described in the Supplemental Security Agreement attached hereto as Annex D and (B) the Pledgor will on the Extended Expiration Date (1) pledge and grant to the Pledgee for the benefit of the Secured Creditors a security interest in the capital stock of the subsidiaries of Pledgor owning the Restricted Residual Securities pursuant to paragraph (b) of this Section 4 and (2) deliver to Pledgee, as custodian, all certificates and instruments evidencing such Restricted Residual Securities pursuant to paragraph (c) of this
         Section 4.

                  5. Voting, etc., While No Notified Acceleration Event. Unless and until a Notified Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Stock, and to give consents, waivers or ratifications in respect thereof; provided, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, or result in the breach of, any material covenant contained in any Financing Document or which, in any Secured Creditor's reasonable judgment, would materially impair the Collateral or which would be inconsistent with any provision of this Agreement. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Notified Event of Default shall occur and be continuing, and Section 7 shall become applicable.

                  6. Dividends and Other Distributions. Unless and until a Notified Event of Default shall have occurred and be continuing, all dividends and distributions payable in respect of the Pledged Stock shall be paid to the Pledgor; provided, however, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (a) all stock paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (b) all stock or other securities or property (excluding cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (c) all stock or other securities or property (excluding cash) which may be paid in respect of the Collateral by reason of any redemption or any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  All dividends, distributions or other payments which are received by the Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. Remedies in Case of Acceleration Event. In case a Notified Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any other Financing Document or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Code and the Pledgee shall exercise, at the written direction of a Secured Creditor, and shall be entitled, without limitation, to exercise the following rights, provided, that (i) a Secured Creditor may require the Pledgee to exercise the remedy specified in clause (c) below only if a Notified Acceleration Event has occurred and is continuing, and (ii) the Pledgor hereby agrees each of the following remedies are commercially reasonable:

                  (a) to receive any and all cash dividends or distributions paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as is provided in Section 9 hereof;

                  (b) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees, and the Pledgee or its nominees may thereafter exercise all voting rights attaching to all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

                  (c) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise dispose of (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices, by such method of sale and on such terms as the Secured Creditors may in their absolute discretion determine; provided, that if the Secured Creditors fail to agree on any such matters, they shall designate an investment banker, accountant or other appropriate professional to make such determination based upon industry custom and practice; provided, further, that at least l0 days' notice of the time of any such sale shall be given to the Pledgor. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshaling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee may bid on behalf of all Secured Creditors for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatever with regard thereto.

                  8. Remedies, etc. Cumulative. Each right, power and remedy of the Pledgee and the Secured Creditors provided for in this Agreement or any other Financing Documents or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee and the Secured Creditors of any one or more of the rights, powers or remedies provided for in this Agreement or any other Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

                  9. Application of Proceeds. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral through enforcement, realization hereunder or otherwise, together with all other moneys received by the Pledgee hereunder in respect of any Collateral, shall first be applied to the payment of all costs and expenses incurred by the Pledgee in connection with such sale or disposition, the delivery of the Collateral or the collection of any such moneys (including, without limitation, attorneys' fees and expenses) and the balance of such moneys (the "Remaining Proceeds") shall be applied by the Pledgee as required below.

                  (b) The Remaining Proceeds shall be applied (x) if sufficient proceeds are available for the payment in full of all outstanding Obligations, to satisfy the Obligations with each Secured Creditor to receive an amount equal to its outstanding Obligations or (y) if insufficient proceeds are available for the payment in full of all outstanding Obligations, to satisfy the Obligations with each Secured Creditor to receive one-half (1/2) of the Remaining Proceeds.

                  (c) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon each Secured Creditor, for a determination of the outstanding principal, interest and other obligations outstanding under the respective Credit Agreement. Unless the Pledgee has received written notice from a Secured Creditor to the contrary, the Pledgee in acting hereunder, shall be entitled to assume that no obligations other than principal, interest, fees and expenses are owing to any Secured Creditor.

                  (d) Any Remaining Proceeds not otherwise applicable or applied pursuant to this Section 9 shall be paid over to the Pledgor or to such other person as may be lawfully entitled to receive such Remaining Proceeds pursuant to the terms of Section 19.

                  10. Purchasers of Collateral. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. Indemnity. The Pledgor agrees to indemnify and hold harmless the Pledgee and the Secured Creditors from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse the Pledgee and the Secured Creditors for all reasonable costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder; provided, that the Pledgor shall not be required to indemnify the Pledgee or any Secured Creditor in respect of any claims, demands, losses, judgments, liabilities, costs or expenses arising from (i) the gross negligence or willful misconduct of the Pledgee or such Secured Creditor or (ii) any claim made by the Pledgee or any Secured Creditor against the Pledgee or another Secured Creditor. In no event shall the Pledgee or any Secured Creditor be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. Further Assurances; Power-of-Attorney. (a) The Pledgor agrees that it will join with the Pledgee in executing and, at its own expense, file and refile under the Code such financing statements, continuation statements and other documents in such offices as the Pledgee may reasonably deem necessary or desirable and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments (including, without limitation, proxies and dividend payment orders) as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) The Pledgor hereby appoints the Pledgee the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. The Pledgee As Agent. The Pledgee will hold in accordance with this Agreement all items of the Collateral and any Residual Securities held by Pledgee hereunder as custodian at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and any Residual Securities held by Pledgee hereunder as custodian and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex B hereto.

                  14. Representations, Warranties and Covenants of the Pledgor.

                  (a) The Pledgor represents and warrants that: (1) on the date hereof the Pledged Stock consist of the number and type of shares of the capital stock of such corporations as described in Annex A hereto; (2) such stock constitutes all the issued and outstanding shares of all classes of the capital stock of each Issuer as set forth in Annex A hereto; (3) the Pledgor is the holder of record and sole beneficial owner of such Pledged Stock; (4) it has good and marketable title to the Pledged Stock, subject to no pledge, Lien (except for the Liens permitted under Section 8.01(A)(2) of the CIT Credit Agreement), mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the Liens and security interests created by this Agreement; (5) it has full power, authority and legal right to pledge all the Collateral pursuant to this Agreement; (6) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms , except to the extent that such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the enforcement of creditors' rights generally, the availability of equitable remedies and the exercise of judicial discretion, regardless of whether enforcement is sought in a proceeding at law or in equity; (7) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries, or of any indenture or loan or credit agreement or other agreement evidencing an obligation for borrowed money or any other material agreement, lease or instrument to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any Lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (8) all the Pledged Stock have been duly and validly issued and fully paid and nonassessable; (9) the pledge and assignment and delivery of the Pledged Stock pursuant to this Agreement create, as security for the Obligations, a valid and enforceable perfected Lien on all of the Collateral in favor of the Pledgee for the benefit of the Pledgee and the Secured Creditors, subject to no Lien in favor of any other Person except the Liens permitted under Section 8.01(A)(2) of the CIT Credit Agreement; (10) no consent, filing, approval, authorization, recording, registration or other action is required (x) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (y) to perfect the Lien purported to be created by this Agreement, in each case except as has been accomplished; and (11) on the date hereof the chief executive officer of the Pledgor and each Issuer is located at 565 Taxter Road, Elmsford, New York 10523.

                  (b) The Pledgor covenants and agrees that: (1) it will defend the Pledgee's right and security interest in and to the Pledged Stock and the proceeds thereof against the claims and demands of all Persons whomever; (2) it will have title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors; (3) at all times during the term of this Agreement, if a Deficiency exists, it will, within two (2) Business Days after the earlier to occur of (A) the Pledgor obtaining actual knowledge of such Deficiency and (B) the Pledgor's receipt of a written request of a Secured Creditor, deliver to the Pledgee additional cash or all of the shares of capital stock of an subsidiary of the Pledgor that owns Residual Securities in an amount at least equal to such Deficiency; (4) it will take all actions required to cause all proceeds from the sale of any Pledged Stock or Residual Securities (other than, prior to the Additional Collateral Event described in clause (iii) of Section 4(b) hereof, Restricted Residual Securities) owned by the Pledgor or an Issuer, including but not limited to any Residual Securities (other than, prior to the Additional Collateral Event described in clause (iii) of Section 4(b) hereof, Restricted Residual Securities) or Pledged Stock released to the Pledgor pursuant to
Section 3.1(b), to be paid in accordance with the terms and provisions of the respective Credit Agreements; (5) except in accordance with Section 3.1(b) and
(c) hereof, it will not sell, assign, transfer or otherwise dispose, or permit any Issuer to sell, assign, transfer or otherwise dispose (i) any Residual Securities, or (ii) the capital stock of any other domestic subsidiary of the Pledgor that owns Residual Securities without the written consent of the Secured Creditors; (6) it will not create or suffer to exist, or permit any Issuer to create or suffer to exist, any Lien upon the Residual Securities, or pledge, option or otherwise encumber, or permit any Issuer to pledge, option or otherwise encumber the Residual Securities, whether now owned or hereafter acquired except the Liens permitted under Section 8.01(A)(2) of the CIT Credit Agreement; and (7) it will not permit any Issuer to create, incur, or suffer to exist any indebtedness. The Secured Creditors agree and acknowledge that they will not be entitled to any proceeds of Residual Securities which are in excess of the Obligations, and that they shall remit any such excess proceeds to the Pledgor in accordance with the terms and provisions of the respective Credit Agreements.

                  15. Definitions. The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                  "Acceleration Event" shall mean the acceleration prior to maturity, or the failure to pay at the maturity, of Obligations under either Credit Agreement, provided that, in each case, any such Acceleration Event shall cease to exist upon payment in full of the Obligations so accelerated or not paid.

                  "Additional Collateral" shall have the meaning provided in
Section 4(b).

                  "Bankruptcy Event of Default" shall mean the event of default relating to bankruptcy and/or insolvency contained in the Credit Agreements (e.g., Section 9.01(b) of the CIT Credit Agreement and Section 8(d) of the Greenwich Capital Credit Agreement).

                  "Book Value" shall mean the book value of the Residual Securities determined by the Pledgor (i) in connection with each request by the Pledgor to release Residual Securities and/or Pledged Stock pursuant to Section 3.1(b) and (ii) quarterly as reflected in its Residual Securities valuation statement delivered to the Secured Creditors pursuant to Section 3.2, in each case prepared on a basis consistent with past practices and in conformity with the value used in the financial statements of the Pledgor and its parent delivered to the Secured Creditors pursuant to the terms of the Credit Agreements.

                  "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which banking institutions are authorized or obligated to close in New York, New York.

                  "CIT" shall mean The CIT Group/Equipment Financing, Inc. and its successors and assigns.

                  "CIT Credit Agreement" shall have the meaning provided in the definition of Credit Agreements.

                  "Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "Collateral" shall have the meaning provided in Section 2.

                  "Credit Agreements" shall mean (i) the Master Loan and Security Agreement dated as of January 1, 1997 between the Pledgor and Greenwich Capital (as the same may be amended, modified, supplemented or restated from time to time, the "Greenwich Capital Credit Agreement") and (ii) the Revolving Credit and Security Agreement dated as of February 3, 1998 among the Pledgor, Cityscape Financial Corp., as guarantor, the financial institutions from time to time party thereto and CIT, as agent for such financial institutions (as the same may be amended, modified, supplemented or restated from time to time, the "CIT Credit Agreement").

                  "Deficiency" shall have the meaning provided in Section
3.1(a).

                  "Excess" shall have the meaning provided in Section 3.1(b).

                  "Expiration Date" shall have the meaning provided in Section 4(d).

                  "Extended Expiration Date" shall have the meaning provided in
Section 4(d).

                  "Financial Assets" shall have the meaning specified therefor in the Code.

                  "Financing Documents" shall mean this Agreement, the Credit Agreements and all other agreements, documents, instruments and writings delivered pursuant to or in connection with any thereof.

                  "Greenwich Capital" shall mean Greenwich Capital Financial Products, Inc. and its successors and assigns.

                  "Greenwich Capital Credit Agreement" shall have the meaning provided in the definition of Credit Agreements.

                  "Investment Property" shall have the meaning specified therefor in the Code.

                  "Issuer" shall mean each corporate subsidiary of the Pledgor identified in Annex A hereto, as the issuer of the Pledged Stock and the owner of the Residual Securities, together with any successor to each such corporation.

                  "Lien" shall mean any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Code or comparable law of any jurisdiction to evidence any of the foregoing).

                  "Loans" shall mean all loans and/or the principal amount of promissory notes, or the face amount of all promissory notes issued at a discount, constituting Obligations hereunder.

                  "Market Value" shall have the meaning specified therefor in
Section 3.1(c).

                  "Notified Acceleration Event" shall mean the occurrence of either (i) a Bankruptcy Event of Default with respect to the Pledgor or (ii) the giving by any Secured Creditor of written notice to the Pledgee (with a copy to the Pledgor and each other Secured Creditor) that an Event of Default exists, provided that such written notice may only be given if an Acceleration Event has occurred and is continuing and, provided further that any such Notified Acceleration Event shall cease to exist once there is no longer any Acceleration Event in existence.

                  "Notified Event of Default" shall mean the giving by any Secured Creditor of written notice to the Pledgee, Pledgor and each other Secured Creditor that an Event of Default has occurred and is continuing and, provided, that any such Notified Event of Default shall cease to exist once there is no longer any Event of Default in existence.

                  "Obligations" shall have the meaning provided in the last clause of Section 1.

                  "Pledged Stock" shall mean all the issued and outstanding shares of capital stock of each Issuer listed on Annex A, together with all stock certificates representing all such shares of capital stock as pledged and held as Collateral hereunder pursuant to Section 2.

                  "Pledgee" shall have the meaning provided in the first paragraph hereof; provided that each reference to "Pledgee" or to "The CIT Group/Equipment Financing, Inc." contained herein (including in Annex B attached hereto) shall include any successor or assignee thereof.

                  "Pledgor" shall have the meaning provided in the first paragraph hereof.

                  "Release Date" shall have the meaning provided in Section 3.1(b).

                  "Remaining Proceeds" shall have the meaning provided in
Section 9(a).

                  "Residual Securities" shall mean interest-only strips, residual interests or reserve certificates issued and/or transferred to the Issuers in connection with securitization transactions.

                  "Restricted Residual Securities" shall have the meaning provided in Section 4(d).

                  "Secured Creditors" shall mean and include (i) Greenwich Capital and (ii) the financial institutions party to the CIT Credit Agreement and CIT, as agent on behalf of the financial institutions party to the CIT Credit Agreement, provided that, for purposes of this Agreement, the financial institutions described in clause (ii) hereof shall be a single Secured Creditor and shall act through CIT.

                  "Securities Account" shall have the meaning specified therefor in the Code.

                  "Securities Entitlement" shall have the meaning specified therefor in the Code.

                  "Side Letter" shall have the meaning provided in Section 4(d).

                  "Value" shall mean, with respect to any Residual Security, its Book Value as determined by the Pledgor, provided that if in any instance the Secured Creditors have determined a Market Value for such Residual Security in accordance with Section 3.1(c), "Value" shall mean Market Value as so determined.

                  16. Pledgor's Obligations Absolute. etc. Except as expressly provided in Section 19 or 22, the obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Financing Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                  17. Sale of Pledged Stock. etc. If at any time when the Pledgee shall exercise its right to sell all or any part of the Pledged Stock pursuant to Section 7, the Pledgee may, at the direction of the Secured Creditors in their sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as the Secured Creditors may deem necessary or advisable in order that such sale may legally be effected without registration under the Securities Act of 1933; provided, that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, at the direction of the Secured Creditors (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit any Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if any such Issuer would agree to do so.

                  18. Irrevocable Authorization and Instruction to the Issuers. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement and any other Financing Document to which it is a party, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

                  19. Termination; Release. (a) It is expressly acknowledged and agreed that so long as no Notified Event of Default exists, any or all of the Collateral or Residual Securities may be released by the Pledgee acting at the direction of the Secured Creditors, provided that no such release shall be effective with respect to any Collateral that is expressly required to be granted by any agreement governing any of the Obligations (as opposed to being required pursuant to any "negative pledge" or similar agreement) unless the terms of such agreement governing any such release are complied with. Upon any release of any such Collateral as provided in the immediately preceding sentence, the Pledgee shall, at the request and expense of the Pledgor, and without the further consent of, or liability to, any Secured Creditor, release such Collateral and execute and deliver to the Pledgor a proper instrument or instruments acknowledging the release of such Collateral from this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) the Collateral being sold or released as described above.

                  (b) After the date on which all commitments to lend under all of the Credit Agreements have terminated and all Obligations have been indefeasibly paid in full, this Agreement shall terminate, and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor or to such other person as may be lawfully entitled (without recourse and without any representation or warranty) such of the Collateral and Residual Securities as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder.

                  (c) At any time that the Pledgor desires that Collateral or Residual Securities be released as provided in the foregoing Section 19(a) or
(b), it shall deliver to the Pledgee a certificate signed by its chief financial officer stating that the release of the respective Collateral or Residual Securities is permitted pursuant to Section 19(a) or (b), as the case may be. Upon any release of Collateral pursuant to Section 19(a) or (b), none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof.

                  20. Notices. etc. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (a)      if to the Pledgor, at:

                           Cityscape Corp.
                           565 Taxter Road
                           Elmsford, New York  10523
                           Attention: Cheryl Carl
                                       Senior Vice President

                  (b)      if to the Pledgee, at:

                           The CIT Group/Equipment Financing, Inc.
                           650 CIT Drive
                           Livingston, New Jersey  07039

                           Attention: John Fall, Esq.
                                       Senior Vice President
                                       & General Counsel

                  (c) if to CIT, at such address as CIT shall have specified in the CIT Credit Agreement;

                  (d) if to Greenwich Capital, at such address as Greenwich Capital shall have specified in the Greenwich Capital Credit Agreement;

         or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  21. Waiver Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee (with the written consent of the Secured Creditors).

                  22. Miscellaneous. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (b) be binding upon the Pledgor, its successors and assigns, provided, however, that the Pledgor shall not assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Secured Creditors), and (c) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. In the event of any inconsistency between the provisions of either Credit Agreement and this Agreement, this Agreement will govern for the purposes of the transactions contemplated herein.

                  23. Waiver of Jury Trial. The Pledgor, the Pledgee and the Secured Creditors hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                  24. Equal and Ratable Security. This Agreement is intended by the Pledgor to secure the Obligations, due the Secured Creditors under the respective Credit Agreements as set forth in this Agreement.

                  25. Actions by Secured Creditors. Whenever in this Agreement any instruction, direction, consent, notice or other action is to be taken, made or given by the Secured Creditors, such instruction, direction, consent, notice or other action must be taken, made or given by both Secured Creditors.

                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                         CITYSCAPE CORP., as Pledgor


                                         By
                                           -------------------------------------
                                              Title:



                                         THE CIT GROUP/EQUIPMENT FINANCING,
                                         INC., as Pledgee


                                         By
                                           -------------------------------------
                                              Title:


ACKNOWLEDGED AND ACCEPTED:

THE CIT GROUP/EQUIPMENT FINANCING, INC., as agent on behalf of the financial institutions party to the CIT Credit Agreement


By
   ---------------------------------
     Title:


GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


By
  ----------------------------------
     Title:

                                     ANNEX A

                                       to
                             PLEDGE AGREEMENT (SPV)

                              LIST OF PLEDGED STOCK



                                                                                       Percentage of Outstanding
                                                                                               Shares of
       Name of Issuer                Type of Shares              Number of Shares            Capital Stock
       --------------                --------------              ----------------            -------------

                                    ANNEX A-1
                                       to
                             PLEDGE AGREEMENT (SPV)

                           LIST OF RESIDUAL SECURITIES



                                                                 Unpaid Principal
                                      Series/Class                  Balance of
       Name of Issuer                & Issued Date                Mortgage Loans             Percentage Interest
       --------------                -------------                --------------             -------------------

                                     ANNEX B
                                       to
                             PLEDGE AGREEMENT (SPV)

                                   THE PLEDGEE

                  1. Appointment. The Secured Creditors (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Pledge Agreement to which this Annex B is attached (the "Pledge Agreement") hereby irrevocably designate The CIT Group/Equipment Financing, Inc. as Pledgee to act as specified herein and in the Pledge Agreement. Each Secured Creditor hereby irrevocably authorizes the Pledgee to take such action on its behalf under the provisions of the Pledge Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Pledgee by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Pledgee accepts its appointment as collateral agent for the benefit of the Secured Creditors. The Pledgee may perform any of its duties hereunder by or through its agents or employees.

                  2. Nature of Duties. The Pledgee shall have no duties or responsibilities except those expressly set forth in the Pledge Agreement. Neither the Pledgee nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Pledge Agreement or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Pledgee shall be mechanical and administrative in nature; the Pledgee shall not have by reason of the Pledge Agreement or any other Financing Document a fiduciary relationship in respect of any Secured Creditor; and nothing in the Pledge Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Pledgee any obligations in respect of the Pledge Agreement except as expressly set forth herein.

                  3. Lack of Reliance on the Pledgee. Independently and without reliance upon the Pledgee, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Pledgor in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Pledgor, and the Pledgee shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations, or at any time or times thereafter. The Pledgee shall not be responsible to any Secured Creditor for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of the Pledge Agreement or the financial condition of the

Pledgor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Pledge Agreement, or the financial condition of the Pledgor or any subsidiary of the Pledgor, or the existence or possible existence of any Event of Default.

                  4. Certain Rights of the Pledgee. The Secured Creditors shall have the right to direct the Pledgee to take any action with respect to the Collateral. If the Pledgee shall request instructions from the Secured Creditors with respect to any act or action (including failure to act) in connection with the Pledge Agreement, the Pledgee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Secured Creditors, and to the extent requested, appropriate indemnification in respect of actions to be taken; and the Pledgee shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Pledgee as a result of the Pledgee acting or refraining from acting (x) hereunder in accordance with the instructions of the Secured Creditors or (y) under any other Financing Document to which such Secured Creditor is a party as provided for therein.

                  5. Reliance. The Pledgee shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to the Pledge Agreement and its duties thereunder, upon advice of counsels elected by it.

                  6. Indemnification. To the extent the Pledgee is not reimbursed and indemnified by the Pledgor, the Secured Creditors will reimburse and indemnify the Pledgee, with each Secured Creditor to be responsible for one-half, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Pledgee in performing its duties hereunder or under the Pledge Agreement, or in any way relating to or arising out of the Pledge Agreement except for those resulting solely from the Pledgee's own gross negligence or willful misconduct.

                  7. The Pledgee in its Individual Capacity. With respect to its obligations as a lender under the Credit Agreements and any other credit facilities to which the Pledgee is a party, and to act as agent under one or more of such credit facilities, the Pledgee shall have the rights and powers specified therein and herein for a "Secured Creditor", and may exercise the same rights and powers as though it were not performing the duties specified herein. The Pledgee may lend money to, and generally engage in any kind of business with the Pledgor or any affiliate or subsidiary of the Pledgor as if it were not performing the duties specified herein.

                  8. Resignation by the Pledgee. (a) The Pledgee may resign from the performance of all its function and duties under the Pledge Agreement at any time by giving 20 Business Days' prior written notice (as provided in the Pledge Agreement) to the Pledgor and the Secured Creditors. Such resignation shall take effect upon the appointment of a successor Pledgee pursuant to clause (b) below.

                  (b) Upon any such notice of resignation, the Secured Creditors shall appoint a successor Pledgee hereunder who shall be a Secured Creditor or a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least $50,000,000.

                                     ANNEX C

                                       to

                             PLEDGE AGREEMENT (SPV)


                                PLEDGE AMENDMENT


                  This Pledge Amendment, dated ____________, is delivered pursuant to Section 4(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement (SPV), dated February 3, 1998 as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.


       Name of Issuer               Number of Shares                   Class                  Certificate No(s)
       --------------               ----------------                   -----                  -----------------





                                           CITYSCAPE CORP.



                                           By:
                                              ----------------------------------
                                                    Name:
                                                    Title:

                                     ANNEX D

                                       to

                             PLEDGE AGREEMENT (SPV)

                     FORM OF SUPPLEMENTAL SECURITY AGREEMENT

                  Pursuant to a Pledge Agreement (SPV) (the "Pledge Agreement"), dated as of February 3, 1998, made by Cityscape Corp. ("Parent") in favor of The CIT Group/Equipment Financing, Inc., as collateral agent (the "Pledgee") for the benefit of the Secured Creditors (all capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Pledge Agreement), the Parent has pledged all the issued and outstanding shares of capital stock of _______________________________ (the "Issuer") to the
Pledgee as Collateral and has, prior to the date hereof, caused the Issuer to deliver, and the Issuer has delivered, to the Pledgee, among other things, all certificates and instruments evidencing the Residual Securities owned by the Issuer which are held by the Pledgee not as Collateral but as custodian for the Issuer.

                  By its execution of this Supplemental Security Agreement (this "Agreement"), the Issuer agrees that, if the Issuer grants a Lien or a security interest in any Residual Securities to any Person other than the Pledgee or if any non-consensual Lien is created on any Residual Securities (the date of any such grant or creation is hereinafter referred to as the "Effective Date"), the Issuer shall be deemed to have simultaneously granted to the Pledgee as security for the Obligations, without any further action on the part of the Issuer or the Pledgee, a Lien on and security interest in and an assignment of all the Issuer's right, title and interest in and to (i) such Residual Securities, and
(ii) all distributions, cash, Investment Property, instruments, Financial Assets and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, such Residual Securities and all general intangibles arising from or relating to such Residual Securities. In addition, on the Effective Date, all certificates and instruments evidencing such Residual Securities which, prior to the Effective Date, were held by the Pledgee not as Collateral but as the custodian thereof in accordance with
Section 4(c) of the Pledge Agreement, shall be automatically and without any further action on the part of the Issuer or the Pledgee pledged to the Pledgee and held as Collateral for the benefit of the Lenders.

                  By its execution of this Agreement the Issuer hereby confirms that, as of the Effective Date, the representations and warranties contained in the Pledge Agreement with respect to the Issuer and the Residual Securities are true and correct; and the Issuer agrees that, from and after the Effective Date, the Issuer shall be a party to the Pledge Agreement and shall be bound, along with the Pledgor, by all the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein including without limitation Sections 3, 4 and 14(b) which are incorporated by reference herein. The Issuer hereby agrees that from and after the Effective Date, each reference to a "Pledgor" in the Pledge Agreement shall include the Issuer.

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

                                        [ISSUER]



                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                      -2-